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                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                               SWH FUNDING CORP.,

                                    AS LENDER


                                       AND


                      CEDAR INCOME FUND PARTNERSHIP, L.P.,

                                   AS BORROWER



                             AS OF OCTOBER ___, 2001



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                                TABLE OF CONTENTS

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ARTICLE 1 -- PARTICULAR TERMS; DEFINITIONS........................................................................1

ARTICLE 2 -- THE LOAN............................................................................................23
2.1    Loan Funding..............................................................................................23
2.2    Interest Rate.............................................................................................24
2.3    Payments..................................................................................................24
       2.3.1    Basic Interest...................................................................................24
       2.3.2    Principal Payments...............................................................................24
       2.3.3    Repayment of Outstanding Principal Balance.......................................................25
       2.3.4    Fees.............................................................................................25
       2.3.5    General..........................................................................................25
       2.3.6    Net Proceeds.....................................................................................25
2.4    Loan Term.................................................................................................26
2.5    Change In Law, Etc........................................................................................27
2.6    Prepayment................................................................................................28
2.7    Default Interest; Late Charge.............................................................................28
2.8    Maximum Amount of Interest................................................................................29
2.9    Loan Taxes................................................................................................30
2.10   Servicing.................................................................................................31

ARTICLE 3 -- CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER..................................................32
3.1    Borrower Organization, Enforceability, Etc................................................................32
       3.1.1    Borrower Status..................................................................................32
       3.1.2    Guarantor/General Partner Status.................................................................32
       3.1.3    Status of Limited Partners.......................................................................33
       3.1.4    No Other Partners................................................................................33
       3.1.5    Structure of Borrower............................................................................33
       3.1.6    Guarantor........................................................................................33
3.2    Borrower Address..........................................................................................33
3.3    Organizational Documents..................................................................................33
3.4    Guarantor's Organizational Documents......................................................................33
3.5    Title.....................................................................................................34
3.6    Valid Liens...............................................................................................34
3.7    Uses......................................................................................................34
3.8    No Structural Defects.....................................................................................34
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3.9    Compliance with Zoning, Etc...............................................................................34
3.10   No Condemnation...........................................................................................35
3.11   No Casualty...............................................................................................35
3.12   Purchase Options..........................................................................................35
3.13   No Encroachments..........................................................................................35
3.14   Litigation................................................................................................35
3.15   No Conflict with Law or Agreements........................................................................35
3.16   Personal Property.........................................................................................36
3.17   Easements; Access; Utilities..............................................................................36
3.18   No Flood Hazard, Etc......................................................................................36
3.19   Premises Taxed as a Separate Tax Lot......................................................................36
3.20   Leases....................................................................................................37
3.21   Environmental.............................................................................................38
3.22   Access Laws...............................................................................................38
3.23   No Default................................................................................................38
3.24   No Offsets................................................................................................38
3.25   Financial Statements......................................................................................38
3.26   No Insolvency.............................................................................................38
3.27   Fraudulent Conveyance.....................................................................................38
3.28   Broker....................................................................................................39
3.29   Fiscal Year...............................................................................................39
3.30   No Other Financing........................................................................................39
3.31   ERISA.....................................................................................................39
3.32   FIRPTA....................................................................................................40
3.33   PUHCA.....................................................................................................40
3.34   Insurance.................................................................................................40
3.35   Securities Laws...........................................................................................40
3.36   Investment Company Act....................................................................................40
3.37   Taxes; Impositions........................................................................................40
3.38   Full and Accurate Disclosure..............................................................................40
3.39   Contracts.................................................................................................41
3.40   Other Obligations and Liabilities.........................................................................41
3.41   Documents.................................................................................................41
3.42   No Strikes................................................................................................41

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                                       ii
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3.43   Consumer Credit Laws; Usury...............................................................................41
3.44   SC Affiliate Organization, Enforceability, Etc............................................................42
       3.44.1   SC Affiliate Status..............................................................................42
       3.44.2   Structure of SC Owners...........................................................................42
3.45   SC Affiliates Address.....................................................................................42
3.46   SC Affiliates Organizational Documents....................................................................42
3.47   SC Title..................................................................................................43
3.48   SC Uses...................................................................................................43
3.49   No SC Structural Defects..................................................................................43
3.50   SC Compliance with Zoning, Etc............................................................................43
3.51   No SC Condemnation........................................................................................44
3.52   No SC Casualty............................................................................................44
3.53   SC Purchase Options.......................................................................................44
3.54   No SC Encroachments.......................................................................................44
3.55   SC Litigation.............................................................................................44
3.56   No SC Conflict with Law or Agreements.....................................................................44
3.57   SC Personal Property......................................................................................45
3.58   SC Easements; SC Access; SC Utilities.....................................................................45
3.59   No SC Flood Hazard, Etc...................................................................................45
3.60   Shopping Centers Taxed as a Separate Tax Lot..............................................................45
3.61   SC Leases.................................................................................................46
3.62   SC Environmental..........................................................................................47
3.63   SC Access Laws............................................................................................47
3.64   No SC Default.............................................................................................47
3.65   SC Financial Statements...................................................................................47
3.66   No SC Insolvency..........................................................................................47
3.67   SC Fiscal Year............................................................................................47
3.68   No Other SC Financing.....................................................................................48
3.69   SC ERISA..................................................................................................48
3.70   SC FIRPTA.................................................................................................48
3.71   SC PUHCA..................................................................................................48
3.72   SC Insurance..............................................................................................48
3.73   SC Securities Laws........................................................................................48
3.74   SC Investment Company Act.................................................................................48
3.75   SC Taxes; SC Impositions..................................................................................49

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                                       iii
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3.76   SC Full and Accurate Disclosure...........................................................................49
3.77   SC Contracts..............................................................................................49
3.78   Other SC Obligations and Liabilities......................................................................49
3.79   SC Documents..............................................................................................49
3.80   No SC Strikes.............................................................................................50

ARTICLE 4 -- CERTAIN COVENANTS OF BORROWER.......................................................................50
4.1    Payment and Performance of Obligations....................................................................50
4.2    Transfers.................................................................................................50
4.3    Liens.....................................................................................................51
4.4    Indebtedness..............................................................................................51
4.5    Compliance with Restrictive Covenants, Etc................................................................52
4.6    Leases....................................................................................................52
4.7    Delivery of Notices.......................................................................................55
4.8    ERISA.....................................................................................................56
4.9    Agreements with Affiliates................................................................................57
4.10   After Acquired Property...................................................................................57
4.11   Books and Records.........................................................................................57
4.12   Delivery of Estoppel Certificates.........................................................................57
4.13   Management, Etc...........................................................................................58
4.14   Financial Statements; Approved Operating Budget, Audit Rights.............................................58
4.15   Maintenance of Non-Taxable Status.........................................................................61
4.16   Lender's Attorneys' Fees and Expenses.....................................................................61
4.17   Environmental.............................................................................................62
4.18   Access Laws...............................................................................................62
4.19   Inspections...............................................................................................62
4.20   Use of Premises; Zoning Change............................................................................62
4.21   Required Insurance........................................................................................62
4.22   Construction..............................................................................................62
4.23   Contracts.................................................................................................64
4.24   Report Updates............................................................................................64
4.25   Non-Competition...........................................................................................64
4.26   No Sale or Refinancing....................................................................................64
4.27   SC Liens..................................................................................................65
4.28   SC Indebtedness...........................................................................................65
4.29   SC Compliance with Restrictive Covenants, Etc.............................................................65

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                                       iv
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4.30   SC Leases.................................................................................................66
4.31   SC ERISA..................................................................................................68
4.32   SC Agreements with Affiliates.............................................................................69
4.33   Books and Records.........................................................................................69
4.34   SC Management, Etc........................................................................................69
4.35   SC Financial Statements; Approved Operating Budget, Audit Rights..........................................70
4.36   SC Maintenance of Non-Taxable Status......................................................................72
4.37   SC Environmental..........................................................................................72
4.38   SC Inspections............................................................................................72
4.39   SC Use of Premises; Zoning Change.........................................................................72
4.40   SC Required Insurance.....................................................................................72
4.41   SC Construction...........................................................................................72
4.42   SC Contracts..............................................................................................73
4.43   SC Report Updates.........................................................................................73
4.44   SC Non-Competition........................................................................................74
4.45   No SC Sale or Refinancing.................................................................................74

ARTICLE 5 -- INSURANCE; CASUALTY AND CONDEMNATION................................................................74
5.1    Insurance; Coverages......................................................................................74
5.2    Identification of Lender..................................................................................76
5.3    Approved Insurer; Premiums and Policies...................................................................76
5.4    Waiver of Subrogation.....................................................................................77
5.5    No Separate Insurance.....................................................................................77
5.6    Casualty; Proceeds of Required Insurance..................................................................77
5.7    Condemnation and Eminent Domain...........................................................................79
5.8    SC Insurance; SC Casualty and Condemnation................................................................81

ARTICLE 6 -- EVENTS OF DEFAULT...................................................................................81
6.1    Events of Default.........................................................................................81
       6.1.1    Non-Payment......................................................................................81
       6.1.2    Affirmative Covenants............................................................................81
       6.1.3    Negative Covenants...............................................................................82
       6.1.4    Financial Statements.............................................................................82
       6.1.5    Representations..................................................................................82
       6.1.6    Other Loan Documents.............................................................................82
       6.1.7    Demolition or Alterations........................................................................82

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                                        v
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       6.1.8    Failure to Deliver Estoppel Certificate..........................................................82
       6.1.9    Cessation........................................................................................82
       6.1.10   Transfer.........................................................................................83
       6.1.11   Liens............................................................................................83
       6.1.12   Involuntary Bankruptcy, Etc......................................................................83
       6.1.13   Voluntary Bankruptcy, Etc........................................................................83
       6.1.14   Judgments........................................................................................83
       6.1.15   Leasing Breach...................................................................................84
       6.1.16   Organizational Documents.........................................................................84
       6.1.17   Delivery of Financial Statements; Annual Operating Budget........................................84
       6.1.18   ERISA............................................................................................84
       6.1.19   Termination of Management Agreement, Etc.........................................................84
       6.1.20   Other Conditions for Acceleration................................................................84
       6.1.21   Misapplication of Receipts.......................................................................84
       6.1.22   Prohibited Assignment............................................................................85
       6.1.23   Holdings Agreement...............................................................................85
6.2    Rights upon Event of Default..............................................................................85
6.3    Waiver of Stay, Extension and Moratorium Laws, Appraisal and Valuation, Redemption and Marshalling........86
6.4    Preferences; Revival......................................................................................87

ARTICLE 7 -- GENERAL PROVISIONS..................................................................................87
7.1    Rights Cumulative; Waivers................................................................................87
7.2    Lender's Action for its Own Protection Only...............................................................88
7.3    No Third Party Beneficiaries..............................................................................89
7.4    Payment of Expenses, etc..................................................................................89
       7.4.1    Payment of Expenses..............................................................................89
       7.4.2    Advances Secured.................................................................................90
7.5    Indemnification...........................................................................................90
7.6    Notices...................................................................................................92
7.7    No Oral Modification......................................................................................93
7.8    Assignment by Lender; Participations......................................................................94
       7.8.1    Assignment and Participations....................................................................94
       7.8.2    Assignment and Acceptance........................................................................94
       7.8.3    Other Business...................................................................................95
       7.8.4    Privity of Contract..............................................................................95

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7.9    Severability..............................................................................................95
7.10   No Assignment by Borrower.................................................................................95
7.11   Governing Law.............................................................................................95
7.12   Successors and/or Assigns.................................................................................95
7.13   Entire Contract...........................................................................................96
7.14   Liability.................................................................................................96
7.15   Counterparts; Headings....................................................................................96
7.16   Time of the Essence.......................................................................................96
7.17   Consents..................................................................................................96
       7.17.1   No Subsequent Consent............................................................................96
       7.17.2   Withholding of Consent...........................................................................97
7.18   No Partnership............................................................................................97
7.19   WAIVER OF JURY TRIAL......................................................................................97
7.20   Construction of Provisions................................................................................98
7.21   Limitation on Liability...................................................................................99
7.22   Jurisdiction, Venue, Service of Process...................................................................99
7.23   Rule of Construction......................................................................................99
7.24   Further Assurances........................................................................................99
7.25   Recitals.................................................................................................100
7.26   Effect of Environmental Representations and Covenants and Indemnities....................................100
7.27   Impositions and Insurance Escrow.........................................................................101
       7.27.1   Impositions and Insurance Deposits..............................................................101
       7.27.2   Payment of Impositions and Insurance Premiums...................................................102
       7.27.3   Application upon Event of Default...............................................................102
       7.27.4   Reliance........................................................................................102
       7.27.5   No Third Party Beneficiary......................................................................102
7.28   Interest Reserve Escrow..................................................................................103
       7.28.1   Interest Reserve Deposits.......................................................................103
       7.28.2   Payment of Basic Interest.......................................................................103
       7.28.3   Application upon Event of Default...............................................................104
7.29   Environmental Reserve Escrow.............................................................................104
       7.29.1   Environmental Reserve Deposits..................................................................104
       7.29.2   Reimbursement...................................................................................104
       7.29.3   Application upon Event of Default...............................................................105
7.30   Delivery of Lender Statement.............................................................................105

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                                      vii

EXHIBITS

EXHIBIT A         Legal Description of the Premises
EXHIBIT B         Approved Contracts
EXHIBIT C         Approved Leases
EXHIBIT D         SC Approved Contracts
EXHIBIT E         SC Approved Leases
EXHIBIT F         Legal Description of Washington Center
EXHIBIT G         Legal Description of Academy Plaza
EXHIBIT H         Legal Description of Port Richmond Village
EXHIBIT I         Structure of Borrower
EXHIBIT J         Rent Roll
EXHIBIT K         Structure of SC Owners
EXHIBIT L         SC Rent Rolls
EXHIBIT M         Approved Operating Budget for 2001
EXHIBIT N         SC Approved Operating Budget for 2001

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (as amended, modified, supplemented, extended, restated or replaced from time to time, this "Agreement"), dated as of October ___, 2001, by and between SWH FUNDING CORP., a New Jersey corporation, having an office at Two University Plaza, Hackensack, New Jersey 07601 (together with its successors, assigns and/or participants, "Lender"), and CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, having an office c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Borrower").


                              W I T N E S S E T H:



         WHEREAS, Borrower has heretofore acquired fee title in and to those certain tracts or parcels of land located in Jacksonville, Florida, as more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"), together with the building(s) and other improvements situate thereon (collectively, the "Premises"); and

        WHEREAS, Borrower desires to borrow the sum of $6,000,000.00 (the "Loan Amount") from Lender (the "Loan") in order to provide a portion of the equity required to purchase the Shopping Centers (as hereinafter defined) and to pay a portion of the Permitted Closing Fees and Costs (as hereinafter defined); and

        WHEREAS, Lender has advised Borrower that, subject to the terms and conditions of this Agreement and of the Loan Documents (as hereinafter defined), and in reliance upon the representations, warranties, covenants and undertakings of Borrower herein and therein contained, Lender is willing to make the Loan to Borrower on the terms and conditions set forth herein and therein.

        NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and the recitals hereinabove set forth which are hereby incorporated herein and made a part hereof, and the mutual promises and agreements herein contained, Lender and Borrower hereby agree as follows:

                                   ARTICLE 1
                          PARTICULAR TERMS; DEFINITIONS

         The following terms shall have the respective meanings hereinafter specified for all purposes of this Agreement, and shall be applicable equally to the singular and plural forms of such terms:

         "Academy Plaza Loan" shall mean that certain loan in the original principal amount of $11,080,000.00 made by The Chase Manhattan Bank to Academy

Store, L.P., which loan (a) is secured by, inter alia, a mortgage encumbering the Shopping Center known as Academy Plaza and (b) is being or has been assumed by Academy Plaza L.L.C. 1.

         "Affiliate" shall mean, with respect to a specified Person, (a) a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the specified Person, (b) any Person who is an officer, director, partner, manager, employee, or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner, manager or trustee, or with respect to which the specified Person serves in a similar capacity, (c) if the Person is an individual, the spouse, issue, or parent of the specified Person, and (d) any Person which would constitute an Affiliate of any such Person described in clauses (a) through (d) immediately above.

         "Affirmative Covenant" shall mean a promise or covenant by any Person to perform. act, suffer, permit or consent.

         "Agreement" shall have the meaning ascribed thereto in the introductory paragraph hereof.

         "Allowed Financing" shall have the meaning ascribed thereto in Section
4.26 hereof.

         "Allowed Sale" shall have the meaning ascribed thereto in Section 4.26 hereof.

         "Approved Accountants" shall mean one of the so-called "Big Five" accounting firms or such other independent certified public accountants of nationally recognized standing selected by the Person required to deliver the applicable Financial Statements and other reports provided for herein, which Approved Accountants, if not one of the so-called "Big Five" accounting firms, shall be subject to Lender's prior written approval not unreasonably to be withheld.

         "Approved Base Building Work" shall mean any capital improvements to be made to any portion of the Premises not occupied or intended to be occupied by a Tenant.

         "Approved Base Building Work Contractor(s)" shall mean, with respect to any Approved Base Building Work, the contractor(s) selected or approved by Borrower to perform the Approved Base Building Work, which contractor(s) shall have been approved by Lender, such approval not unreasonably to be withheld or delayed. From and after the Effective Date, Borrower shall obtain at least three
(3) arms-length bids from qualified contractors who are not Affiliates of Borrower or any other Significant Party in respect of all other Approved Base Building Work and shall provide to Lender all bid materials prepared by or on behalf of Borrower in connection therewith and all bids received by Borrower.

         "Approved Base Building Work Plans and Specifications" shall mean the designs, plans and specifications for any Approved Base Building Work, which designs, plan and specifications shall have been approved by Lender, such approval not unreasonably to be withheld or delayed.

         "Approved Contracts" shall mean the Contracts set forth on Exhibit B attached hereto and made a part hereof and any other Contract entered into after the date hereof in accordance with Section 4.23 hereof.

         "Approved Leases" shall mean all Leases as set forth on Exhibit C attached hereto and made a part hereof and all Leases entered into after the Effective Date in accordance with Section 4.6 hereof.

         "Approved Operating Budget" shall have the meaning ascribed thereto in
Section 4.14(d) hereof.

         "Approved Operating Expenses" shall mean all Expenses set forth on the Approved Operating Budget then in effect in respect of the Premises.

         "Approved Permitted Encumbrances" shall mean the encumbrances set forth on Schedule B of the Title Policy.

         "Approved Tenant Improvement Contractor(s)" shall mean, with respect to any Approved Tenant Improvements, the contractor(s) selected or approved by Borrower to perform any Landlord Work and/or to oversee any Tenant Work, which contractor(s) have been approved by Lender, such approval not unreasonably to be withheld. From and after the Effective Date, Borrower shall obtain at least three (3) arms-length bids from qualified contractors who are not Affiliates of Borrower or any other Significant Party in respect of all Approved Tenant Improvements and shall provide to Lender all bid materials prepared by or on behalf of Borrower in connection therewith and all bids received by Borrower.

         "Approved Tenant Improvement Plans and Specifications" shall mean the designs, plans and specifications for any Approved Tenant Improvements, which designs, plans and specifications have been approved by Lender, such approval not unreasonably to be withheld.

         "Approved Tenant Improvements" shall mean any Tenant Work or Landlord Work under an Approved Lease which has been approved by Lender. The performance of the required alterations in accordance with a certain "design intent plan" under a certain Supplemental Lease Agreement, dated August 17, 2001, between Borrower and the United States of America, is hereby approved by Lender.

         "Assignees" shall have the meaning ascribed thereto in Section 7.8.1 hereof.

         "Assignment of Agreements, Licenses, Permits and Contracts" shall mean that certain Assignment of Agreements, Licenses, Permits and Contracts, dated as of the Effective Date, given by Borrower, as assignor, to Lender, as assignee, as the same may be amended, modified, supplemented, restated or replaced from time to time.

         "Assignment of Leases and Rents" shall mean that certain Absolute Assignment of Leases and Rents, dated as of the Effective Date, given by Borrower, as assignor, to Lender, as assignee, as the same may be amended, modified, supplemented, restated or replaced from time to time.

         "Awards" shall have the meaning ascribed thereto in Section 5.7(a) hereof.

         "Bankruptcy Code" shall mean Title 11 of the United States Code, 11 U.S.C.ss.ss.101 et seq., as amended.

         "Basic Interest" shall mean interest due on the Outstanding Principal Balance and the aggregate amount of all Monthly Shortfalls calculated at the Basic Interest Rate on the basis of a 360 day year for the actual number of days elapsed.

         "Basic Interest Rate" shall mean a fixed rate equal to (a) twelve and one-half percent (12.5%) per annum, for any Interest Accrual Period or portion thereof during and through and including the Initial Maturity Date, (b) if the First Extension is exercised in accordance with and pursuant to Section 2.4(b) hereof, the greater of (i) fourteen percent (14%) per annum and (ii) the sum of LIBOR plus eight and one-quarter percent (8.25%) per annum, for any Interest Accrual Period or portion thereof after the Initial Maturity Date through and including the First Extension Maturity Date and (c) if the Second Extension is exercised in accordance with and pursuant to Section 2.4(c) hereof, the greater of (i) fifteen percent (15%) per annum and (ii) the sum of LIBOR plus nine and one quarter percent (9.25%) per annum, for any Interest Accrual Period or portion thereof after the First Extension Maturity Date through and including the Second Extension Maturity Date.

         "best knowledge" or "knowledge" shall mean, for the purpose of this Agreement and the other Loan Documents, the actual knowledge of the Person in question, after having made due inquiry. If any Person with respect to which this term would be applicable is a corporation, knowledge of such Person shall refer to actual knowledge of its officers or directors, after having made due inquiry. If any such Person is a partnership, knowledge of such entity shall refer to actual knowledge of each of its partners who participates in the management of such partnership (directly or indirectly), after having made due inquiry. If any such Person is a limited liability company, knowledge of such entity shall refer to actual knowledge of its managing member(s), after having made due inquiry. The knowledge of Borrower for purposes of this definition shall also include the knowledge of the Manager if it is an Affiliate of Borrower.

         "Boiler Insurance" shall have the meaning ascribed thereto in Section
5.1.7 hereof.

         "Borrower" shall have the meaning ascribed thereto in the recitals to this Agreement.

         "Broker" shall have the meaning ascribed thereto in Section 3.28 hereof.

         "Builder's Risk Insurance" shall have the meaning ascribed thereto in
Section 5.1.5 hereof.

         "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

         "Business Insurance" shall have the meaning ascribed thereto in Section
5.1.3 hereof.

         "Capital Adequacy Events" shall have the meaning ascribed thereto in
Section 2.5(a) hereof.

         "Cash Collateral Account" shall have the meaning ascribed thereto in the Cash Management Agreement.

         "Cash Management Agreement" shall mean that certain Cash Management Agreement, dated as of the Effective Date, between Borrower and Lender.

         "Change in Control Event" shall mean any transaction or series of transactions (including by way of merger, consolidation, exchange, dividend, hypothecation, Transfer, distribution, redemption or similar event) or any other event (including death, disability, incapacity, dissolution, insolvency, resignation, withdrawal or similar occurrence) the result of which is either (a) that Guarantor no longer controls, directly or indirectly, Borrower and/or (b) that Brentway Management LLC no longer manages the Premises or the Shopping Centers and/or (c) Leo Ullman no longer controls, directly or indirectly, Brentway Management LLC.

         "Claim" shall have the meaning ascribed thereto in Section 7.5(b) hereof.

         "Clearing Account" shall have the meaning ascribed thereto in the Cash Management Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations promulgated thereunder.

         "Collateral" shall mean all collateral pledged to Lender in respect of the Loan hereunder or under any of the other Loan Documents.

         "Competitive Business" shall mean the relocation, solicitation, enticement, inducement, interference with occupancy or other act or omission by Borrower or the Manager or any other Significant Party or any of their respective Affiliates concerning any Tenant of the Premises which results in or may reasonably be anticipated to result in the relocation, surrender, termination, takeover, removal or movement of any such Tenant from its occupancy (including any renewal, extension or expansion right and options of such Tenant), lease, sublease or tenancy at the Premises to any property or building other than the Premises without Lender's prior written consent in its sole and absolute discretion.

         "Contract" shall mean (a) any management, brokerage or leasing agreement or (b) any cleaning, maintenance, service, construction, engineering, architectural or other contract or agreement of any kind (other than Leases) of a material nature (materiality for these purposes to include contracts in excess of $10,000 or which extend beyond one year (unless cancelable on thirty (30) days or less notice without penalty or premium)), in either case relating to the ownership, leasing, management, use, operation, maintenance, design, demolition, construction, repair or restoration of the Premises, whether written or oral.

         "control" (and the correlative terms "controlled by" and "controlling") shall mean, with respect to a specified Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, however, that, without limiting the generality of the foregoing, (a) any Person (including immediate family members of such Person) which owns, directly or indirectly, securities representing ten percent (10%) or more of the value or ordinary voting power of a corporation or ten percent (10%) or more of the partnership or membership or other ownership interests (based upon value or vote) of any other Person shall always be deemed to control such corporation or other Person, (b) a general partner shall always be deemed to control any partnership of which it is a general partner, and (c) a manager or member-manager of a limited liability company shall always be deemed to control any limited liability company of which it is a manager or member-manager, as the case may be.

         "Default" shall have the meaning ascribed thereto in Section 6.1 hereof.

         "Default Rate" shall mean a per annum rate of interest equal to the lesser of (a) the sum of five percent (5%) plus the then otherwise applicable Basic Interest Rate per annum and (b) the highest rate permitted by law to be paid.

         "Designated Officer" shall mean with respect to any Person (a) if such Person is a corporation, the chief financial officer of such corporation or such other officer of such corporation as is fully familiar with the financial affairs of such Person and is reasonably approved by Lender, (b) if such Person is a partnership, the chief financial officer of such Person's managing general partner or such other officer of such Person's managing general partner as is fully familiar with the financial affairs of such Person and is reasonably approved by Lender, or (c) if such Person is a limited liability company, the chief financial officer of such Person's managing member or such other officer of such Person's managing member as is fully familiar with the financial affairs of such Person and is reasonably approved by Lender.

         "Disbursement Instructions" shall have the meaning ascribed thereto in the Cash Management Agreement.

         "Discretionary Expenses" shall mean all Expenses which are not Nondiscretionary Expenses.

         "Disqualified Person" shall have the meaning ascribed thereto in
Section 3.31 hereof.

         "Dollar" or "$" shall mean lawful money of the United States of America.

         "Easements" shall have the meaning ascribed thereto in Section 3.17 hereof.

         "Effective Date" shall mean the date on which this Agreement is executed and delivered by Borrower to Lender, as set forth in the introductory paragraph hereof.

         "Environmental Covenants and Indemnities" shall mean the covenants set forth in Section 3, and the indemnities set forth in Section 4, of the Hazardous Waste Indemnity.

         "Environmental Representations" shall mean the representations set forth in Section 2 of the Hazardous Waste Indemnity.

         "Environmental Reserve Deposits" shall have the meaning ascribed thereto in Section 7.29 hereof.

         "Environmental Reserve Escrow Account" shall have the meaning ascribed thereto in Section 7.29 hereof.

         "Environmental Work" shall have the meaning ascribed thereto in Section
7.29 hereof.

         "Equity Fee" shall mean an amount equal to the greater of (a) $350,000.00 and (b) ten percent (10%) of the difference between (i) the fair market value of the Shopping Centers and (ii) the acquisition and closing costs in connection with the purchase of the Shopping Centers, which fair market value shall be determined by an appraiser reasonably selected by Lender.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

         "Eurodollar Business Day" shall mean any Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

         "Event of Default" shall have the meaning ascribed thereto in Section
6.1 hereof.

         "Exit Fee" shall mean an amount equal to $120,000.00 and, if the Obligations are not paid and/or performed in full on or prior to October 5, 2002, such amount shall accrue interest compounded monthly until paid in full at the following rates:

                  (a) from and including October 5, 2002, through and including the Initial Maturity Date, at a rate of one-third percent (1/3%) per month;

                  (b) from the Initial Maturity Date through and including November 1, 2005, at a rate of one-half percent (1/2%) per month;

                  (c) from November 1, 2005, through and including the Second Extension Maturity Date, at a rate of two-thirds percent (2/3%) per month; and

                  (d) thereafter, at a rate of two percent (2%) per month.

         "Expenses" shall mean, in respect of any Interest Accrual Period, all reasonable and customary costs and expenses actually incurred during such Interest Accrual Period by Borrower in respect of the ownership and operation of the Premises (as reasonably adjusted by Lender to reflect, inter alia, timing of the payment of expenses and such other factors as Lender shall reasonably determine to be relevant), calculated on a cash basis, including, without limitation (a) Impositions, (b) Insurance Premiums and (c) management fees in an amount not to exceed five percent (5%) of Receipts or such greater percentage as shall be approved by Lender, but expressly excluding, however, (i) costs which under GAAP are properly classified as capital expenditures and not currently expensed, (ii) accounting, and legal fees and disbursements not directly related to the operation of the Premises, (iii) payments of principal or interest under the Loan, (iv) leasing commissions, tenant improvements, tenant inducements and allowances and base building work, from time to time (v) amounts expended on items for which reserves have been established previously and (vi) depreciation and amortization.

         "Financial Statements" shall mean the financial statements and other documentation required to be delivered pursuant to Section 4.14 hereof.

         "First Extension" shall have the meaning ascribed thereto in Section 2.4(b) hereof.

         "First Extension Maturity Date" shall mean May 1, 2006.

         "First Extension Notice" shall have the meaning ascribed thereto in
Section 2.4(b) hereof.

         "First Extension Period" shall have the meaning ascribed thereto in
Section 2.4(b) hereof.

         "First Mandatory Prepayment" shall have the meaning ascribed thereto in
Section 2.6 hereof.

         "Flood Insurance" shall have the meaning ascribed thereto in Section
5.1.4 hereof.

         "Funding Fee" shall mean the sum of $225,000.00.

         "GAAP" shall mean generally accepted accounting principles as adopted by the American Institute of Certified Public Accountants, consistently applied.

         "Governmental Authority" shall mean the United States, the State of New York, the State of Florida, the City of Jacksonville, the State of Delaware, the State of Maryland, the State of Pennsylvania, the State of New Jersey, any jurisdiction in which any of the Collateral is located, and any political subdivision of any of the foregoing, and any agency, department, commission, board, court, bureau or instrumentality of any of the foregoing.

         "Guarantor" shall mean Cedar Income Fund, Ltd., a Maryland corporation.

         "Guaranty" shall mean that certain Guaranty, dated as of the Effective Date, given by Guarantor in favor of Lender, as the same may hereafter be amended, modified, supplemented, restated or replaced from time to time.

         "Hazardous Substances" shall have the meaning ascribed thereto in the Hazardous Waste Indemnity.

         "Hazardous Waste Indemnity" shall mean that certain Hazardous Waste Indemnity with respect to the Premises, dated as of the Effective Date, made jointly and severally by Borrower and Guarantor to Lender, as same may be amended, modified, supplemented, restated or replaced from time to time.

         "Holdings" shall mean Cedar Center Holdings L.L.C. 3, a Delaware limited liability company.

         "Holdings Agreement" shall mean that certain Limited Liability Company Agreement of Holdings, dated as of September 14, 2001, between Borrower and SWH Bryant Member LLC, a Delaware limited liability company.

         "Impositions" shall mean all real estate taxes, assessments (including, without limitation, all assessments for public improvements or benefits), frontage and sewer rents, water meter charges, charges for public or private utilities, license or permit fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a Lien upon the Premises, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, revenues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes and, except for Lender's Taxes, all taxes, assessments or charges which may be levied on this Agreement or the Note.

         "Impositions and Insurance Deposits" shall have the meaning ascribed thereto in Section 7.27.1 hereof.

         "Impositions and Insurance Escrow Account" shall have the meaning ascribed thereto in Section 7.27.1 hereof.

         "Improvements" shall mean the buildings and improvements now or hereafter situate on the Land.

         "Indebtedness" shall mean any and all liabilities and obligations owing by any Person to any Person, including principal, interest, charges, fees, reimbursements and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, (a) in respect of any borrowed money (whether by loans, the issuance and sale of debt securities or the sale of any property to another Person subject to an understanding, agreement, contract or otherwise to repurchase such property) or for the deferred purchase price of any property or services (other than trade accounts payable or accrued expenses that are or would be incurred in the ordinary course of business of such Person ("Trade Payables") and payable within ninety (90) days after the date of delivery of the respective property or the rendering of the respective service), (b) as lessee under any leases (other than the Leases) which shall have been or should be, in accordance with GAAP, recorded as capital leases, (c) under direct or indirect guarantees and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure any creditor against loss in respect of the obligations of others, (d) in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such indebted Person, or (e) in respect of unfunded vested benefits under plans covered by ERISA or any similar liabilities to, for the benefit of, or on behalf of any employees of such indebted Person.

         "Indemnified Parties" shall mean each of Lender, its Affiliates, Assignees, Participants and their respective successors, assigns, partners, members, shareholders, officers, directors, employees, agents and attorneys.

         "Initial Maturity Date" shall mean November 1, 2004.

         "Insolvency Laws" shall have the meaning ascribed thereto in Section
7.20 hereof.

         "Insolvent" shall mean (a) the inability of a Person to pay its debts as they become due and/or (b) if the fair value of such Person's debts is greater than the fair value of such Person's assets.

         "Insurance Premiums" shall have the meaning ascribed thereto in Section
7.27 hereof.

         "Interest Accrual Period" shall mean, with respect to any Payment Date, the calendar month preceding such Payment Date, provided that no Interest Accrual Period shall end later than the Maturity Date (other than for purposes of calculating interest at the Default Rate), and the initial Interest Accrual Period under the Loan shall begin on the Effective Date.

         "Interest Reserve Deposit" shall have the meaning ascribed thereto in
Section 7.28 hereof.

         "Interest Reserve Escrow Account" shall have the meaning ascribed thereto in Section 7.28 hereof.

         "Land" shall have the meaning ascribed thereto in the recitals to this Agreement.

         "Landlord Work" shall mean any Approved Tenant Improvements required to be performed by Borrower under the related Approved Lease.

         "Late Charge" shall have the meaning ascribed thereto in Section 2.7(b) hereof.

         "Law Change" shall have the meaning ascribed thereto in Section 2.9(c) hereof.

         "Lease" shall mean any lease now or hereafter on or affecting the Premises, or any part thereof, whether written or oral, and all licenses and other agreements for the use and/or occupancy of the Premises, or any part thereof as the same shall have been or shall hereafter be amended.

         "Legal Requirement" shall mean any law, statute, ordinance, order, rule, regulation, decree or other requirement of a Governmental Authority, and all conditions of any Permit.

         "Lender" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "Lender's Counsel" shall mean Solomon and Weinberg LLP, located in New York, New York, and any other law firm acting as counsel to Lender.

         "Lender's Counsel Fees" shall mean all reasonable fees and disbursements of Lender's Counsel.

         "Liability Insurance" shall have the meaning ascribed thereto in
Section 5.1.2 hereof.

         "LIBOR" shall mean, with respect to any Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth (1/16th) of one percent (1%)) reported, with respect to the initial Interest Accrual Period, at 11:00 a.m. London time on the date of this Agreement (or if such date is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day), and thereafter, at 11:00 a.m. London time on the date three (3) Eurodollar Business Days after the tenth (10th) day of the calendar month in which such Interest Accrual Period commences (each such date, a "LIBOR Determination Date"), on Dow Jones Telerate Service Page 3750 (British Bankers Association Settlement Rate) as the non-reserve adjusted London Interbank Offered Rate for U.S. dollar deposits having a thirty (30) day term and in an amount of $1,000,000.00 or more (or on such other page as may replace said Page 3750 on that service or such other service or services as may be nominated by the British Bankers Association for the purpose of displaying such rate, all as determined by Lender in its sole but good faith discretion). In the event that
(i) more than one such LIBOR is provided, the average of such rates shall apply, or (ii) no such LIBOR is published, then LIBOR shall be determined from such comparable financial reporting company as Lender in its sole but good faith discretion shall determine. LIBOR for any Interest Accrual Period shall be adjusted from time to time by increasing the rate thereof to compensate Lender for any increase in aggregate reserve requirements (including, without limitation, all basic, supplemental, marginal and other reserve requirements and taking into account any transitional adjustments or other scheduled changes in reserve requirements during any Interest Accrual Period) after the date hereof which are required to be maintained by Lender with respect to "Eurocurrency Liabilities" (as presently defined in Regulation D of the Board of Governors of the Federal Reserve System) of the same term under Regulation D, or any other regulations of a Governmental Authority having jurisdiction over Lender of similar effect.

         "LIBOR Determination Date" shall have the meaning ascribed to such term in the definition of "LIBOR" above.

         "Liens" shall have the meaning ascribed thereto in Section 4.3 hereof.

         "Limited Partners" shall have the meaning ascribed thereto in Section
3.1.3 hereof.

         "Loan" shall have the meaning ascribed thereto in the recitals of this Agreement.

         "Loan Amount" shall have the meaning ascribed thereto in the recitals of this Agreement.

         "Loan Documents" shall mean this Agreement, the Note, the Mortgage, the Assignment of Leases and Rents, the Assignment of Agreements, Licenses, Permits and Contracts, the Hazardous Waste Indemnity, the Guaranty, the Cash Management Agreement, the Pledge and any other document, assignment or agreement now or hereafter executed by Borrower, or any other Person for the benefit of Lender, securing, evidencing or otherwise relating to the Loan, including, without limitation, all Uniform Commercial Code financing statements in connection with any of the foregoing.

         "Loan Taxes" shall having the meaning ascribed thereto in Section 2.9(a) hereof.

         "Major Decision" shall mean any decision of or on behalf of any Significant Party (other than Guarantor) to: (a) engage in any business or activity other than as set forth in such Significant Party's Organizational Documents in effect as of the Effective Date; (b) incur any Indebtedness or assume or guaranty any Indebtedness of any other Person, other than in connection with any business or activity as set forth in such Significant Party's Organizational Documents in effect as of the Effective Date; (c) voluntarily dissolve or liquidate, in whole or in part; (d) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person other than as set forth in such Significant Party's Organizational Documents in effect as of the Effective Date;
(e) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, including, without limitation, the Bankruptcy Code, or seek the appointment of a trustee, receiver, liquidator, custodian, examiner or other similar official of it or any substantial part of its property, or consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or make a general assignment for the benefit of creditors, or fail generally to pay its debts as they become due, or take any action to authorize any of the foregoing; or (f) amend such Significant Party's Organizational Documents.

         "Major Lease" shall mean any Lease which demises more than 10% of the leasable square feet of the Premises.

         "Manager" shall have the meaning ascribed thereto in Section 4.13(a) hereof, and any replacement thereof pursuant to Section 4.13(a) hereof.

         "Material Adverse Change Event" shall mean any change in circumstances or conditions with respect to the Loan, the Premises, any Tenant under an Approved Lease, Borrower, any other Significant Party, the Shopping Centers, any SC Tenant under an SC Approved Lease or any SC Affiliate or prevailing market conditions which Lender determines, in its sole discretion, may have a material and adverse effect on (a) the property, business, operations, financial condition or liabilities of Borrower, any other Significant Party or any SC Affiliate, (b) the ability of any Significant Party to perform its material obligations under any of the Loan Documents, including, without limitation, the timely payment of principal of or interest on the Loan or other amounts payable in connection therewith by any Significant Party liable therefor, (c) the ability of Borrower to perform its material obligations under any Approved Contract or Approved Lease, (d) the ability of any SC Affiliate or any Significant Party to perform its material obligations under any of the SC Loan Documents, including, without limitation, the timely payment of principal of or interest on the applicable SC Loan or other amounts payable in connection therewith by any SC Affiliate or any Significant Party liable therefor, (e) the ability of any SC Affiliate or Borrower to perform its material obligations under any SC Approved Contract or SC Approved Lease, (f) the validity or enforceability of any of the Loan Documents by or against Borrower or any other Significant Party, (g) the rights and remedies of Lender under any of the Loan Documents, (h) without limiting the foregoing, the Premises or any use or occupancy thereof and/or the Collateral and/or the priority of the Liens thereon in favor of Lender or (i) without limiting the foregoing, the Shopping Centers or any use or occupancy thereof.

         "Maturity Date" shall mean the day which is the earlier to occur of (a) the Initial Maturity Date, if the First Extension is exercised in accordance with Section 2.4(b) hereof, the First Extension Maturity Date or, if the Second Extension is exercised in accordance with Section 2.4(c) hereof, the Second Extension Maturity Date, as applicable, (b) the date on which payment of the Obligations shall have been accelerated pursuant to the terms of this Agreement and (c) the date on which Borrower elects in accordance with this Agreement, in a Prepayment Notice, to pay in full the Obligations.

         "Maximum Amount" shall have the meaning ascribed thereto in Section 2.8 hereof.

         "Mortgage" shall mean that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of the Effective Date, made by Borrower in favor of Lender, as the same may hereafter be amended, modified, supplemented, increased, consolidated, extended, restated, replaced, split or severed from time to time.

         "Mortgage Subaccount" shall have the meaning ascribed thereto in the Cash Management Agreement.

         "Negative Covenant" shall mean a promise or covenant by any Person to not act, perform, suffer, permit or consent to.

         "Net Proceeds" means the net proceeds of any Allowed Sale, Allowed Financing or any other sale or financing of the Premises permitted hereunder after the payment of customary closing costs in connection therewith, which in any case shall not exceed six percent (6%) of the gross proceeds.

         "Nondiscretionary Expenses" shall mean (a) utilities, wages and benefits of building employees, payments under Contracts for service and maintenance and other Expenses attributable to the maintenance, repair and operation of the Premises which are not in the nature of capital expenditures in accordance with GAAP, (b) fees payable pursuant to the Management Agreement, subject to the limitations contained herein, and (c) Impositions and (d) Insurance Premiums.

         "Note" shall mean that certain Promissory Note, of even date herewith, made by Borrower to Lender, in the original principal amount of $6,000,000.00, as the same may hereafter be amended, modified, supplemented, increased, consolidated, restated, replaced, split, severed, extended or substituted from time to time.

         "Notices" shall have the meaning ascribed thereto in Section 7.6 hereof.

         "Obligations" shall mean (a) Borrower's obligation to pay the principal, interest and any other sums payable to Lender in respect of the Loan hereunder, under the Note, the Mortgage or any of the other Loan Documents, including, without limitation, all Basic Interest, and (b) as applicable, Borrower's, Guarantor's and any other Significant Parties' obligation to perform and observe all of the terms, covenants and provisions of each of the Loan Documents to which each is a party.

         "Organizational Documents" shall mean, with respect to any Person who is not a natural person, the certificate or articles of incorporation, memorandum of association, articles of association, trust agreement, by-laws, partnership agreement, limited partnership agreement, certificate of partnership or limited partnership, limited liability company articles of organization, limited liability company operating agreement or any other organizational document, and all shareholder agreements, voting trusts and similar arrangements with respect to its stock, partnership interests, membership interests or other equity interests.

         "Outstanding Principal Balance" shall mean, as of any date, the outstanding principal balance of the Loan.

         "Participants" shall have the meaning ascribed thereto in Section 7.8.1 hereof.

         "Partner" and "Partners" shall have the respective meanings ascribed thereto in Section 3.1.4 hereof.

         "Party In Interest" shall have the meaning ascribed thereto in Section
3.31 hereof.

         "Payment Date" shall mean December 1, 2001 and the first day of each month thereafter during the Term of the Loan.

         "Permit" shall mean all approvals, consents, registrations, franchises, permits, licenses, variances, certificates of occupancy and other authorizations with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Improvements and the actual and contemplated uses thereof.

         "Permitted Closing Fees and Costs" shall mean (a) the Funding Fee payable to Lender on the Effective Date, and (b) the costs and fees in connection with the closing of the Loan described on the closing statement to be executed by Borrower and Lender on the Effective Date.

         "Permitted Transfer" shall mean any Transfer (a) to a Permitted Transferee (i) made prior to the occurrence of an Event of Default and (ii) which does not result in a Change in Control Event, (b) by a Limited Partner of its limited partnership interest in Borrower which does not result in a Change in Control Event, (c) of any publicly traded shares of Guarantor which does not result in a Change in Control Event and (d) to any Person of (i) additional limited partnership interest in Borrower or (ii) additional shares in Guarantor, which in either case, does not result in a Change in Control Event.

         "Permitted Transferee" shall mean, at any time after the Effective Date for so long as there shall not have occurred and be continuing any Event of Default and provided that there shall not result therefrom a Change in Control Event, a Transfer by an individual, to (i) such Person's estate, (ii) such Person's spouse, parent or child or lineal descendant of such Person's spouse, parent or child, (iii) any trust established for the benefit of such Person or such Person's spouse, parent or child or lineal descendant of such Persons' spouse, parent or child, and (iv) the legal representative of such Person in the event such Person is no longer legally competent to conduct such Person's affairs.

         "Person" shall mean any individual, partnership, corporation (including a business trust), limited liability company, joint stock company, estate, trust, unincorporated association, joint venture or other entity or a government or an agency or political subdivision thereof.

         "Port Richmond Village Loan" shall mean that certain loan in the original principal amount of $12,000,000.00, made by The Chase Manhattan Bank to Port Richmond Associates LLC, which loan (a) is secured by, inter alia, a mortgage encumbering the Shopping Center commonly known as Port Richmond Village and (b) is being or has been assumed by Port Richmond L.L.C. 1.

         "Premises" shall have the meaning ascribed thereto in the recitals to this Agreement.

         "Prepayment Notice" shall have the meaning ascribed thereto in Section 2.6(b) hereof.

         "Prohibited Transaction" shall mean a prohibited transaction as described under Section 406 of ERISA or Section 4975 of the Code which is not the subject of a statutory exemption under Section 408(b) of ERISA or an administrative exemption granted pursuant to Section 408(a) of ERISA.

         "Property Insurance" shall have the meaning ascribed thereto in Section
5.1.1 hereof.

         "Receipts" shall mean, with respect to the applicable periods set forth in this Agreement, all gross receipts, rents, revenues, income, fees, payments and consideration derived from any and all sources in any way, manner or respect relating to and/or arising from the Premises including, without limitation, (a) gross fixed, minimum and guaranteed rentals or other sums paid by lessees, sublessees, tenants, subtenants or other occupants, licensees or users of the Premises to or for the account or benefit of Borrower or any Affiliate thereof,
(b) percentage, overage, additional and similar rentals paid by lessees, sublessees, tenants, subtenants or other occupants, licensees or users of the Premises to or for the account or benefit of Borrower or any Affiliate thereof,
(c) amounts paid by lessees, sublessees, tenants, subtenants or other occupants, licensees or users of the Premises to or for the account or benefit of Borrower or any Affiliate thereof, pursuant to escalation provisions in Leases or other agreements or on account of maintenance, operating and tax expenses for the Premises or utility reimbursements, or otherwise, (d) late charges and interest paid to or for the account or benefit of Borrower or any Affiliate thereof pursuant to Leases and amounts paid to or for the account or benefit of Borrower or any Affiliate thereof as a result of provisions in Leases permitting the landlord thereunder to receive or share in receipt from the subleasing of space demised under, or the assignment of, Leases, (e) automobile parking fees and rentals, if any, other fees, charges or payments, whether or not denominated as rental, but paid to or for the account or benefit of Borrower or any Affiliate thereof for or in connection with the rental of any portion of the Premises and
(f) proceeds of any Property Insurance, Business Insurance or Awards received by or for the account or benefit of Borrower or any Affiliate thereof.

         "Rent Roll" shall mean each rent roll hereafter delivered to Lender pursuant to Section 4.14 hereof, each of which must indicate, among other things, whether any Tenant is in arrears in the payment of rent or expense reimbursement obligations under its Lease, and the duration and amount of any such arrears. References in this Agreement to the term "Rent Roll" shall mean and be deemed to refer to the most recent rent roll delivered to Lender, unless the context otherwise requires.

         "Required Insurance" shall have the meaning ascribed thereto in Section
5.1.8 hereof.

         "Restoration" shall have the meaning ascribed thereto in Section 5.6(b) hereof.

         "SC Affiliates" shall mean, collectively, each SC Owner, each SC Member and Holdings and each of them is referred to herein individually as a "SC Affiliate."

         "SC Approved Base Building Work" shall mean any capital improvements to be made to any portion of the Shopping Centers not occupied or intended to be occupied by a SC Tenant.

         "SC Approved Base Building Work Contractor(s)" shall mean, with respect to any SC Approved Base Building Work, the contractor(s) selected or approved by the applicable SC Owner to perform the SC Approved Base Building Work, which contractor(s) shall have been approved by Lender, such approval not unreasonably to be withheld or delayed.

         "SC Approved Base Building Work Plans and Specifications" shall mean the designs, plans and specifications for any SC Approved Base Building Work, which designs, plan and specifications shall have been approved by Lender, such approval not unreasonably to be withheld or delayed.

         "SC Approved Contracts" shall mean the SC Contracts set forth on Exhibit D attached hereto and made a part hereof.

         "SC Approved Leases" shall mean the SC Leases set forth on Exhibit E attached hereto and made a part hereof.

         "SC Approved Operating Budget" shall have the meaning ascribed thereto in Section 4.35 hereof.

         "SC Approved Operating Expenses" shall mean all SC Expenses set forth on the SC Approved Operating Budget then in effect in respect of each Shopping Center.

         "SC Approved Permitted Encumbrances" shall mean the encumbrances set forth on Schedule B of each SC Title Policy and each SC Loan.

         "SC Approved Tenant Improvement Contractor(s)" shall mean, with respect to any SC Approved Tenant Improvements, the contractor(s) selected or approved by the respective SC Owner to perform any SC Landlord Work and/or to oversee any SC Tenant Work, which contractor(s) have been approved by Lender, such approval not unreasonably to be withheld. From and after the Effective Date, Borrower shall cause the applicable SC Affiliate to obtain at least three (3) arms-length bids from qualified contractors who are not Affiliates of Borrower, any SC Affiliate or any other Significant Party in respect of all SC Approved Tenant Improvements and shall provide to Lender all bid materials prepared by or on behalf of Borrower or the applicable SC Affiliate in connection therewith and all bids received by Borrower.

         "SC Approved Tenant Improvement Plans and Specifications" shall mean the designs, plans and specifications for any SC Approved Tenant Improvements, which designs, plans and specifications have been approved by Lender, such approval not unreasonably to be withheld.

         "SC Approved Tenant Improvements" shall mean any SC Tenant Work or SC Landlord Work under an SC Approved Lease which has been approved by Lender.

         "SC Contracts" shall mean (a) any management, brokerage or leasing agreement or (b) any cleaning, maintenance, service, construction, engineering, architectural or other contract or agreement of any kind (other than Leases) of a material nature (materiality for these purposes to include contracts in excess of $10,000 or which extend beyond one year (unless cancelable on thirty (30) days or less notice without penalty or premium)), in either case relating to the ownership, leasing, management, use, operation, maintenance, design, demolition, construction, repair or restoration of the Shopping Centers, whether written or oral.

         "SC Environmental Covenants and Indemnities" shall mean the covenants set forth in Section 3, and the indemnities set forth in Section 4, of the SC Hazardous Waste Indemnity.

         "SC Environmental Representations" shall mean the representations set forth in Section 2 of the SC Hazardous Waste Indemnity.

         "SC Expenses" shall mean, in respect of any calendar month, all reasonable and customary costs and expenses actually incurred during such calendar month by Borrower or any SC Affiliate in respect of the ownership and operation of the Shopping Centers (as reasonably adjusted by Lender to reflect, inter alia, timing of the payment of expenses and such other factors as Lender shall reasonably determine to be relevant), calculated on a cash basis, including, without limitation (a) SC Impositions, (b) SC Insurance Premiums and
(c) management fees in an amount not to exceed five percent (5%) of SC Receipts or such greater percentage as shall be approved by Lender, but expressly excluding, however, (i) costs which under GAAP are properly classified as capital expenditures and not currently expensed, (ii) accounting, and legal fees and disbursements not directly related to the operation of the Shopping Centers,
(iii) payments of principal or interest under the Loan, (iv) leasing commissions, tenant improvements, tenant inducements and allowances and base building work, from time to time (v) amounts expended on items for which reserves have been established previously and (vi) depreciation and amortization.

         "SC Financial Statements" shall mean the financial statements and other documentation required to be delivered pursuant to Section 3.65 hereof.

         "SC Hazardous Waste Indemnity" shall mean that certain Hazardous Waste Indemnity with respect to the Shopping Centers, dated as of the Effective Date, made jointly and severally by Borrower and Guarantor, as the same may be amended, modified, supplemented, restated or replaced from time to time.

         "SC Impositions" shall mean all real estate taxes, assessments (including, without limitation, all assessments for public improvements or benefits), frontage and sewer rents, water meter charges, charges for public or private utilities, license or permit fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a Lien upon any Shopping Center, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, revenues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes.

         "SC Improvements" shall mean the buildings and improvements now or hereafter situate on the SC Land.

         "SC Insurance Premiums" shall mean the premiums for the SC Required Insurance.

         "SC Land" shall mean, with respect to each Shopping Center, those certain tracts or parcels of land more particularly described in Exhibits F through H, inclusive, attached hereto and made a part hereof.

         "SC Landlord Work" shall mean any SC Approved Tenant Improvements required to be performed by the applicable SC Owner under the related SC Approved Lease.

         "SC Lease" shall mean any lease now or hereafter on or affecting the Shopping Centers, or any part thereof, whether written or oral, and all licenses and other agreements for the use and/or occupancy of the Shopping Centers, or any part thereof as the same shall have been or shall hereafter be amended.

         "SC Lenders" shall mean holders of the SC Loans from time to time.

         "SC Loan Documents" shall mean each of the documents executed or delivered in connection with each SC Loan.

         "SC Loans" shall mean the Academy Plaza Loan, the Port Richmond Village Loan and the Washington Center Loan, and each is referred to herein individually as a "SC Loan."

         "SC Major Lease" shall mean any SC Lease which demises more than 10% of the leasable square feet of the respective Shopping Center.

         "SC Members" shall mean Academy Plaza L.L.C. 2, Port Richmond L.L.C. 2 and Washington Center L.L.C. 2, and each is referred to herein individually as a "SC Member."

         "SC Nondiscretionary Expenses" shall mean (a) utilities, wages and benefits of building employees, payments under SC Contracts for service and maintenance and other SC Expenses attributable to the maintenance, repair and operation of the Shopping Centers which are not in the nature of capital expenditures in accordance with GAAP, (b) fees payable pursuant to the SC Management Agreements, subject to the limitations contained herein, (c) Impositions, (d) Insurance Premiums and (e) ground rent payable to the Department of Transportation.

         "SC Owners" shall mean Academy Plaza L.L.C. 1, Port Richmond L.L.C. 1 and Washington Center L.L.C. 1, and each is referred to herein individually as a "SC Owner."

         "SC Permits" shall mean all approvals, consents, registrations, franchises, permits, licenses, variances, certificates of occupancy and other authorizations with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any applicable Governmental Authority for the construction, lawful occupancy and operation of the SC Improvements and the actual and contemplated uses thereof.

         "SC Receipts" shall mean, with respect to the applicable periods set forth in this Agreement, all gross receipts, rents, revenues, income, fees, payments and consideration derived from any and all sources in any way, manner or respect relating to and/or arising from the Shopping Centers including, without limitation, (a) gross fixed, minimum and guaranteed rentals or other sums paid by lessees, sublessees, tenants, subtenants or other occupants, licensees or users of the Shopping Centers to or for the account or benefit of the respective SC Affiliate or any Affiliate thereof, (b) percentage, overage, additional and similar rentals paid by lessees, sublessees, tenants, subtenants or other occupants, licensees or users of the Shopping Centers to or for the account or benefit of the respective SC Affiliate or any Affiliate thereof, (c) amounts paid by lessees, sublessees, tenants, subtenants or other occupants, licensees or users of the Shopping Centers to or for the account or benefit of the respective SC Affiliate or any Affiliate thereof, pursuant to escalation provisions in SC Leases or other agreements or on account of maintenance, operating and tax expenses for the Shopping Centers or utility reimbursements, or otherwise, (d) late charges and interest paid to or for the account or benefit of the respective SC Affiliate or any Affiliate thereof pursuant to SC Leases and amounts paid to or for the account or benefit of the respective SC Affiliate or any Affiliate thereof as a result of provisions in SC Leases permitting the landlord thereunder to receive or share in receipt from the subleasing of space demised under, or the assignment of, SC Leases, (e) automobile parking fees and rentals, if any, other fees, charges or payments, whether or not denominated as rental, but paid to or for the account or benefit of the respective SC Affiliate or any Affiliate thereof for or in connection with the rental of any portion of the Shopping Centers and (f) proceeds of any insurance or Awards received by or for the account or benefit of the respective SC Affiliate or any Affiliate thereof.

         "SC Rent Rolls" shall mean the Rent Roll for each Shopping Center as set forth on Exhibit L attached hereto and made a part hereof.

         "SC Required Insurance" shall mean the insurance required pursuant to
Section 5.8 hereof.

         "SC Security Deposits" shall mean, with respect to any SC Lease, all security deposits, letters of credit, cash, certificates of deposit, securities, treasury bills, instruments, collateral or other property deposited with the landlord or otherwise for the landlord's benefit as security for the performance by the SC Tenant of its obligations under such SC Lease.

         "SC Surveys" shall mean (a) that certain survey of Academy Plaza, dated August ___, 2000 (revised June 13, 2001 and September 27, 2001), prepared by John T. Butler, Pennsylvania Registered Professional Land Surveyor No. 27268, as certified to, without limitation, Borrower, Lender, SWH Bryant Member LLC, Academy Plaza L.L.C. 1 and Title Company; (b) that certain survey of Port Richmond Village, dated September 5, 2000 (revised on June 4, 2001 and September 27, 2001), prepared by Langan Engineering and Environmental Services, as certified to, without limitation, Borrower, Lender, SWH Bryant Member LLC, Port Richmond L.L.C. 1 and Title Company; and (c) that certain survey of Washington Center, dated October 10, 1996 (revised January 24, 1997; October 31, 1997; September 13, 2000; and June 8, 2001), prepared by Albert N. Floyd & Son, as certified to, without limitation, Borrower, Lender, SWH Bryant Member LLC, Washington Center L.L.C. 1 and Title Company.

         "SC Tenant" shall mean any tenant, sub-tenant, licensee, concessionaire or occupant of any space located at any of the Shopping Centers.

         "SC Tenant Allowance(s)" shall mean allowances payable by any SC Owner to a SC Tenant (or to contractors on behalf of such SC Tenant) under an SC Approved Lease to compensate such SC Tenant for completed SC Approved Tenant Improvements or for any other purpose approved by Lender in Lender's reasonable discretion.

         "SC Tenant Work" shall mean any work to be performed for a SC Tenant at the Shopping Centers by any Person other than Borrower or any SC Affiliate and paid for by Borrower or any SC Affiliate pursuant to an SC Approved Lease on the basis of the progress of completion of such work.

         "SC Title Policies" shall mean (a) that certain title insurance policy in respect of Academy Plaza, of even date herewith, issued by Title Company to Academy Plaza L.L.C. 1 under Policy No. 01-2560 A; (b) that certain title insurance policy in respect of Port Richmond Village, of even date herewith, issued by Title Company to Port Richmond L.L.C. 1 under Policy No. 01-256013; and (c) that certain title insurance policy in respect of Washington Center, of even date herewith, issued by Title Company to Washington Center L.L.C. 1 under Policy No. 01-LT-0242.

         "Second Extension" shall have the meaning ascribed thereto in Section 2.4(c) hereof.

         "Second Extension Maturity Date" shall mean November 1, 2007.

         "Second Extension Notice" shall have the meaning ascribed thereto in
Section 2.4(c) hereof.

         "Second Extension Period" shall have the meaning ascribed thereto in
Section 2.4(c) hereof.

         "Second Mandatory Prepayment" shall have the meaning ascribed thereto in Section 2.6 hereof.

         "Security Deposits" shall mean, with respect to any Lease, all security deposits, letters of credit, cash, certificates of deposit, securities, treasury bills, instruments, collateral or other property deposited with the landlord or otherwise for the landlord's benefit as security for the performance by the Tenant of its obligations under such Lease.

         "Servicer" shall have the meaning ascribed thereto in Section 2.10 hereof.

         "Shopping Centers" shall mean, collectively, (a) the fee simple interest of Washington Center L.L.C. 1, a Delaware limited liability company, in that certain parcel of real property and the improvements situate thereon and the personal property used in connection therewith, commonly known as Washington Center and located in Sewell, New Jersey, as more particularly described on Exhibit F attached hereto and made a part hereof, (b) the fee simple interest of Academy Plaza L.L.C. 1, a Delaware limited liability company, in that certain parcel of real property and the improvements situate thereon and the personal property used in connection therewith, commonly known as Academy Plaza and located in Philadelphia, Pennsylvania, as more particularly described on Exhibit G attached hereto and made a part hereof, and (c) the fee simple interest of Port Richmond L.L.C. 1, a Delaware limited liability company, in that certain parcel of real property and the improvements situate thereon and the personal property used in connection therewith, commonly known as Port Richmond Village and located in Philadelphia, Pennsylvania, as more particularly described on Exhibit H attached hereto and made a part hereof. Each of the Shopping Centers is referred to herein individually as a "Shopping Center."

         "Short Period Interest" shall mean Basic Interest at the Basic Interest Rate on the Outstanding Principal Balance for the period commencing on the date hereof through and including October 31, 2001.

         "Significant Party" shall mean each of Borrower, Guarantor and Manager.

         "Survey" shall mean those certain surveys of the Land, dated December 14, 1985 (revised January 27, 1984; January 7, 1985; April 11, 1986; April 29,
1998; and May 2, 2000) and July 30, 1991 (revised August 19, 1991; September 17, 1991; April 29, 1998; and May 2, 2000), prepared by Robert M. Angas Associates, Inc., as certified to Borrower, Lender and the Title Company.

         "Tax or Taxes" shall mean any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by, any Governmental Authority and whenever imposed, levied, collected, withheld or assessed which are not Impositions; provided, however, that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of Lender, its lending office) is located on all or part of the net income of that Person.

         "Tenant" shall mean any tenant, sub-tenant, licensee, concessionaire or occupant of any space located at any of the Premises.

         "Tenant Allowance(s)" shall mean allowances payable by the Borrower to a Tenant of the Premises (or to contractors on behalf of such Tenant) under an Approved Lease to compensate such Tenant for completed Approved Tenant Improvements.

         "Tenant Work" shall mean any work to be performed for a Tenant at the Premises by any Person other than Borrower and paid for by Borrower pursuant to an Approved Lease on the basis of the progress of completion of such work.

         "Term" shall mean the period commencing on the Effective Date and ending on the Maturity Date.

         "Title Company" shall mean New York Land Services, Inc., as agent for Chicago Title Insurance Co.

         "Title Policy" shall mean that certain title insurance policy in respect of the Premises, of even date herewith, issued by the Title Company to Lender under Policy No. 150101587 in the Loan Amount.

         "Trade Payables" shall have the meaning ascribed thereto in the definition of the term "Indebtedness."

         "Transfer" shall have the meaning ascribed thereto in Section 4.2(a) hereof.

         "Washington Center Loan" shall mean that certain loan in the original principal amount of $6,200,000.00, made by Credit Suisse First Boston Mortgage Capital LLC to Washington Center Shops, L.P., which loan (a) is secured by, inter alia, a mortgage encumbering the Shopping Center commonly known as Washington Center and (b) is being or has been assumed by Washington Center L.L.C. 1.

         "Worker's Compensation Insurance" shall have the meaning ascribed thereto in Section 5.1.6 hereof.

                                   ARTICLE 2
                                    THE LOAN

         2.1 Loan Funding. On the Effective Date, subject to the terms and conditions of this Agreement, and relying upon Borrower's representations, warranties, covenants and undertakings set forth in this Agreement and in the other Loan Documents, Lender shall disburse the entire Loan Amount to or on behalf of Borrower. The Loan shall be used by Borrower solely for the purpose of
(a) funding a portion of the equity in connection with the purchase of the Shopping Centers by certain Affiliates which Borrower controls and (b) paying a portion of the Permitted Closing Fees and Costs. Borrower's obligation to repay the Loan shall be evidenced by the Note which shall be due and payable on the Maturity Date.

         2.2 Interest Rate. Subject to the further provisions of this Agreement, including, without limitation, Section 2.7(a) hereof, the Outstanding Principal Balance of the Loan shall bear and accrue interest at the applicable Basic Interest Rate from the Effective Date through and until the Maturity Date thereof. Interest at the applicable Basic Interest Rate and interest at the Default Rate payable under this Agreement shall be computed on the basis of a 360-day year and charged for the actual number of days elapsed. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall, subject to Section 2.3.5 hereof, be excluded. Upon the payment in full (to the extent applicable) of all amounts due and payable under the Loan Documents, the Note shall be fully extinguished and Borrower shall have no further liability or obligations thereunder; provided, however, that nothing contained in this Section 2.2 or elsewhere in the Loan Documents shall extinguish any liability or obligation of Borrower under this Agreement or any of the other Loan Documents if such liabilities or obligations are intended to survive payment of the indebtedness evidenced by the Note.

         2.3 Payments.

             2.3.1 Basic Interest. Prior to the Maturity Date, interest accruing on the Outstanding Principal Balance of the Loan during each Interest Accrual Period shall be payable by Borrower monthly in arrears on each Payment Date, subject to the further provisions of this Agreement; provided, however, Borrower shall pay Short Period Interest on the date hereof.

             2.3.2 Principal Payments. Prior to the Maturity Date, Borrower shall make principal payments on each Payment Date as follows:

                  (a) on each Payment Date from and including the first (1st) Payment Date through and including the third (3rd) Payment Date, $10,000.00;

                  (b) on each Payment Date from and including the fourth (4th) Payment Date through and including the sixth (6th) Payment Date, $20,000.00;

                  (c) on each Payment Date from and including the seventh (7th) Payment Date through and including the twelfth (12th) Payment Date, $35,000.00;

                  (d) on each Payment Date from and including the thirteenth
(13th) Payment Date through and including the twenty-fourth (24th) Payment Date, $45,833.33; and

                  (e) on each Payment Date from and including the twenty-fifth
(25th) Payment Date through and including the thirty-sixth (36th) Payment Date, $41,666.67.

             2.3.3 Repayment of Outstanding Principal Balance. The entire Outstanding Principal Balance of the Loan, together with all accrued and unpaid interest thereon, the Exit Fee, the Equity Fee and all other amounts payable hereunder or under any of the other Loan Documents shall, to the extent not sooner paid pursuant to the terms of the Note and the other Loan Documents, be due and payable in full on the Maturity Date.

             2.3.4 Fees.

                  (a) Exit Fee. The Exit Fee, together with all accrued interest thereon, shall be due and payable in full on the Maturity Date.

                  (b) Funding Fee. The Funding Fee shall be deemed fully earned and payable in full on the Effective Date.

                  (c) Equity Fee. The Equity Fee shall be due and payable in full on the Maturity Date.


             2.3.5 General. All amounts payable to Lender hereunder (including, without limitation, amounts payable on the Maturity Date pursuant to Section 2.4 hereof) shall be payable, without setoff, deduction or counterclaim, in immediately available funds, no later than 2:00 P.M. New York City time on the date when due by wire transfer to such account or address as Lender may from time to time designate in a written notice to Borrower. Payments received by Lender in immediately available funds on any day after 2:00 P.M. New York City time shall be treated for all purposes of the Loan as having been paid and received by Lender on the next Business Day. Notwithstanding anything to the contrary contained herein, when any payment is due hereunder or under any of the other Loan Documents on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

             2.3.6 Net Proceeds. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, Borrower shall direct all payments of Net Proceeds to be paid directly to Lender. Lender shall apply all Net Proceeds actually received by Lender first to accrued and unpaid interest at the Default Rate and Late Charges, if any, then to accrued and unpaid Basic Interest, if any, and the balance to the Outstanding Principal Balance, the Exit Fee, the Equity Fee and any and all other sums due hereunder or under any of the other Loan Documents; provided, however, if an Event of Default exists, Lender may apply such Net Proceeds in such manner and such order of priority as Lender shall elect in its sole and absolute discretion.

         2.4 Loan Term.

                  (a) The Loan shall mature on the Maturity Date, at which time the Loan shall be due and payable in full. On the Maturity Date, Borrower shall pay to Lender the entire unpaid balance of the Outstanding Principal Balance of the Loan, together with all accrued and unpaid interest thereon (including, without limitation, the aggregate Monthly Shortfalls, and interest thereon), accrued and unpaid, the Exit Fee, the Equity Fee and all other amounts payable hereunder or under any of the other Loan Documents, including, if applicable, interest at the Default Rate and Late Charges.

                  (b) Borrower shall have the right to extend the Initial Maturity Date for eighteen (18) months to the First Extension Maturity Date (the "First Extension"; such eighteen (18) month period, the "First Extension Period"), provided, that (i) as of both the date of delivery of the First Extension Notice and the Initial Maturity Date, there shall not have occurred and be continuing any Default or Event of Default, (ii) Borrower shall have given to Lender written notice (the "First Extension Notice") of Borrower's intention to so extend the Initial Maturity Date, which First Extension Notice must be received by Lender at least sixty (60) days and not more than ninety
(90) days prior to the Initial Maturity Date, (iii) Borrower shall have executed and delivered to Lender such additional agreements and provided or caused to be provided to Lender, at Borrower's expense, such further assurances as Lender shall reasonably require in order to confirm the first lien priority of the Mortgage and any other collateral security interest to Lender pursuant to the Loan Documents, (iv) Borrower shall have delivered to Lender, together with the First Extension Notice, (A) such additional reserves and escrows in immediately available federal funds, to the extent required, in accordance with Sections
7.27 and 7.28 hereof and (B) insurance policies required under Section 5 hereof evidencing coverage through the First Extension Maturity Date, together with evidence of fully paid premiums therefor and (v) the Outstanding Principal Balance is greater than $500,000.00 as of the Initial Maturity Date.

                  (c) Borrower shall have the right to extend the First Maturity Date for eighteen (18) months to the Second Extension Maturity Date (the "Second Extension"; such eighteen (18) month period, the "Second Extension Period"), provided, that (i) as of both the date of delivery of the Second Extension Notice and the Second Maturity Date, there shall not have occurred and be continuing any Default or Event of Default, (ii) Borrower shall have given to Lender written notice (the "Second Extension Notice") of Borrower's intention to so extend the First Maturity Date, which Second Extension Notice must be received by Lender at least sixty (60) days and not more than ninety (90) days prior to the First Maturity Date, (iii) Borrower shall have executed and delivered to Lender such additional agreements and provided or caused to be provided to Lender, at Borrower's expense, such further assurances as Lender shall reasonably require in order to confirm the first lien priority of the Mortgage and any other collateral security interest to Lender pursuant to the Loan Documents and (iv) Borrower shall have delivered to Lender, together with the Second Extension Notice, (A) such additional reserves and escrows in immediately available federal funds, to the extent required, in accordance with Sections 7.27 or 7.28 hereof and (B) insurance policies required under Section 5 hereof evidencing coverage through the Second Extension Maturity Date, together with evidence of fully paid premiums therefor.

         2.5 Change In Law, Etc.

                  (a) If Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted after the Effective Date pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of

Capital Measurement and Capital Standards," or the adoption after the Effective Date of any other law, rule, regulation or guideline (including, without limitation, any United States law, rule, regulation or guideline) regarding capital adequacy, or any change becoming effective after the Effective Date in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any domestic or foreign governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by Lender or its holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of Lender or Lender's holding company, as the case may be, to a level below that which Lender or its holding company, as the case may be, could have achieved but for such applicability, adoption, change or compliance (taking into consideration Lender's or its holding company's, as the case may be, policies with respect to capital adequacy) (the foregoing being hereinafter referred to as "Capital Adequacy Events"), then, upon demand by Lender, Borrower shall pay to Lender, from time to time, such additional amount or amounts as will compensate Lender for any such reduction suffered.

                  (b) Any amount payable by Borrower under Section 2.5(a) hereof shall be paid to Lender within five (5) Business Days of receipt by Borrower of a certificate signed by an officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be conclusive and binding upon Borrower, absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in Section 2.5(a) hereof and of the amount to be paid under this Section 2.5 as a result thereof; provided, however, that any failure by Lender to so notify Borrower shall not affect Borrower's obligation to make the payments to be made under this Section 2.5 as a result thereof. All amounts which may become due and payable by Borrower in accordance with the provisions of this Section 2.5 shall constitute additional interest hereunder and shall be secured by the Loan Documents.

                  (c) If Lender requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of Section 2.5(a) hereof, then, upon request of Borrower, Lender shall use reasonable efforts, in a manner consistent with such institution's practice in connection with loans like the Loan in question, to designate a different lending office for funding or booking the Loan in question or to assign its rights and obligations under this Agreement to another of its offices, branches or Affiliates if such designation or assignment, in Lender's sole but good faith judgment, (i) would eliminate, mitigate or reduce amounts payable by Borrower in connection with Capital Adequacy Events and (ii) would not be otherwise prejudicial to Lender. Borrower hereby agrees to pay all reasonably incurred costs and expenses incurred by Lender in connection with any such designation or assignment.

         2.6 Prepayment.

                  (a) Borrower may voluntarily prepay the Loan, in whole or in part, provided that, (i) Borrower has given Lender written notice (a "Prepayment Notice") of such prepayment not more than thirty (30) days and not less than ten
(10) days prior to the date of such prepayment and (ii) such prepayment is accompanied by (A) all interest accrued and unpaid on the Outstanding Principal Balance to and including the date of such prepayment and (B) all other amounts, if any, then due and payable hereunder and under the other Loan Documents; provided however, that, if at the time such prepayment is made Lender has not received six (6) full months of Interest at the Basic Interest Rate on the original principal balance of the Loan (the "Minimum Interest Amount"), then, in addition to any other amount payable by Borrower to Lender, Borrower shall pay to Lender on the date of such prepayment an amount equal to the difference between (A) the Minimum Interest Amount and (B) the amount of interest on the Loan previously paid to Lender (the "Minimum Interest Payment"); provided, however, that the Minimum Interest Payment does not need to be paid in connection with a prepayment made with Net Proceeds.

                  (b) Mandatory prepayments made in connection with the application of insurance proceeds or condemnation awards shall be paid in the amounts and at the times specified in this Agreement.

                  (c) In addition to all other payments to be made by Borrower hereunder or under the other Loan Documents, Borrower shall make the following mandatory prepayments:

                           (i) $4,500,000.00 on or prior to the twelfth (12th)
Payment Date (the "First Mandatory Prepayment"); and

                           (ii) $300,000.00 on or prior to the eighteenth (18th)
Payment Date (the "Second Mandatory Prepayment).

         2.7 Default Interest; Late Charge.

                  (a) If any payment of principal, interest or other sum payable hereunder, or under any of the other Loan Documents, is not paid when due (after the expiration of any applicable notice or cure periods), or all principal, interest and all other amounts due hereunder and under the other Loan Documents are not paid in full on the Maturity Date, such principal amount, interest or other sum shall bear interest at the Default Rate, which Default Rate shall so apply from the date such amount was due until the date such amount is indefeasibly paid to Lender. Without limiting the foregoing, upon the occurrence of, and during the continuance of, an Event of Default, the entire Outstanding Principal Balance of the Loan shall bear interest at the Default Rate. Interest at the Default Rate shall be paid immediately upon demand, which demand may be made as frequently as Lender shall elect.

                  (b) If any monthly installment of interest or principal is not paid within five (5) Business Days after the date when due, or if any other amount payable hereunder or under any other Loan Document is not paid when due,

Borrower shall pay to Lender a late charge of five percent (5%) of the amount so overdue (a "Late Charge") in order to defray part of the expense incident to handling such delinquent payment or payments. Such late charge shall be immediately due and payable without notice or demand by Lender. Such late charge shall be in addition to, and separate from, any increase in interest due hereunder as a result of calculation of interest due hereunder at the Default Rate. Acceptance by Lender of any late charge or interest at the Default Rate shall not be deemed a waiver of any of Lender's rights hereunder or under the other Loan Documents with respect to such late payment.

                  2.8 Maximum Amount of Interest. It is the intention of Borrower and Lender to conform strictly to the usury and other laws relating to interest from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration or maturity or otherwise, shall the amount paid or agreed to be paid to Lender, or collected by Lender for the use, forbearance or detention of the money to be loaned under the Note, this Agreement or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any of the other Loan Documents or in any other document evidencing, securing or pertaining to the Loan, exceed the maximum amount of interest allowable under applicable law (the "Maximum Amount"). If under any circumstances whatsoever fulfillment of any provision hereof or of any other Loan Document, at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then ipso facto, the provisions of this
Section 2.8 shall govern and control and the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and or payable, in respect of laws pertaining to usury or such other laws, all amounts paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, allocated and spread from the date of disbursement of the proceeds of the Loan until payment in full of the Loan, so that the actual rate of interest on account of the Loan is uniform throughout the Term. If under any circumstances Lender shall ever receive an amount deemed interest by applicable law, which would exceed the Maximum Amount, such amount that would be excessive interest under applicable usury laws shall be deemed a payment in reduction of the Outstanding Principal Balance and shall be so applied and not to the payment of interest, or if such excessive interest exceeds the Outstanding Principal Balance of the Loan, such excessive interest shall be deemed to have been a payment made by mistake and shall be refunded to the Borrower or to any other Person making such payment on the Borrower's behalf. Neither Borrower nor any of the other Persons required to pay any amounts with respect to the Loan shall have any action or remedy against Lender for any damages whatsoever, or any defense to enforcement of this Agreement, the Note, the Mortgage or any of the other Loan Documents, arising out of the payment or collection of any interest in excess of the Maximum Amount.

         2.9 Loan Taxes.

                  (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of Section 2.9(c) hereof, be made free and clear of, and without deduction for, any and all future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts and or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized, (B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loan and the security therefor) or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses (i) and (ii) immediately above), collectively, the "Loan Taxes"). If Borrower shall be required by any law adopted after the Effective Date to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (I) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.9), Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.9) been made, (II) Borrower shall make such deductions or withholdings, and (III) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence) imposed by any jurisdiction after the Effective Date on any amounts payable under this Section 2.9) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this Section 2.9 shall survive the payment in full of principal and interest under this Agreement, the Note and other Loan Documents.

                  (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

                  (c) If Lender is a U.S. Person (other than the lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, a Form W-8 and either (i) a Form 1001 which indicates a 0% rate of tax or (ii) a Form 4224. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional Forms W-8, 1001, 4224 (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "Law Change"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under Section 2.9(a) hereof, despite the failure by Lender to deliver such forms.

                  (d) If Lender receives a refund in respect of Loan Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to Section 2.9(a) hereof in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

                  (e) All amounts payable under this Section 2.9 shall constitute additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents. The provisions of this Section 2.9 shall survive any payment or prepayment of the Loan.

                  (f) Any reference under this Section 2.9 to "Lender" shall be deemed to include any Participant and any Assignees.

         2.10 Servicing. The Loan may, in Lender's sole and absolute discretion, be serviced by a third party loan servicer (together with any successor servicer selected by Lender in its sole discretion, the "Servicer"). Lender may change the Servicer from time to time without the consent of Borrower, on notice to Borrower; provided, however, that Borrower shall not be required to pay the fees charged by Servicer.

                                   ARTICLE 3
               CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER

         As an inducement to Lender to enter into this Agreement and to make the Loan, Borrower hereby represents and warrants as follows, which representations and warranties shall be true and correct on and as of the Effective Date, shall survive the Effective Date and shall be deemed restated during the Term and, as restated, shall remain true and correct in all material respects until payment in full and/or performance, as applicable, of the Obligations, except to the extent there exist any changes in facts or circumstances which, pursuant to the terms of this Agreement or the other Loan Documents, are permitted to have occurred:

         3.1 Borrower Organization, Enforceability, Etc.

             3.1.1 Borrower Status. Borrower (a) is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware; (b) is in good standing under the laws of, and is authorized to transact business in, all jurisdictions where it conducts business; (c) has all requisite power and authority to own and operate the Premises and to carry on its business as now being conducted; and (d) has full right, power and authority to execute and deliver to Lender this Agreement and the other Loan Documents to which it is a party and perform the obligations and carry out the duties imposed upon Borrower by this Agreement and the other Loan Documents. All Loan Documents to be executed by Borrower have been (or, prior to their execution and delivery, will have been) duly authorized, approved, executed and delivered by all necessary parties and constitute (or, upon execution and delivery, will constitute) the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. Borrower holds all licenses, certificates and permits from all applicable Governmental Authorities necessary for the ownership of the Premises and the conduct of business in order to prevent any materially adverse effect on the Premises, or the ability of Borrower to perform under the Loan Documents.

             3.1.2 Guarantor/General Partner Status. Guarantor (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland; (b) is in good standing under the laws of, and is authorized to transact business in, all jurisdictions where it conducts business; (c) has all requisite power and authority to own its properties and to carry on its business as now being conducted; (d) is the sole general partner of Borrower, and owns a twenty-nine percent (29%) partnership interest in Borrower, free and clear of all liens, claims, and encumbrances, except as otherwise contemplated or permitted under this Agreement, and does not own any legal or beneficial ownership interest in any other Person; (e) has full right, power and authority to execute and deliver this Agreement and the other Loan Documents on its own behalf and on behalf of Borrower; and (f) shall have full right, power and authority to make all material business decisions for Borrower during the Term.

             3.1.3 Status of Limited Partners. In addition to Guarantor, as of the date hereof, the only other partner in Borrower is Cedar Bay Company, a New York general partnership ("Limited Partner"), which Limited Partner is solely a limited partner of Borrower.

             3.1.4 No Other Partners. Guarantor and Limited Partner (collectively, the "Partners" and, each, individually, a "Partner") are the sole partners of Borrower.

             3.1.5 Structure of Borrower. The structural chart of Borrower set forth on Exhibit I attached hereto and made a part hereof is true, complete and correct in all respects.

             3.1.6 Guarantor. All Loan Documents executed by Guarantor constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms.

         3.2 Borrower Address. Borrower's principal place of business is at the address first set forth above, and shall not be changed during the Term without giving Lender at least thirty (30) days' prior notice thereof. Borrower uses no trade name and has not and will not do any business under any other name.

         3.3 Organizational Documents. A true and complete copy of Borrower's Organizational Documents have been furnished to Lender. Borrower's Organizational Documents constitute the entire agreement among the Partners and are binding upon and enforceable against the Partners in accordance with their respective terms. There are no other agreements, written or oral between the Partners relating to Borrower except any agreements to which Lender is also a party. No party is in default of its obligations under Borrower's Organizational Documents and no condition exists which, with the giving of notice and/or the passage of time, or both, would constitute a default under Borrower's Organizational Documents.

         3.4 Guarantor's Organizational Documents. A true and complete copy of the Organizational Documents of Guarantor have been furnished to Lender. The Organizational Documents of Guarantor constitute the entire agreement relating to Guarantor and are binding upon and enforceable against the shareholders of Guarantor in accordance with their respective terms. There are no other agreements, oral or written, between the shareholders of Guarantor, relating to Guarantor. No party is in default of its obligations under the Organizational Documents of Guarantor and no condition exists which, with the giving of notice and/or the passage of time, or both, would constitute a default under the Organizational Documents of Guarantor.

         3.5 Title. Fee simple title to the Premises is owned by Borrower, free and clear of all liens, claims, encumbrances, covenants, conditions, restrictions, security interests and claims of others, except for the Loan Documents and the Approved Permitted Encumbrances.

         3.6 Valid Liens. Subject to the Approved Permitted Encumbrances, the Mortgage is a good and valid mortgage lien on the Premises and a good and valid security interest in the personal property described in the Mortgage.

         3.7 Uses. The Premises consist solely of an approximately 79,000 square foot office/flex space building.

         3.8 No Structural Defects. There are no structural defects in the Improvements, or material defects to the building systems thereof.

         3.9 Compliance with Zoning, Etc.

                  (a) The Premises shall comply in all material respects with all applicable Legal Requirements. Any zoning or subdivision approval is based on no real property, or rights appurtenant thereto, other than the Premises. The Premises as improved and used are not in material violation of any recorded and, to the best knowledge of Borrower, unrecorded air rights parcel leases, covenants, conditions or restrictions of any kind or nature affecting all or any part of the Premises, or any interest therein. The Improvements can be fully rebuilt in the event of casualty or destruction thereof under the Permits applicable to the Premises, subject, however, to non-discretionary requirements of any Governmental Authority. No amendment or change in any such material Permit, and no amendment or change in zoning or any other land use control, has been sought or obtained by Borrower, or any Affiliate of Borrower, or shall be sought or obtained by Borrower or any Affiliate of Borrower, with respect to the Premises or the Improvements, except as specifically approved in writing by Lender.

                  (b) All Permits required by any Governmental Authority for the operation of the Improvements as currently operated, or otherwise required to be in compliance with any Environmental Laws or any other Legal Requirements, have been obtained. The copy of the certificate of occupancy for the Premises delivered to Lender prior to the date hereof is a true and correct copy of the permanent certificate of occupancy for the Premises, which permanent certificate of occupancy remains in full force and effect, and is not subject to any conditions or limitations, other than those of general applicability to all certificates of occupancy for commercial uses in Jacksonville, Florida.

                  (c) Borrower has heretofore delivered to Lender true, correct and complete copies of each material Permit.

                  (d) There are no pending or, to the best knowledge of Borrower, threatened actions, suits or proceedings to revoke, attack, invalidate, rescind or modify the zoning of the Premises, or any material Permits issued with respect to the Premises or any part thereof, or asserting that such Permits or the zoning of the Premises do not permit the use of the Premises as contemplated by the Loan Documents.

         3.10 No Condemnation. Borrower has not received any notice of, and to the best knowledge of Borrower, there does not exist, any actual, proposed or threatened exercise of the power of eminent domain or other taking by any governmental or quasi-governmental body or agency, of all or any portion of the Premises, or any interest therein, or any right of access thereto.

         3.11 No Casualty. The Improvements have suffered no material casualty or damage which has not been fully repaired and the cost thereof fully paid.

         3.12 Purchase Options. Neither the Premises nor any part thereof are subject to any purchase options or other similar rights in favor of any Person not a party hereto.

         3.13 No Encroachments. There are no material encroachments on the Land and the Improvements do not encroach upon any Easement, any other interest in real property, any adjoining land or any adjoining street, except as set forth on the Survey.

         3.14 Litigation. There are no actions, suits, proceedings, arbitrations, tenant disputes, labor disputes or governmental investigations pending, or, to the best knowledge of Borrower, threatened against or affecting any Significant Party or any Affiliate thereof, or, the Premises which, if adversely determined, (a) could have a material adverse effect on any Significant Party or the Premises, or any such Person's ability to perform its obligations pursuant to and as contemplated by this Agreement and the other Loan Documents, (b) might affect the validity or enforceability of any of the Loan Documents or the priority of the Liens thereof, or (c) could adversely affect the use of, operations at, or capital improvements being made to, the Premises. No Significant Party is operating under, or is subject to, any order, writ, injunction, decree or demand of any court or any Governmental Authority. No actions, suits, proceedings or arbitrations are pending or, to the best knowledge of Borrower, threatened against any Significant Party or any Affiliate thereof which involve claims, damages or sums of money not covered (including all applicable deductibles) by insurance.

         3.15 No Conflict with Law or Agreements. The execution and delivery of this Agreement and the other Loan Documents, and the performance and consummation of the transactions, contemplated hereby and thereby, on the part of Borrower and all other Significant Parties (as applicable) and fulfillment of the terms of the Loan Documents by Borrower and all other Significant Parties (as applicable), (a) do not and will not conflict with, violate, or constitute a default (or a condition or event which, after notice or lapse of time, or both, would constitute such a default) under any provision of any Organizational Document or any contractual obligation of Borrower or any other Significant Party, or any Legal Requirement or any court decree or order applicable to the Premises, Borrower or any other Significant Party, (b) will not result in, or require, the creation or imposition of any lien or encumbrance on, or conveyance of, any of Borrower's properties pursuant to any contractual obligation, (c) do not require the consent or approval of any Governmental Authority or other Person, except for consents and approvals already obtained.

         3.16 Personal Property. All equipment and other personal property necessary for (or otherwise actually used in connection with) the proper and efficient operation and maintenance of the Premises, the actual and contemplated uses of the Premises, and Borrower's compliance with its obligations under the Leases, are owned by Borrower and constitute part of the Premises subject to the Mortgage and located thereat, other than (a) any such equipment which is owned by a utility company or (b) any such equipment and personal property which is owned by Tenants and utilized solely by such Tenants.

         3.17 Easements; Access; Utilities. All easements, cross easements, licenses, air rights, and rights-of-way or other similar property interests (collectively, "Easements"), if any, necessary for the full utilization of the Improvements for their current use have been obtained, are described in the Title Policy, and are in full force and effect without default thereunder. The

Premises has direct rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Premises for its intended use. All public utilities necessary or convenient to the full use and enjoyment of the Premises are located either in the public right of way abutting the Premises (which are connected so as to serve the Premises without passing over other property) or in recorded easements serving the Premises and described in the Title Policy. All roads necessary for the use of the Premises for its current purposes have been completed and are available for public use.

         3.18 No Flood Hazard, Etc. Except as set forth in the Survey, (a) the Premises are not situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or designated a wetlands by any Governmental Authority having jurisdiction over the Premises, or (b) the Premises are situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any Governmental Authority having jurisdiction over the Premises, but Borrower has obtained and paid for, and there is currently in effect, the flood insurance comprising a part of the Required Insurance. No portion of the Premises is located on or adjacent to navigable waters and no portion of the Premises consists of filled-in land.

         3.19 Premises Taxed as a Separate Tax Lot. The Premises are taxed as one or more separate and distinct tax lots. No part thereof shares a tax lot with any adjoining lands and for all purposes the Premises may be mortgaged, conveyed and otherwise dealt with as a single, independent parcel.

         3.20 Leases.

                  (a) Borrower has not entered into any Lease which continues in existence, and is not bound by any such Lease, other than the Approved Leases.

                  (b) Rent has not been collected under any of the Leases more than one (1) month in advance of the due date. Except as disclosed on the Rent Roll attached hereto as Exhibit J, the term of each Lease has commenced and the tenant has commenced the full payment of rent under such Lease without the tenant thereunder being entitled to any abatement thereof. Except as disclosed on the Rent Roll attached hereto as Exhibit J, the Borrower is not required to perform any tenant work or pay any work allowances under any Lease. All security and other escrow deposits made under any Lease are being, and have been held, in accordance with all Legal Requirements and the terms of such Lease. Except as disclosed on the Rent Roll attached hereto as Exhibit J, no tenant under a Lease has any right of expansion, extension, cancellation or any other option pursuant to such Leases, and no tenant has any right of set off or reduction against rent.

                  (c) Each of the Leases has been duly authorized, approved and executed by all parties thereto and constitutes the legal, valid and binding obligations of the parties thereto, enforceable against the parties thereto in accordance with their respective terms. Borrower has delivered true, correct and complete copies of the Leases (including, without limitation, all amendments and supplements thereto and guaranties thereof) to Lender.

                  (d) Each of the Leases is in full force and effect and there are no monetary or other material defaults by Borrower thereunder, and, to the best knowledge of Borrower, except as set forth on the Rent Roll attached hereto as Exhibit J, there are no monetary or other material defaults by any tenant thereunder. None of Borrower, Manager or any other Person acting on Borrower's behalf has given or received any notice of default under any of the Leases that remains uncured or in dispute, and Borrower is not intending to deliver such a notice of default within the thirty (30) days following the date hereof.

                  (e) Borrower has delivered to Lender true, correct and complete copies of all guaranties of Leases and all such guaranties are in full force and effect and constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms.

                  (f) The Rent Roll attached hereto as Exhibit J is true, correct and complete in all material respects.

                  (g) The Rent Roll attached hereto as Exhibit J sets forth a true, correct and complete list of all security deposits made by tenants at the Premises which have not been applied (including accrued interest thereon), all of which are held by Borrower in accordance with the terms of the applicable Lease and applicable Legal Requirements.

                  (h) To Borrower's best knowledge, each tenant under a Lease is free from bankruptcy or reorganization proceedings.

                  (i) No tenant under any Lease (or any sublease) is an Affiliate of Borrower, except as may be disclosed otherwise on Exhibit J attached hereto.

                  (j) There are no brokerage fees or commissions due and payable in connection with the leasing of space at the Premises, except as has been previously disclosed to Lender in writing, and no such fees or commissions will become due and payable in the future in connection with the Leases, including by reason of any extension of such Lease or expansion of the space leased thereunder, except as has previously been disclosed to Lender in writing.

         3.21 Environmental. The Environmental Representations are true and correct in all material respects.

         3.22 Access Laws. Without limiting the effectiveness of Section 10.21 of the Mortgage, the Premises is in compliance in all material respects with all of the requirements of the Access Laws.

         3.23 No Default. No Significant Party is in Default under this Agreement, the Note, the Mortgage or any other Loan Document.

         3.24 No Offsets. Borrower has no counterclaims, offsets or defenses with respect to the Loan, the Note, the Mortgage or any other Loan Document.

         3.25 Financial Statements. All financial statements of Borrower and any other Significant Party heretofore delivered to Lender in connection with the Loan are true and correct in all material respects and fairly present the financial condition of the subjects thereof as of the respective dates thereof, and no material adverse change has occurred in the financial condition reflected therein, or the operations or business of, such Persons since the respective dates of the most recent financial statements delivered to Lender.

         3.26 No Insolvency. None of Borrower nor any Significant Party is Insolvent, and none of the foregoing Persons will be rendered Insolvent by execution of this Agreement, the Note, the Mortgage or any of the other Loan Documents, or by the consummation of the transactions contemplated thereby.

         3.27 Fraudulent Conveyance. Borrower (a) has not entered into the transactions contemplated by this Agreement and the other Loan Documents with the actual intent to hinder, delay, impede or defraud any creditor and (b) has received reasonably equivalent value in exchange for its respective obligations under this Agreement, the Note, the Mortgage and the other Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair salable value of Borrower's assets exceeds, and will, immediately following the execution and delivery of the Loan Documents and each advance of the proceeds thereof, exceed, Borrower's total probable liabilities, including, without limitation, the maximum amount of its subordinated, unliquidated, disputed or contingent liabilities. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents and each advance of the proceeds thereof, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts and liabilities as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

         3.28 Broker. No broker or consultant has been retained by Borrower or any Affiliate of Borrower in connection with the Loan or the Loan Documents other than Ekstein Rothenberg ("Broker"), which Broker Borrower shall pay in full as of the Effective Date pursuant to a written agreement between Borrower and Broker. Borrower hereby indemnifies, defends and holds the Indemnified Parties harmless from and against all loss, cost, liability and expense arising from the claims of all brokers and consultants relating to the Loan and/or the Premises with whom Borrower, any other Significant Party or any Affiliate thereof or any employee or agent thereof has dealt, including, without limitation, Broker and all other sales, mortgage or leasing brokers or consultants.

         3.29 Fiscal Year. Each fiscal year of Borrower commences on December 1.

         3.30 No Other Financing. Borrower has not borrowed any funds which have not heretofore been repaid in full, except for the Loan.

         3.31 ERISA. The execution, delivery and performance of this Agreement, the Note, the Mortgage and the other Loan Documents do not constitute a Prohibited Transaction, assuming solely for this purpose that Lender is a party in interest as defined in Section 3(14) of ERISA ("Party In Interest") or a disqualified person as defined in Section 4975(e)(2) of the Code ("Disqualified Person") with respect to an employee benefit plan, if any, which has directly or indirectly invested in Borrower or in any Person holding an ownership interest therein. Borrower and Guarantor have made, and shall continue to make, all required contributions to all employee benefit plans, if any, within the time periods required by the applicable provisions of ERISA and any other federal or state law, and Borrower and Guarantor have no knowledge of any material liability which has been incurred by any thereof which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan. Each such plan has been administered in compliance with its terms and the applicable provisions of ERISA and any other federal or state law.

         3.32 FIRPTA. No Significant Party is a "foreign person" within the meaning of Sections 1445 or 7701 of the Code.

         3.33 PUHCA. No Significant Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" as defined in the Public Utility Holding Company Act of 1935, as amended.

         3.34 Insurance. All Required Insurance is in full force and effect and the premiums due thereon have been paid in full. Borrower and the Premises are in compliance with the provisions of the policies of such Required Insurance, and no notice of cancellation, termination or default has been received with respect to any such policy.

         3.35 Securities Laws. None of the transactions contemplated in this Agreement will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. No Significant Party owns or intends to carry or purchase any "margin security" within the meaning of said Regulation G; no Affiliate of Borrower intends to purchase any "margin security" within the meaning of said Regulation G with the proceeds of the Loan. The proceeds of the Loan have not been used to purchase or refinance any borrowing the proceeds of which were used to purchase any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

         3.36 Investment Company Act. No Significant Party is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to any other United States federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         3.37 Taxes; Impositions. Each Significant Party has each filed all Federal, state and local tax returns required to be filed prior to the date hereof and all taxes, charges and assessments shown to be due from all such parties on such tax returns have been paid or have been legally and validly extended. All Impositions due and owing in respect of, and affecting, the Premises have been paid. There are no pending, or to Borrower's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Premises.

         3.38 Full and Accurate Disclosure. No statement of fact made by any Significant Party in this Agreement, or in any of the other Loan Documents, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Premises or the business, operations or condition (financial or otherwise) of any Significant Party, other than with regard to market risk inherent in projecting future operations.

         3.39 Contracts.

                  (a) Borrower has not entered into, and is not bound by, any Contract which continues in existence, except the Approved Contracts.

                  (b) Each of the Contracts is in full force and effect, there are no monetary or other material defaults by Borrower thereunder and, to the best knowledge of Borrower, there are no monetary or other material defaults thereunder by any other party thereto. No Significant Party or any other Person acting on their behalf has given or received any notice of default under any of the Contracts that remains uncured or in dispute.

                  (c) There has been delivered to Lender true, correct and complete copies of the Contracts (including all amendments and supplements thereto).

                  (d) No Contract has as a party an Affiliate of any Significant Party.

         3.40 Other Obligations and Liabilities. No Significant Party has any liabilities or other obligations that arose or accrued prior to the date hereof that, either individually or in the aggregate, could have a material adverse effect on any such Person's ability to perform their respective obligations under this Agreement, the Note, any of the other Loan Documents, or any other obligations that any of them may have in connection with the ownership and operation of the Premises as contemplated by the Loan Documents. No Significant Party has any known contingent liabilities.

         3.41 Documents. Borrower has furnished or has caused to be furnished to Lender a true and complete copy of all material documents relating to each Significant Party, the Premises and/or the Collateral which a reasonably prudent institutional Lender, making a loan or loans in a similar amount and on similar terms as the Loan, would want to have the opportunity to review prior to agreeing to make such loan or prior to agreeing to any of the material terms thereof.

         3.42 No Strikes. There are no strikes or other labor disputes or grievances pending or threatened against the Premises, Borrower or any Significant Party.

         3.43 Consumer Credit Laws; Usury. The indebtedness evidenced by the Loan, including interest, fees and charges, (a) is a business loan, (b) is an exempted transaction under the Truth in Lending Act, 15 U.S.C. 1601 et seq., and
(c) does not and will not, violate the provisions of the consumer credit laws or usury laws of any applicable jurisdiction.

         3.44 SC Affiliate Organization, Enforceability, Etc.

             3.44.1 SC Affiliate Status. Each SC Affiliate (a) is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware; (b) is in good standing under the laws of, and is authorized to transact business in, all jurisdictions where it conducts business; (c) has all requisite power and authority to own and operate its respective Shopping Center or its membership interest in an SC Owner or in the SC Members, as applicable, and to carry on its business as now being conducted; and (d) has full right, power and authority to execute and deliver to the applicable SC Lender the SC Loan Documents to which it is a party and to perform the obligations and carry out the duties imposed upon any such SC Affiliate by the SC Loan Documents. All SC Loan Documents to be executed by any SC Affiliate have been (or, prior to their execution and delivery, will have been) duly authorized, approved, executed and delivered by all necessary parties and constitute (or, upon execution and delivery, will constitute) the legal, valid and binding obligations of the applicable SC Affiliate, enforceable against the applicable SC Affiliate in accordance with their respective terms. Each SC Affiliate holds all licenses, certificates and permits from all applicable Governmental Authorities necessary for the ownership of its respective Shopping Center or its respective membership interest in an SC Owner or the SC Members, as applicable, and the conduct of business in order to prevent any materially adverse effect on its respective Shopping Center or its respective membership interest in an SC Owner or the SC Members, as applicable, or the ability of the applicable SC Affiliate to perform under the SC Loan Documents.

             3.44.2 Structure of SC Owners. The structural chart of each SC Owner set forth on Exhibit K attached hereto and made a part hereof is true, complete and correct in all respects.

         3.45 SC Affiliates Address. Each SC Affiliate's principal place of business is at the same address first set forth above for Borrower, and shall not be changed during the Term without giving Lender at least thirty (30) days' prior notice thereof. No SC Affiliate uses any trade name and no SC Affiliate has or will do any business under any other name.

         3.46 SC Affiliates Organizational Documents. True and Complete copies of each SC Affiliate's Organizational Documents have been furnished to Lender. Each SC Affiliate's Organizational Documents constitute the entire agreement among the members thereof and are binding upon and enforceable against such members in accordance with their respective terms. There are no other agreements, written or oral between such members relating to any SC Affiliate except any agreements to which Lender is also a party. No party is in default of its obligations under any SC Affiliate's Organizational Documents and no condition exists which, with the giving of notice and/or the passage of time, or both, would constitute a default under any SC Affiliate's Organizational Documents.

         3.47 SC Title. Fee simple title to each Shopping Center is owned by each related SC Owner free and clear of all liens, claims, encumbrances, covenants, conditions, restrictions, security interests and claims of others, except for the applicable SC Loan Documents and the SC Approved Permitted Encumbrances.

         3.48 SC Uses. Each Shopping Center consists solely of a shopping center.

         3.49 No SC Structural Defects. There are no structural defects in the SC Improvements, or material defects to the building systems thereof.

         3.50 SC Compliance with Zoning, Etc.

                  (a) Each Shopping Center shall comply in all material respects with all applicable Legal Requirements. Any zoning or subdivision approval is based on no real property, or rights appurtenant thereto, other than the applicable Shopping Center. Each Shopping Center as improved and used are not in material violation of any recorded and, to the best knowledge of Borrower, unrecorded air rights parcel leases, covenants, conditions or restrictions of any kind or nature affecting all or any part of the applicable Shopping Center, or any interest therein. The SC Improvements can be fully rebuilt in the event of casualty or destruction thereof under the SC Permits applicable to the applicable Shopping Center, subject, however, to non-discretionary requirements of any Governmental Authority. No amendment or change in any such material SC Permit, and no amendment or change in zoning or any other land use control, has been sought or obtained by Borrower, any SC Affiliate or any Affiliate of Borrower or any SC Affiliate, or shall be sought or obtained by Borrower, any SC Affiliate or any Affiliate of Borrower or any SC Affiliate, with respect to the Shopping Centers or the SC Improvements, except as specifically approved in writing by Lender.

                  (b) All SC Permits required by any Governmental Authority for the operation of the SC Improvements as currently operated, or otherwise required to be in compliance with any Environmental Laws or any other Legal Requirements, have been obtained. The copy of the certificate of occupancy for each Shopping Center delivered to Lender prior to the date hereof is a true and correct copy of the permanent certificate of occupancy for the applicable Shopping Center, which permanent certificates of occupancy remain in full force and effect, and are not subject to any conditions or limitations, other than those of general applicability to all certificates of occupancy for commercial uses in the jurisdiction in which each such Shopping Center is located.

                  (c) Borrower has heretofore delivered to Lender true, correct and complete copies of each material SC Permit.

                  (d) There are no pending or, to the best knowledge of Borrower, threatened actions, suits or proceedings to revoke, attack, invalidate, rescind or modify the zoning of any Shopping Center, or any material SC Permits issued with respect to any Shopping Center or any part thereof, or asserting that any Shopping Center or the zoning of any Shopping Center do not permit the use of any Shopping Center as contemplated by the Loan Documents.

         3.51 No SC Condemnation. Neither Borrower nor any SC Affiliate has received any notice of, and to the best knowledge of Borrower, there does not exist, any actual, proposed or threatened exercise of the power of eminent domain or other taking by any governmental or quasi-governmental body or agency, of all or any portion of any Shopping Center, or any interest therein, or any right of access thereto.

         3.52 No SC Casualty. The SC Improvements have suffered no material casualty or damage which has not been fully repaired and the cost thereof fully paid.

         3.53 SC Purchase Options. Neither the Shopping Centers nor any part thereof are subject to any purchase options or other similar rights in favor of any Person not a party hereto.

         3.54 No SC Encroachments. There are no material encroachments on the SC Land and the SC Improvements do not encroach upon any Easement, any other interest in real property, any adjoining land or any adjoining street, except as set forth on the applicable SC Survey.

         3.55 SC Litigation. There are no actions, suits, proceedings, arbitrations, tenant disputes, labor disputes or governmental investigations pending, or, to the best knowledge of Borrower, threatened against or affecting any Significant Party, any SC Affiliate or any Affiliate thereof, or, any Shopping Center which, if adversely determined, (a) could have a material adverse effect on any Significant Party, any SC Affiliate or any Shopping Center, or any such Person's ability to perform its obligations pursuant to and as contemplated by the SC Loan Documents, or (b) could adversely affect the use of, operations at, or capital improvements being made to, any Shopping Center. No SC Affiliate is operating under, or is subject to, any order, writ, injunction, decree or demand of any court or any Governmental Authority. No actions, suits, proceedings or arbitrations are pending or, to the best knowledge of Borrower, threatened against any SC Affiliate or any Affiliate thereof which involve claims, damages or sums of money not covered (including all applicable deductibles) by insurance.

         3.56 No SC Conflict with Law or Agreements. The execution and delivery of the SC Loan Documents, and the performance and consummation of the transactions, contemplated thereby, on the part of each SC Affiliate and all other Significant Parties (as applicable) and fulfillment of the terms of the SC Loan Documents by each SC Affiliate and all other Significant Parties (as applicable), (a) do not and will not conflict with, violate, or constitute a default (or a condition or event which, after notice or lapse of time, or both, would constitute such a default) under any provision of any Organizational Document or any contractual obligation of any SC Affiliate or any other Significant Party, or any Legal Requirement or any court decree or order applicable to any Shopping Center, any SC Affiliate or any other Significant Party, (b) will not result in, or require, the creation or imposition of any lien or encumbrance on, or conveyance of, any of any SC Affiliate's properties pursuant to any contractual obligation, (c) do not require the consent or approval of any Governmental Authority or other Person, except for consents and approvals already obtained.

         3.57 SC Personal Property. All equipment and other personal property necessary for (or otherwise actually used in connection with) the proper and efficient operation and maintenance of the Shopping Centers, the actual and contemplated uses of the Shopping Centers, and each SC Affiliate's compliance with its obligations under the SC Leases, are owned by an SC Affiliate and constitute part of the applicable Shopping Center and located thereat, other than (a) any such equipment which is owned by a utility company or (b) any such equipment and personal property which is owned by SC Tenants and utilized solely by such SC Tenants.

         3.58 SC Easements; SC Access; SC Utilities. All Easements, if any, necessary for the full utilization of the SC Improvements for their current use have been obtained, are described in the SC Title Policies, and are in full force and effect without default thereunder. Each Shopping Center has direct rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service each Shopping Center for their intended use. All public utilities necessary or convenient to the full use and enjoyment of each Shopping Center are located either in the public right of way abutting each Shopping Center (which are connected so as to serve each Shopping Center without passing over other property) or in recorded easements serving each Shopping Center and described in the SC Title Policies. All roads necessary for the use of each Shopping Center for its current purposes have been completed and are available for public use.

         3.59 No SC Flood Hazard, Etc. Except as set forth in the SC Surveys,
(a) the Shopping Centers are not situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or designated a wetlands by any Governmental Authority having jurisdiction over the Shopping Centers, or (b) the Shopping Centers are situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any Governmental Authority having jurisdiction over the Shopping Centers, but the applicable SC Owner has obtained and paid for, and there is currently in effect, the flood insurance comprising a part of the SC Required Insurance. No portion of the Shopping Centers is located on or adjacent to navigable waters and no portion of the Shopping Centers consists of filled-in land.

         3.60 Shopping Centers Taxed as a Separate Tax Lot. Each Shopping Center is taxed as one or more separate and distinct tax lots. No part of any Shopping Center shares a tax lot with any adjoining lands and for all purposes each Shopping Center may be mortgaged, conveyed and otherwise dealt with as a single, independent parcel.

         3.61 SC Leases.

                  (a) No SC Owner has entered into any SC Lease which continues in existence or is bound by any such SC Lease, other than the SC Approved Leases.

                  (b) SC Rent has not been collected under any of the SC Leases more than one (1) month in advance of the due date except as disclosed on the SC Rent Rolls attached hereto and made a part hereof. Except as disclosed on the SC Rent Rolls attached hereto as Exhibit L, the term of each SC Lease has commenced and the tenant has commenced the full payment of rent under such SC Lease without the tenant thereunder being entitled to any abatement thereof. Except as disclosed on the SC Rent Rolls attached hereto as Exhibit L, no SC Owner is required to perform any tenant work or pay any work allowances under any SC Lease. All security and other escrow deposits made under any SC Lease are being, and, to Borrower's best knowledge, have been held, in accordance with all Legal Requirements and the terms of such SC Lease. Except as disclosed on the SC Rent Rolls attached hereto as Exhibit L, no tenant under a SC Lease has any right of expansion, extension, cancellation or any other option pursuant to such SC Leases, and no tenant has any right of set off or reduction against rent.

                  (c) Each of the SC Leases has been duly authorized, approved and executed by all parties thereto and constitutes the legal, valid and binding obligations of the parties thereto, enforceable against the parties thereto in accordance with their respective terms. Borrower has delivered true, correct and complete copies of the SC Leases (including, without limitation, all amendments and supplements thereto and guaranties thereof) to Lender.

                  (d) Each of the SC Leases is in full force and effect and there are no monetary or other material defaults by any SC Owner thereunder, and, to the best knowledge of Borrower, except as set forth on the SC Rent Rolls attached hereto as Exhibit L, there are no monetary or other material defaults by any tenant thereunder. No SC Affiliate or any other Person acting on any SC Affiliate's behalf has given or received any notice of default under any of the SC Leases that remains uncured or in dispute, and no SC Owner is intending to deliver such a notice of default within the thirty (30) days following the date hereof, except with respect to American Furniture Discount which has an SC Lease at the Shopping Center commonly known as Port Richmond Village.

                  (e) Borrower has delivered to Lender true, correct and complete copies of all guaranties of SC Leases and all such guaranties are in full force and effect and constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms.

                  (f) The SC Rent Rolls attached hereto as Exhibit L are true, correct and complete in all material respects.

                  (g) The SC Rent Rolls attached hereto as Exhibit L set forth a true, correct and complete list of all security deposits made by tenants at the

Shopping Centers which have not been applied (including accrued interest thereon), all of which are held by the applicable SC Owner in accordance with the terms of the applicable SC Lease and applicable Legal Requirements.

                  (h) To Borrower's best knowledge, each tenant under a SC Lease is free from bankruptcy or reorganization proceedings.

                  (i) No tenant under any SC Lease (or any sublease) is an Affiliate of Borrower or any SC Affiliate, except as may be disclosed otherwise on Exhibit L attached hereto.

                  (j) There are no brokerage fees or commissions due and payable in connection with the leasing of space at the Shopping Centers, except as has been previously disclosed to Lender in writing, and no such fees or commissions will become due and payable in the future in connection with the SC Leases, including by reason of any extension of such SC Lease or expansion of the space leased thereunder, except as has previously been disclosed to Lender in writing including, without limitation, that certain commission in the amount of $19,878.13 due in connection with that certain SC Lease with the Foot Locker.

         3.62 SC Environmental. The SC Environmental Representations are true and correct in all material respects.

         3.63 SC Access Laws. The Shopping Centers are in compliance in all material respects with all of the requirements of the Access Laws.

         3.64 No SC Default. No Significant Party or SC Affiliate is in default under any SC Loan Document.

         3.65 SC Financial Statements. All financial statements of each SC Affiliate heretofore delivered to Lender in connection with the Loan are true and correct in all material respects and fairly present the financial condition of the subjects thereof as of the respective dates thereof, and no material adverse change has occurred in the financial condition reflected therein, or the operations or business of, such Persons since the respective dates of the most recent financial statements delivered to Lender. 3.66 No SC Insolvency. No SC Affiliate is Insolvent, and none of the foregoing Persons will be rendered Insolvent by execution of the SC Loan Documents, or by the consummation of the transactions contemplated thereby.

         3.67 SC Fiscal Year. Each fiscal year of an SC Affiliate commences on January 1.

         3.68 No Other SC Financing. No SC Affiliate has borrowed any funds which have not heretofore been repaid in full, except for the SC Loan.

         3.69 SC ERISA. The execution, delivery and performance of the SC Loan Documents do not constitute a Prohibited Transaction, assuming solely for this purpose that Lender is a Party In Interest or a Disqualified Person with respect to an employee benefit plan, if any, which has directly or indirectly invested in an SC Affiliate or in any Person holding an ownership interest therein. Each SC Affiliate has made, and shall continue to make, all required contributions to all employee benefit plans, if any, within the time periods required by the applicable provisions of ERISA and any other federal or state law, and has no knowledge of any material liability which has been incurred by any thereof which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan. Each such plan has been administered in compliance with its terms and the applicable provisions of ERISA and any other federal or state law.

         3.70 SC FIRPTA. No SC Affiliate is a "foreign person" within the meaning of Sections 1445 or 7701 of the Code.

         3.71 SC PUHCA. No SC Affiliate is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" as defined in the Public Utility Holding Company Act of 1935, as amended.

         3.72 SC Insurance. All SC Required Insurance is in full force and effect and the premiums due thereon have been paid in full. Each SC Affiliate and the Shopping Centers are in compliance with the provisions of the policies of such SC Required Insurance, and no notice of cancellation, termination or default has been received with respect to any such policy.

         3.73 SC Securities Laws. None of the transactions contemplated in the SC Loan Documents or any SC Affiliate's Organizational Documents will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. No SC Affiliate owns or intends to carry or purchase any "margin security" within the meaning of said Regulation G.

         3.74 SC Investment Company Act. No SC Affiliate is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to any other United States federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         3.75 SC Taxes; SC Impositions. Each SC Affiliate has each filed all Federal, state and local tax returns required to be filed prior to the date hereof and all taxes, charges and assessments shown to be due from all such parties on such tax returns have been paid or have been legally and validly extended. All SC Impositions due and owing in respect of, and affecting, the Shopping Centers have been paid. There are no pending, or to Borrower's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Shopping Centers.

         3.76 SC Full and Accurate Disclosure. No statement of fact made by any SC Owner in any SC Loan Document, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Shopping Center or the business, operations or condition (financial or otherwise) of any SC Affiliate, other than with regard to market risk inherent in projecting future operations.

         3.77 SC Contracts.

                  (a) No SC Affiliate has entered into, or is bound by, any SC Contract which continues in existence, except the SC Approved Contracts.

                  (b) Each of the SC Contracts is in full force and effect, there are no monetary or other material defaults by any SC Affiliate thereunder and, to the best knowledge of Borrower, there are no monetary or other material defaults thereunder by any other party thereto. No Significant Party or any other Person acting on any SC Affiliate's behalf has given or received any notice of default under any of the SC Contracts that remains uncured or in dispute.

                  (c) There has been delivered to Lender true, correct and complete copies of the SC Contracts (including all amendments and supplements thereto).

                  (d) No SC Contract has as a party an Affiliate of any Significant Party or any SC Affiliate.

         3.78 Other SC Obligations and Liabilities. No SC Affiliate has any liabilities or other obligations that arose or accrued prior to the date hereof that, either individually or in the aggregate, could have a material adverse effect on any such Person's ability to perform their respective obligations under the SC Loan Documents or any of the SC Affiliates' Organizational Documents, or any other obligations that any of them may have in connection with the ownership and operation of the Shopping Centers. No SC Affiliate has any known contingent liabilities.

         3.79 SC Documents. Borrower has furnished or has caused to be furnished to Lender a true and complete copy of all material documents relating to each SC Affiliate, the SC Loan and/or the Shopping Centers which a reasonably prudent institutional Lender, making a loan or loans in a similar amount and on similar terms as the Loan, would want to have the opportunity to review prior to agreeing to make such loan or prior to agreeing to any of the material terms thereof.

         3.80 No SC Strikes. There are no strikes or other labor disputes or grievances pending or threatened against the Shopping Centers or any SC Affiliate.

                                   ARTICLE 4
                          CERTAIN COVENANTS OF BORROWER

         Borrower hereby covenants and agrees with Lender as follows:

         4.1 Payment and Performance of Obligations. Borrower shall pay and otherwise perform the Obligations of Borrower in accordance with the terms of the Loan Documents.

         4.2 Transfers.

                  (a) Except for a Permitted Transfer as expressly provided in this Section 4.2 or Section 4.26 hereof, Borrower shall not, and shall not permit or cause any SC Affiliate to, directly or indirectly, sell, assign, convey, mortgage, pledge, hypothecate, encumber, grant a security interest in, exchange or otherwise dispose of, or grant any option or warrant with respect to, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record (each of the foregoing being herein referred to and constituting a "Transfer"), all or any part of the Premises or the Shopping Centers, or any part thereof or any interest therein, or any of the revenues to be earned therefrom, or suffer, consent to or permit the foregoing, without, in each instance, the prior written consent of Lender which may be granted or withheld in Lender's sole discretion. Except for a Permitted Transfer, Borrower shall not permit any owner, directly or indirectly, of a legal or beneficial interest in Borrower or any SC Affiliate to Transfer such interest, either of record or beneficially, whether by Transfer of stock, assignment of partnership or membership interest or other Transfer of legal or beneficial interest in Borrower or any SC Affiliate, or in any direct or indirect owner thereof, or otherwise permit any new or additional legal or beneficial ownership interests in Borrower or any SC Affiliate or any direct or indirect owner to be issued, without, in each instance, the prior written consent of Lender which may be granted or withheld in Lender's sole discretion.

                  (b) To the extent that Lender elects to consent to any Transfer as to which its consent is required hereunder, Lender shall be entitled to condition its consent on such matters as Lender may elect, in its sole discretion, including, without limitation, execution of instruments of assignment and assumption with respect to the Loan Documents and the Collateral therefor, payment of a transfer fee or other consideration, delivery of certificates and affidavits and indemnities, including an affidavit and indemnification in respect of Code Sections 1445 and 7701, agreements restricting actions which may or may not be taken by any transferee or its owners or restrictions in any such Person's Organizational Documents with respect thereto, additional or replacement security for the Loan, restrictions as to the use of any consideration paid for such Transfer, and opinions, including without limitation, opinions regarding the assumptions of obligations hereunder, substantive consolidation and such other matters as Lender may reasonably require. Within three (3) Business Days after the closing of any Transfer, whether or not such Transfer required Lender's consent, if (i) the


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Premises, the Shopping Centers or any part thereof or any interest therein or
(ii) any direct or indirect ownership interest in Borrower or any SC Affiliate is transferred, Borrower shall provide Lender with a copy of the deed or other instrument of Transfer to any transferee. Borrower shall promptly after request therefor provide Lender with such other information and documentation with respect to such Transfer as Lender shall reasonably request, including, without limitation, information as to the ownership of such transferee.

                  (c) Upon the occurrence of any Transfer, the provisions of this Section 4.2 shall continue to apply to such transferee (including, without limitation, any Permitted Transferee) as if it were the transferor hereunder, and any consent by Lender permitting a transaction otherwise prohibited under this Section 4.2, or any right of Borrower or any other Person to Transfer without such consent, shall not constitute a consent to or waiver of any right, remedy or power of Lender to withhold its consent on a subsequent occasion to a transaction not otherwise permitted by the provisions of this Section 4.2. Notwithstanding the giving of any consent hereunder by Lender, Borrower shall not engage in any Prohibited Transaction.

         4.3 Liens. Borrower shall not create, suffer or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, charge, attachment, levy, distraint or other judicial process (collectively, "Liens") on, of or against, or otherwise affecting, all or any portion of the Premises (including, without limitation, fixtures and other personal property), or any other property of Borrower (whether tangible or intangible and now owned or hereafter acquired) in favor of any Person other than Lender, without the prior written consent of Lender (which consent may be granted or withheld in Lender's sole discretion), other than the Approved Permitted Encumbrances.

         4.4 Indebtedness.

                  (a) Borrower shall not without Lender's prior written consent, which may be granted or withheld in Lender's sole discretion, create, incur or assume any Indebtedness, other than (i) the Loan, (ii) those certain guaranties and indemnities delivered in connection with the SC Loans, (iii) that certain guaranty in connection with a lease with Giant Supermarket of certain space in the shopping center commonly known as "The Point" and located in Harrisburg, Pennsylvania owned by a subsidiary of Borrower and (iv) Trade Payables in connection with the operation of the Premises, which shall in no event exceed at any one time $50,000.00. Each month, together with the other financial statements required to be furnished hereunder, Borrower shall furnish Lender a written statement (certified by a Designated Officer to be true, correct and complete) detailing the Indebtedness then outstanding, including the number of days (in increments of 30 days) that each Trade Payable of Borrower has been outstanding. Borrower shall not create, incur or assume any other Indebtedness, if doing so would cause Borrower to be in violation of any other provision of this Agreement or the other Loan Documents.

                  (b) Notwithstanding that any Trade Payables incurred with respect to the Premises are otherwise permitted hereunder, Borrower shall pay any portion of such Trade Payables which becomes due and payable within sixty
(60) days following the date on which each such amount is due and payable.

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

         4.5 Compliance with Restrictive Covenants, Etc.

                  (a) Borrower shall not modify, waive in any material respect or release any Easements, restrictive covenants or other Approved Permitted Encumbrances, or suffer, consent to or permit the foregoing, without Lender's prior written consent, which consent may be granted or withheld in Lender's sole and absolute judgment. Borrower shall timely comply in all material respects with the terms of all Easements, restrictive covenants and all other Approved Permitted Encumbrances. Borrower shall take or cause to be taken such further actions as Lender may reasonably request from time to time with respect to such Easements, restrictive covenants or Approved Permitted Encumbrances.

                  (b) Borrower shall observe and comply with any conditions and requirements necessary to preserve and extend any and all rights, privileges, franchises and concessions that are applicable to the Premises, the use and occupancy thereof, or the business conducted thereat, and shall timely comply in all material respects with all regulations, rules, ordinances, statutes, orders and decrees of any Governmental Authority or court applicable to it and/or the Premises or any part thereof.

                  (c) Borrower shall cause the Premises to be maintained in a good and safe condition and repair and shall not remove, demolish or materially alter or suffer, consent to or permit to be removed, demolished or materially altered, the Improvements except as permitted by this Agreement, without Lender's prior written consent.

         4.6 Leases.

                  (a) Except as permitted pursuant to this Section 4.6, Borrower shall not enter into, modify, amend, consent to the cancellation or surrender of (except to the extent such cancellation or surrender is by the Tenant pursuant to a pre-existing unilateral right under its Lease) or terminate any Lease whether now existing or hereafter entered into, without the prior written consent of Lender, which may be granted or withheld in Lender's sole discretion.

                  (b) Borrower shall timely comply with or cause to be timely complied with all material terms and conditions on the landlord's part to be performed under each Lease. Borrower shall neither do nor neglect to do, nor permit to be done, anything which may cause the termination of any Lease, other than due to the default of the Tenant(s) under such Lease. Borrower shall not collect any rent or other payment under any Lease more than one (1) month in advance of the due date thereof and will use its best efforts to require the performance of all of the obligations of Tenants and other Persons bound by the Leases and to enforce the Leases, subject, however, to the limitation on termination described in this Section 4.6.

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

                  (c) Borrower may, without Lender's prior written consent, enter into any Lease which will not be a Major Lease when such Lease comes into effect, provided that each of the following conditions is satisfied: (i) the rent and other material business terms of such Lease are on market terms for similarly situated Premises; (ii) the Lease does not provide for the rent to decline at any point during the term of such Lease; (iii) such Lease does not contain any options to purchase or other rights with respect to the ownership of the Premises; (iv) such Lease does not contain any restrictions on the landlord's rights to lease remaining portions of the Premises, except that such Lease may contain options to lease additional space in the Premises on then existing market terms; (v) such Lease does not contain any options for the Tenant thereunder to terminate such Lease, other than in the event of Borrower's failure to deliver possession of the applicable premises or a material casualty or condemnation or Borrower's failure to deliver vacant possession; (vi) such Lease does not contain any extraordinary landlord obligations (including obligations which an unaffiliated landlord would have difficulty performing);
(vii) such Lease is entered into on the standard form of Lease which Lender has previously approved, with such non-material changes thereto as a proposed tenant may request and Borrower is willing to agree to; (viii) such Lease is entered into on arms length terms, without consideration of any relationship Borrower or any Affiliate of Borrower may otherwise have with the Tenant thereunder or any Affiliate thereof; and (ix) the Lease shall contain each of the provisions required by this Section 4.6. Without limiting Borrower's obligations hereunder, Lender hereby approves, with respect to any Lease which is not a Major Lease, the form of Lease heretofore submitted by Borrower to Lender.

                  (d) Borrower may, without Lender's prior written consent, modify or amend any Lease which is not a Major Lease, provided that either (i) such modification or amendment is required to be entered into pursuant to the express terms of such Lease, or (ii) each of the following conditions is satisfied: (A) such amendment or modification is entered into on an arms-length basis without consideration of any relationship of Borrower or any Affiliate of Borrower with the Tenant thereunder or any Affiliate thereof; (B) such Lease would not be a Major Lease and would, after such amendment or modification, satisfy the conditions set forth in clauses (ii), (iii), (iv), (v), (vi), (vii) and (ix) of Subsection 4.6(c) hereof; (C) such amendment or modification does not release any party from its liability under the Lease or reduce the square footage demised thereunder; (D) to the extent that any additional space is demised pursuant to such amendment or modification, with respect thereto, such amendment or modification satisfies this Section 4.6; (E) such amendment or modification does not reduce the rent paid under the Lease; (F) after such amendment, such Lease, as modified, continues to be subordinate to the Liens of the Mortgage and the Assignment of Leases and Rents; and (G) such amendment or modification does not otherwise have a material adverse effect on the fair market value of the Premises or the Lien of the Mortgage on the Premises. Borrower may, without the prior written consent of Lender, terminate any Lease which is not a Major Lease in its good faith exercise of its remedies under such Lease, or at law or in equity, by reason of a material monetary default having continued under such Lease beyond the expiration of applicable cure periods. Without first obtaining Lender's prior written consent, Borrower shall not consent to any assignment or subletting of any Lease unless the consent of Borrower may not be withheld under such circumstances under the terms of the applicable Lease, except that Borrower may, without Lender's prior written consent, consent to any assignment or subletting which does not release the liability of any Person then liable thereunder as tenant, guarantor or otherwise if such assignment or subletting is of a Lease which is not a Major Lease.

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

                  (e) Each Lease executed by Borrower after the date hereof shall provide, in a manner satisfactory to Lender, for (i) automatic subordination of such Lease to the Liens of the Mortgage and the Assignment of Leases and Rents, (ii) attornment by the Tenant thereunder to Lender promptly after the giving by Lender of a notice to such Tenant requiring such attornment,
(iii) the Tenant thereunder to give a notice to Lender of each material default by the landlord or licensor thereunder, simultaneously with the giving of notice of such default to such landlord or licensor, (iv) Lender to have the right, but not the obligation, to cure any default by the landlord or licensor thereunder after the expiration of the landlord's or licensor's cure period, if any, and
(v) execution and delivery (not more than ten (10) days after a request therefor) of an estoppel certificate reasonably satisfactory to Lender. Without limiting the foregoing, each Lease shall also provide that Lender (or any other successor to the landlord or licensor acquiring the Premises by foreclosure, deed in lieu of foreclosure or otherwise in connection with the enforcement of the Loan Documents) shall not be: (A) liable for any previous act or omission of the landlord or licensor under such Lease; (B) subject to any credit, demand, claim, counterclaim, offset or defense which theretofore accrued to such Tenant against the landlord or licensor; (C) unless consented to by Lender, or otherwise permitted, under this Section 4.6, bound by any previous modification of such Lease, or by any previous prepayment of more than one month's fixed rent or additional rent; (D) bound by any covenant or obligation of the landlord or licensor to perform, undertake or complete any work in the leased space of the Premises or to prepare it for occupancy; (E) required to account for any security deposit of the tenant or licensee other than any security deposit actually delivered to Lender by Borrower; (F) bound by any obligation to make any payment to such tenant or licensee or grant any credits, except for services, repairs, maintenance and restoration provided for under the Lease to be performed by landlord or licensor after the date of such attornment; and (G) responsible for any monies owing by the landlord or licensor to such Tenant. All actual out of pocket costs and expenses of Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with Lender's review of any Lease and the negotiation, preparation, execution and delivery of any non-disturbance agreement shall be paid by Borrower within five
(5) Business Days after request therefor by Lender. Prior to seeking Lender's consent to any Lease, Borrower shall deliver to Lender a copy of such Lease, blacklined to show the changes from the standard form of Lease previously approved by Lender, together with a detailed term sheet setting forth the material terms of such Lease.

                  (f) All Security Deposits shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of Security Deposits in the form of cash under any applicable legal requirements
(i) shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as herein above described, (ii) shall be issued by an institution reasonably satisfactory to Lender, (iii) shall, if


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permitted pursuant to any legal requirements, name Lender as payee or mortgagee thereunder (or at Lender's option, be fully assignable to Lender), and (iv) shall in all respects comply with any applicable Legal Requirements and otherwise be satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, upon Lender's demand, Borrower shall turn over to Lender the Security Deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Premises, to be held by Lender subject to the terms of the Leases. If Borrower is entitled to retain a Security Deposit, then such amount shall be transferred by Borrower into the Clearing Account.

         4.7 Delivery of Notices. Borrower shall promptly, but in no event later than five (5) days after Borrower becomes aware of any of the following events, furnish a written notice to Lender (together with the applicable correspondence and papers relating thereto) specifying the nature and period of existence of such condition or event and, with respect to events described in clause (a) immediately below, what action Borrower is taking or proposes to take with respect thereto (compliance with the provisions of this Section 4.7 shall not be deemed or construed to constitute a waiver of or consent to any Default or Event of Default of which Borrower has given Lender notice pursuant to this Section 4.7):

                  (a) any Default hereunder or under any of the other Loan Documents, or any Event of Default;

                  (b) any default or event of default (or any terms of similar import) under any of the SC Loan Documents;

                  (c) (i) any receipt or delivery by Borrower or any SC Affiliate of a notice of default or termination, (ii) any proposed action with respect to any default, (iii) any failure by any Person to perform any material obligation, maintain any material representation or warranty or satisfy any material condition, in each instance, in connection with any Lease, the Management Agreement, any Contract, any Easement, any recorded instrument, any Permit, any SC Lease, any SC Management Agreement, any SC Contract or any SC Permit;

                  (d) the filing of any action, suit or proceeding against or affecting Borrower, any SC Affiliate, any other Significant Party, the Premises or any Shopping Center that, if adversely determined, could (i) impair the validity or enforceability of this Agreement or any of the other Loan Documents or the ability of Borrower, any SC Affiliate or any other Significant Party to perform their respective obligations hereunder, thereunder or under the SC Loan Documents, (ii) have a material adverse effect on the value of the Premises or any Shopping Center or their respective current use, or (iii) result in a Lien on any portion of the Premises or any Shopping Center; and/or

                  (e) any notice received from any Governmental Authority asserting a violation of any material Legal Requirement and any correspondence to or from Borrower, any SC Affiliate, any other Significant Party, the Manager or any SC Manager with respect thereto.

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

         Without limiting the generality of the foregoing, Borrower shall transmit or cause to be transmitted to Lender, immediately upon receipt thereof, any communication (addressed to Borrower, any SC Affiliate or any Affiliate of Borrower or any SC Affiliate) which relates to matters which could adversely affect Lender's security for the Loan or could have a material adverse effect on the Premises, any Shopping Center, the financial condition of Borrower, any SC Affiliate and/or any other Significant Party, and shall promptly respond fully to any inquiry of Lender made with respect thereto.

         4.8 ERISA.

                  (a) In addition to the prohibitions set forth in Section 4.2 hereof, and not in limitation thereof, Borrower shall not Transfer its interest or rights in this Agreement or in the Premises, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any Person owning a direct or indirect interest in Borrower Transfer any of its rights or interest (direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, nor shall Borrower or any Person owning a direct or indirect interest in Borrower take, without limitation, any action or fail to take any action, if, in any such case, doing so would (i) cause the Loan or the exercise of any of Lender's rights in connection therewith to constitute a Prohibited Transaction (unless Borrower furnishes a legal opinion reasonably satisfactory to Lender that the same is exempt from the Prohibited Transaction provisions of ERISA and the Code or otherwise does not constitute a Prohibited Transaction), assuming solely for this purpose that Lender is a Party In Interest or a Disqualified Person with respect to an employee benefit plan, if any, which has directly or indirectly invested in Borrower or Guarantor, or (ii) otherwise result in Lender being deemed in violation of any applicable provisions of ERISA with respect to the Loan. Borrower and Guarantor shall take such steps as are necessary to assure that each of them (and their respective shareholders, partners and members) does not commit any act, or fail to commit any act, the occurrence of which or the failure of which to occur would cause the Loan to be a Prohibited Transaction.

                  (b) If the provisions of this Section 4.8 are violated, Borrower agrees, at its own cost and expense, to take such steps as Lender shall reasonably request to prevent the occurrence of a Prohibited Transaction or to correct the occurrence of a Prohibited Transaction. Borrower agrees to indemnify, defend and hold the Indemnified Parties free and harmless from and against all loss, costs (including, without limitation, reasonable attorney's fees and expenses), taxes, penalties, damages and expenses any Indemnified Party may suffer by reason of the investigation, defense and settlement of claims based upon a breach of the foregoing provisions. The provisions of Section 4.8 hereof shall apply to such indemnification. The foregoing indemnification shall survive repayment of the Loan.

         4.9 Agreements with Affiliates. From and after the Effective Date, Borrower shall not enter into any contract, agreement or other arrangement with any Affiliate without Lender's prior written consent. Any such contract or agreement shall provide Lender the right to terminate it upon Lender's (or its designee's) acquisition of the Premises through foreclosure, a deed-in-lieu of foreclosure, Uniform Commercial Code sale or otherwise.

         4.10 After Acquired Property. Borrower has and shall grant to Lender a security interest in and to all equipment and other personal property owned by Borrower, whether or not used in the construction, maintenance and/or operation of the Improvements, immediately upon acquisition of same or any part of same, having the same priority as Lender's security interest in such equipment and personal property owned by Borrower on the Effective Date and located at the Premises.

         4.11 Books and Records. Borrower shall keep and maintain, or cause to be kept and maintained, at all times at its principal office or the Manager's office, complete, true and accurate books of account and records reflecting the results of its operations. Borrower shall permit and cause the Manager to permit Lender, its agents, consultants and representatives, upon reasonable notice (which may be given orally or in writing) and at reasonable times, to examine and audit such books and records and make copies thereof, at Borrower's expense. Borrower shall cause the Manager and its Affiliates to make all records relating to the Premises available to Lender and shall cause the Manager to cooperate with any examination, audit or other inquiry (including causing the personnel responsible for the Premises to be available to respond to inquiries).

         4.12 Delivery of Estoppel Certificates.

                  (a) Borrower shall, from time to time, within ten (10) Business Days after written request from Lender, furnish to Lender or such other party (or parties as may be requested by Lender) a written certificate setting forth the Outstanding Principal Balance of and interest due on the Loan and any other amounts evidenced or secured by the Mortgage and/or the other Loan Documents, stating the date through which interest has been paid and whether or not any offsets, defenses or counterclaims exist with respect to the Loan Documents. If requested, such certificate will also attach true and correct copies of any Loan Documents, and state such other information as Lender shall reasonably require. Upon request of Lender, Borrower shall cause Manager within ten (10) days after such request to furnish Lender or such other Person(s) as Lender may request, a written certificate certifying as to such matters as Lender may reasonably request.

                  (b) Borrower shall use all reasonable efforts to deliver to Lender upon request, which may be made from time to time, tenant estoppel certificates from each Tenant at the Premises in form and substance reasonably satisfactory to Lender.

         4.13 Management, Etc.

                  (a) The Premises shall at all times be managed in a competent and professional manner appropriate for buildings similar to the Premises by either Borrower or a prominent professional managing agent approved by Lender (a "Manager") pursuant to a management agreement with the Manager approved by Lender (the "Management Agreement"), such approval not to be unreasonably withheld. Lender hereby approves Brentway Management LLC as the initial Manager.


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Notwithstanding anything to the contrary herein contained, any third party managing agent, and the terms and conditions of any management agreement therewith, or any amendment or modification of any management agreement theretofore approved by Lender, shall be subject to Lender's prior approval which may be granted or withheld in Lender's reasonable judgment.

                  (b) Borrower represents it has delivered to Lender a true, correct and complete copy of the Management Agreement, which Management Agreement is hereby approved by Lender, subject to the terms of the Assignment and Subordination, dated as of the date hereof, between Lender, Borrower and Manager (as the same may be amended, modified, supplemented, extended, consolidated, restated or replaced from time to time, the "Manager Assignment and Subordination"); provided, however, that the terms and conditions of any subsequent Management Agreement between Manager and Borrower, or any amendment or modification of any Management Agreement between Manager and Borrower, and any compensation of Manager with respect to its services performed at or in connection with the Premises (other than an extension of the existing Management Agreement for compensation which is no greater, and on terms and conditions no less favorable to Borrower, than those contained in the existing Management Agreement) are subject to approval by Lender in its sole but reasonable discretion.

                  (c) In the event that there shall have occurred and be continuing an Event of Default, then, upon Lender's request, Borrower shall replace the present Manager with a managing agent approved by Lender in its sole discretion.

         4.14 Financial Statements; Approved Operating Budget, Audit Rights. Until payment in full of the Obligations, Borrower shall cause the following financial statements and information, in form and substance satisfactory to Lender, to be delivered as and when hereinafter provided:

                  (a) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of Borrower, audited statements of financial position (balance sheet) of Borrower as of the end of each such fiscal year during the Term, detailing all receipts in respect of the Premises, all expenses in respect of the Premises (and, separately delineated, all other recurring and non-recurring expenses in the nature of capital items under GAAP) and retained earnings, changes in financial position and cash flows for such fiscal year, which statements shall be duly certified by the Designated Officer of Borrower to fairly represent the financial condition of Borrower as of the date thereof, prepared in accordance with GAAP and accompanied by an opinion of the Approved Accountants (which opinion shall be unqualified and shall not contain any statement of emphasis) to the effect that such financial statements present fairly, in all material respects, the financial condition of Borrower as of the end of the fiscal year being reported on and that the results of the operations and cash flows for such year were prepared and are in conformity with GAAP and that the examination of the Approved Accountants in connection with such financial statements has been conducted in accordance with GAAP and included such tests of the accounting records and such other auditing procedures as the Approved Accountants deemed necessary in the circumstances which statements of financial position shall be incorporated within the consolidated statements of financial position for Guarantor;

                  (b) promptly and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower, an unaudited quarterly statement of financial position (balance sheet) of Borrower, a statement of profits and losses and a calculation of net cash flows for such quarter, including all receipts in respect of the Premises and all expenses in respect of the Premises, and a schedule of accounts payable as of the end of such fiscal quarter, such quarterly financial statements to be certified by a Designated Officer of Borrower to fairly represent the financial condition of Borrower as of the date thereof and to have been prepared and reported on in conformity with GAAP which statements of financial position shall be incorporated within the consolidated statements of financial position for Guarantor;

                  (c) promptly and in any event within fifteen (15) Business Days after the end of each calendar month (i) a monthly operating statement, prepared on a cash basis, showing all Receipts, Expenses (and, separately delineated, all other recurring and non-recurring expenses in the nature of capital items under GAAP) and net cash flow for the applicable calendar quarter and year-to-date results and variances from the same month for prior calendar year and from the Approved Operating Budget, and such other matters as Lender shall reasonably require and (ii) monthly Rent Rolls, (dated as of the last day of the applicable calendar month and identifying all current Tenants and the floor and space occupied or leased thereby), the amount of square footage demised under each Lease, the current monthly and annual rent payable under each Lease, the calculated rent per rentable square foot, the commencement and expiration date of each Lease, the Security Deposits held pursuant to each Lease, a description of any termination or expansion options, rental increase dates and amounts, CPI increases (if applicable), escalation and pass-through expense detail (including base year data), any percentage rent formula (and most recently available Tenant sales data if required to be provided by the related Tenant) and such other matters as Lender shall reasonable require), which monthly operating statements and Rent Rolls shall be certified by a Designated Officer to be true, correct and complete in all material respects;

                  (d) not later than each December 15 during the Term, a reasonably detailed operating budget for the Premises covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval (each such budget, when so approved, an "Approved Operating Budget"). Until Lender shall approve a new budget, the Approved Operating Budget from the prior year shall remain in effect. If as of the beginning of any calendar year any operating budget for such year has not been agreed to as provided above, Borrower shall operate the Premises in accordance with the Approved Operating Budget applicable during the immediately preceding year except (i) to the extent Lender has approved particular Expenses in the proposed operating budget, Borrower shall have the right to incur and pay such approved Expenses, (ii) Borrower shall have the right to incur and pay all Nondiscretionary Expenses when due, subject to Lender's right to reject Nondiscretionary Expenses (other than Impositions and Insurance Premiums) which exceed by more than five percent (5%) the amount of such Nondiscretionary Expense in the Approved Operating Budget applicable during the immediately preceding year and (iii) unless specifically approved by Lender, no Discretionary Expenses, capital expenditures, tenant allowances, tenant inducement or leasing commissions shall be incurred or paid by Borrower. The Approved Operating Budget for calendar year 2001 is attached hereto as Exhibit N and made a part hereof;

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                  (e) contemporaneously with delivery to Partners, but in no event later than April 15 of each calendar year during the Term (subject to legally permitted extensions), the annual Form 1065 (with accompanying schedules K-1) prepared by Borrower;

                  (f) promptly and in any event within fifteen (15) Business Days after the end of each calendar month, a project report setting forth in narrative form the status of (i) all leasing activity, including a listing of all leasing leads and a summary of the material terms proposed, accompanied by copies of all term sheets and responses thereto, (ii) all refinancing and construction loan activity, accompanied by copies of all loan requests and proposals and (iii) all predevelopment and development activities, accompanied by copies of all schematic design drawings and site analyses, plans and specifications and design and construction documentation;

                  (g) from time to time, such other reports and information which Lender reasonably requires, certified by a Designated Officer to be true, correct and complete in all material respects; and

                  (h) together with each of the financial statements and information required pursuant to clauses (a) through (g) immediately above, inclusive, a certificate of the Designated Officer of Borrower certifying that Borrower has observed and performed, in all material respects, all of its covenants and other agreements contained in this Agreement and the other Loan Documents, whether there exists any Default or Event of Default and, if there is, specifying the nature and period of existence thereof and the action taken or proposed to be taken with respect thereto.

         4.15 Maintenance of Non-Taxable Status. Borrower shall maintain its status as a company taxable as a partnership for the purposes of Federal, state and local income taxation.

         4.16 Lender's Attorneys' Fees and Expenses. Borrower shall appear in and defend any action or proceeding purporting to affect the security of the Mortgage or the security interests granted under any of the other Loan Documents, or the rights and powers of Lender under any of the Loan Documents, and Borrower (in addition to Lender's reasonable attorneys' fees and expenses to be paid by Borrower otherwise pursuant to this Agreement or the other Loan Documents) shall pay all of Lender's reasonable attorneys' fees and disbursements in connection with the enforcement of this Agreement and the other Loan Documents and the collection of all amounts payable hereunder and thereunder. In case of any Default under this Agreement or any of the other Loan Documents, or if any action or proceeding is commenced in which it becomes


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necessary to defend or uphold the Lien or priority of the Mortgage or the other
Loan Documents, or which adversely affects Lender's interests in the Premises or any part thereof, including, without limitation, eminent domain, or proceedings of any nature affecting the Premises or involving the bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief with respect to Borrower or any other Significant Party or relating to a decedent, then Lender may, but without any obligation to do so, and without releasing Borrower or any other Significant Party from any obligation hereunder or under the other Loan Documents, make such appearances, disburse such reasonable sums and take such actions as Lender deems necessary or appropriate to protect Lender's interest in the Premises and the other Collateral. All costs incurred by Lender, including, without limitation, reasonable attorneys' fees and disbursements, in taking any action described above shall be paid by Borrower upon demand, together with interest thereon at the Default Rate from the date paid by Lender through the date of repayment and the same shall be deemed to constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents. In addition to, and without limiting the generality of, the foregoing, if, at any time hereafter, Lender employs counsel (a) for advice or other representation (whether or not any suit has been, or shall thereafter be, filed, and whether or not other legal proceedings have been, or shall thereafter be, instituted, and whether or not Lender shall be a party thereto) with respect to the Loan, the Premises or any part thereof, this Agreement or any of the other Loan Documents or (b) to protect, collect, lease, sell, take possession of, foreclose upon or liquidate all or any part of the Premises, or to attempt to enforce any security interest or Lien in all or on any part of the Premises or the other Collateral, or to enforce any rights of Lender or any of Borrower's obligations hereunder or under any of the other Loan Documents, or any obligations of any other Person which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, then, in any such event, all of the reasonable attorneys' fees and expenses arising from such services, and all expenses, costs and charges relating thereto, shall be paid by Borrower upon demand, together with interest thereon at the Default Rate from the date paid by Lender through the date of repayment, and the same shall be deemed to constitute protective advances evidenced by the Note and secured by the Mortgages and other Loan Documents. Notwithstanding the foregoing provisions of this Section 4.16, Borrower shall not be required to pay Lender's attorneys' fees in connection with any collection or enforcement action or proceeding against Borrower or any other obligor under any of the other Loan Documents if Borrower or such other obligor is the prevailing party in such action or proceeding, as determined by a final nonappealable judgment or order of a court of competent jurisdiction.

         4.17 Environmental. Borrower shall fully and truly comply with and perform or cause to be complied with and performed each of the Environmental Covenants and Indemnities.

         4.18 Access Laws. Borrower shall fully and faithfully comply with and perform each of the obligations of the mortgagor under Section 10.21 of the Mortgage.

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         4.19 Inspections. Borrower shall permit Lender and its agents, consultants or representatives, to enter upon the Premises on reasonable notice (which may be given orally or in writing) at reasonable times to inspect the Improvements. Lender or its agents, consultants or representatives as part of any inspection may take soil, air, water, building material and other samples, subject to the rights of Tenants under Leases.

         4.20 Use of Premises; Zoning Change. Borrower shall not initiate or acquiesce in a change in the plat of subdivision or zoning classification of the Premises without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed.

         4.21 Required Insurance. Borrower shall at all times maintain all Required Insurance pursuant to Section 5 hereof.

         4.22 Construction.

                  (a) All Approved Tenant Improvements constituting Landlord Work shall be completed pursuant to Approved Tenant Improvement Plans and Specifications by Approved Tenant Improvement Contractor(s); all Approved Base Building Work shall be completed pursuant to Approved Base Building Work Plans and Specifications by Approved Base Building Work Contractor(s); and all Approved Tenant Improvements constituting Landlord Work and Approved Base Building Work shall be completed in compliance with all applicable Legal Requirements. Borrower shall not undertake any capital improvements to any portion of the Premises which does not constitute Approved Tenant Improvements or Approved Base Building Work.

                  (b) If Borrower abandons or fails to proceed diligently with and complete any Approved Tenant Improvements constituting Landlord Work or Approved Base Building Work in a timely fashion or is otherwise in Default under this Agreement, in addition to, and not in limitation of, any other rights and remedies available to Lender hereunder, under any of the other Loan Documents, at law or in equity, Lender shall have the right (but not the obligation) to enter upon the Premises and take over and cause the completion thereof. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender hereby irrevocably appoints Lender the attorney-in-fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Approved Tenant Improvements constituting Landlord Work or Approved Base Building Work and payment, settlement or compromise of all bills and claims for materials and work performed in connection therewith, and do any and all things necessary or proper to complete the same, including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender). In no event shall Lender or the Servicer be required to expend its own funds to complete, but Lender may, in its sole discretion, advance such funds. Any funds advanced shall be added to the Obligations of Borrower, shall be secured by the Loan Documents and shall be payable to Lender by Borrower in accordance with the provisions hereof and of the other Loan Documents pertaining to the protection


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of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender and/or the Servicer for materials used, work performed or resultant damage to the Premises (other than by reason of Lender's and/or the Servicer's gross negligence or willful misconduct, provided that such gross negligence or willful misconduct is determined to have occurred by a final and nonappealable decision of a court of competent jurisdiction).

                  (c) In addition to all Required Insurance, while performing Approved Tenant Improvements constituting Landlord Work and Approved Base Building Work hereunder, Borrower shall provide or cause to be provided workers compensation, builder's risk (if required by Lender) and public liability insurance and other insurance required under applicable law in connection therewith. All such policies which can be endorsed with standard mortgagee clauses making losses payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be deposited with Lender. The disbursement of monies from any accounts held by Lender, or other acknowledgment by Lender and/or the Servicer of completion of any Approved Tenant Improvements constituting Landlord Work or Approved Base Building Work in a manner satisfactory to Lender, shall not be deemed a certification by Lender or the Servicer that the same has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or Legal Requirements of any Governmental Authority. Borrower shall at all times have the sole responsibility for insuring that the foregoing is completed in accordance with all such Legal Requirements.

         4.23 Contracts.

                  (a) Except as permitted in this Section 4.23, Borrower shall not enter into, modify, amend, consent to the cancellation or surrender of or terminate any Contract, whether now existing or hereafter entered into, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                  (b) Borrower will timely comply with or cause to be complied with all material terms and conditions on Borrower's part to be performed under each Approved Contract.

         4.24 Report Updates.

                  (a) Lender shall have the right at any time from time to time throughout the Term to order additional engineering reports with respect to the Premises. Such additional engineering reports shall be paid for by Borrower in accordance with Section 6.4 hereof; provided, however, that Borrower shall not be required to pay for such additional engineering reports more frequently than once every year unless (i) an Event of Default has occurred, (ii) any such additional engineering report is required by applicable Legal Requirements to be obtained or (iii) in Lender's sole but good faith judgment, an adverse change in the condition of the Premises has occurred.

                  (b) Lender shall not be liable for any action or inaction by Borrower with respect to any repair or replacement recommended in any engineering report, notwithstanding any review or approval of Borrower's method of repair or replacement, as applicable, or any response by Lender.

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         4.25 Non-Competition. From and after the Closing Date until payment in full of the Obligations, Borrower shall not engage and shall prevent each Significant Party from engaging in any Competitive Business.

         4.26 No Sale or Refinancing. Supplementing the provisions of Sections
4.2 and 4.3 hereof, notwithstanding that either such activity may result in the payment in full of the entire Outstanding Principal Balance and other sums and charges, Borrower shall not sell or refinance the Premises without the prior written consent of Lender, except in connection with (a) a bona fide sale of all right, title and interest in and to the fee ownership of the Premises to a Person who or which is not an Affiliate of Borrower or any other Significant Party, or any of them, which bona fide sale has been negotiated and is consummated on an arms' length basis (an "Allowed Sale") or (b) a bona fide refinancing of the entire outstanding mortgage indebtedness encumbering the Premises with a Person who or which is not an Affiliate of Borrower or any other Significant Party, or any of them, which bona fide refinancing has been negotiated and is consummated on an arms' length basis (an "Allowed Financing"), provided, that, in either event the Net Proceeds payable to Lender in accordance with Section 2.3.6 hereof is equal to or exceeds $4,500,000.00.

         4.27 SC Liens. No SC Affiliate shall create, suffer or permit to exist any Lien on, of or against, or otherwise affecting, all or any portion of the Shopping Centers (including, without limitation, fixtures and other personal property), or any other property of any SC Affiliate (whether tangible or intangible and now owned or hereafter acquired) in favor of any Person other than Lender, without the prior written consent of Lender (which consent may be granted or withheld in Lender's sole discretion), other than the SC Approved Permitted Encumbrances.

         4.28 SC Indebtedness.

                  (a) No SC Affiliate shall without Lender's prior written consent, which may be granted or withheld in Lender's sole discretion, create, incur or assume any Indebtedness, other than (i) the SC Loans and (ii) Trade Payables in connection with the operation of the Shopping Centers, which shall in no event exceed at any one time $50,000.00 per Shopping Center, exclusive of utility charges; provided, however, in no event shall such Trade Payables, inclusive of utility charges, exceed at any one time $100,000.00. Each month, together with the other financial statements required to be furnished hereunder, Borrower shall furnish Lender a written statement (certified by a Designated Officer to be true, correct and complete) detailing the Indebtedness then outstanding, including the number of days (in increments of 30 days) that each Trade Payable of each SC Affiliate has been outstanding. No SC Affiliate shall create, incur or assume any other Indebtedness, if doing so would cause Borrower to be in violation of any other provision of this Agreement or the other Loan Documents or would cause Borrower or any SC Affiliate to be in violation of any SC Loan Document.

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

                  (b) Notwithstanding that any Trade Payables incurred with respect to the Shopping Centers are otherwise permitted hereunder, such Trade Payables which become due and payable shall be paid within sixty (60) days following the date on which each such amount is due and payable.

         4.29 SC Compliance with Restrictive Covenants, Etc.

                  (a) No SC Affiliate shall modify, waive in any material respect or release any Easements, restrictive covenants or other SC Approved Permitted Encumbrances, or suffer, consent to or permit the foregoing, without Lender's prior written consent, which consent may be granted or withheld in Lender's sole and absolute judgment. Borrower shall cause each SC Affiliate to timely comply in all material respects with the terms of all Easements, restrictive covenants and all other SC Approved Permitted Encumbrances.

                  (b) Borrower shall cause each SC Affiliate to observe and comply with any conditions and requirements necessary to preserve and extend any and all rights, privileges, franchises and concessions that are applicable to the Shopping Centers, the use and occupancy thereof, or the business conducted thereat, and shall timely comply in all material respects with all regulations, rules, ordinances, statutes, orders and decrees of any Governmental Authority or court applicable to it and/or the Shopping Centers or any part thereof.

                  (c) Borrower shall cause each SC Affiliate to cause the Shopping Centers to be maintained in a good and safe condition and repair and shall not remove, demolish or materially alter or suffer, consent to or permit to be removed, demolished or materially altered, the SC Improvements except as permitted by this Agreement, without Lender's prior written consent.

         4.30 SC Leases.

                  (a) Except as permitted pursuant to this Section 4.30, Borrower shall not permit or cause any SC Affiliate to enter into, modify, amend, consent to the cancellation or surrender of (except to the extent such cancellation or surrender is by the SC Tenant pursuant to a pre-existing unilateral right under its SC Lease) or terminate any SC Lease whether now existing or hereafter entered into, without the prior written consent of SC Lender, which may be granted or withheld in Lender's sole discretion.

                  (b) Borrower shall timely cause each SC Affiliate to comply with or cause to be timely complied with all material terms and conditions on the landlord's part to be performed under each SC Lease. Borrower shall cause each SC Affiliate to neither do nor neglect to do, nor permit to be done, anything which may cause the termination of any SC Lease, other than due to the default of the SC Tenant(s) under such SC Lease. Borrower shall cause each SC Affiliate to not collect any rent or other payment under any SC Lease more than one (1) month in advance of the due date thereof (except as disclosed on the Rent Roll) and shall cause each SC Affiliate to use its best efforts to require the performance of all of the obligations of SC Tenants and other Persons bound by the SC Leases and to enforce the SC Leases, subject, however, to the limitation on termination described in this Section 4.30.

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                  (c) Borrower may cause each SC Affiliate to, without Lender's prior written consent, enter into any SC Lease which will not be a SC Major Lease when such SC Lease comes into effect, provided that each of the following conditions is satisfied: (i) the rent and other material business terms of such SC Lease are on market terms for similarly situated Shopping Centers; (ii) the SC Lease does not provide for the rent to decline at any point during the term of such SC Lease; (iii) such SC Lease does not contain any options to purchase or other rights with respect to the ownership of any Shopping Center; (iv) such SC Lease does not contain any restrictions on the landlord's rights to lease remaining portions of the Shopping Centers, except that such SC Lease may contain options to lease additional space in the Shopping Centers on then existing market terms; (v) such SC Lease does not contain any options for the SC Tenant thereunder to terminate such SC Lease, other than in the event of the applicable SC Affiliate's failure to deliver possession of the applicable premises or a material casualty or condemnation or the applicable SC Affiliate's failure to deliver vacant possession; (vi) such SC Lease does not contain any extraordinary landlord obligations (including obligations which an unaffiliated landlord would have difficulty performing); (vii) such SC Lease is entered into on the standard form of SC Lease which Lender has previously approved, with such non-material changes thereto as a proposed tenant may request and the applicable SC Affiliate is willing to agree to; (viii) such SC Lease is entered into on arms length terms, without consideration of any relationship Borrower, any SC Affiliate or any Affiliate of Borrower or any SC Affiliate may otherwise have with the SC Tenant thereunder or any Affiliate thereof; and (ix) the SC Lease shall contain each of the provisions required by this Section 4.30.

                  (d) Borrower may permit any SC Affiliate, without Lender's prior written consent, to modify or amend any SC Lease which is not a SC Major Lease, provided that either (i) such modification or amendment is required to be entered into pursuant to the express terms of such SC Lease, or (ii) each of the following conditions is satisfied: (A) such amendment or modification is entered into on an arms-length basis without consideration of any relationship of Borrower or any Affiliate of Borrower or any SC Affiliate with the SC Tenant thereunder or any Affiliate thereof; (B) such SC Lease would not be a SC Major Lease and would, after such amendment or modification, satisfy the conditions set forth in clauses (ii), (iii), (iv), (v), (vi), (vii) and (ix) of Subsection 4.30(c) hereof; (C) such amendment or modification does not release any party from its liability under the SC Lease or reduce the square footage demised thereunder; (D) to the extent that any additional space is demised pursuant to such amendment or modification, with respect thereto, such amendment or modification satisfies this Section 4.30(d); (E) such amendment or modification does not reduce the rent paid under the SC Lease; and (F) such amendment or modification does not otherwise have a material adverse effect on the fair market value of the applicable Shopping Center. Borrower may permit any SC Affiliate, without the prior written consent of Lender, to terminate any SC Lease which is not a SC Major Lease in its good faith exercise of its remedies under such SC Lease, or at law or in equity, by reason of a material monetary default having continued under such SC Lease beyond the expiration of applicable cure periods. Without first obtaining Lender's prior written consent, Borrower shall not permit or cause any SC affiliate to consent to any assignment or subletting of any SC Lease unless the consent of the applicable SC Affiliate may not be withheld under such circumstances under the terms of the applicable SC Lease, except that Borrower may permit or cause any SC Affiliate to, without Lender's prior written consent, consent to any assignment or subletting which does not release the liability of any Person then liable thereunder as tenant, guarantor or otherwise if such assignment or subletting is of a SC Lease which is not a SC Major Lease.

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

                  (e) Each Lease executed by any SC Affiliate after the date hereof shall provide, in a manner satisfactory to Lender, for (i) the SC Tenant thereunder to give a notice to Lender of each material default by the landlord or licensor thereunder, simultaneously with the giving of notice of such default to such landlord or licensor, (ii) Lender to have the right, but not the obligation, to cure any default by the landlord or licensor thereunder after the expiration of the landlord's or licensor's cure period, if any, and (iii) execution and delivery (not more than ten (10) Business Days after a request therefor) of an estoppel certificate reasonably satisfactory to Lender. All actual out of pocket costs and expenses of Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with Lender's review of any SC Lease shall be paid by Borrower within five (5) Business Days after request therefor by Lender. Prior to seeking Lender's consent to any SC Lease, Borrower shall deliver to Lender a copy of such SC Lease, blacklined to show the changes from the standard form of SC Lease previously approved by Lender, together with a detailed term sheet setting forth the material terms of such SC Lease.

                  (f) SC Security Deposits shall not be commingled with any other funds of any SC Affiliate or Borrower and, if cash, shall be deposited at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which any SC Affiliate or Borrower is permitted to hold in lieu of SC Security Deposits in the form of cash under any applicable legal requirements (i) shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as herein above described, (ii) shall be issued by an institution reasonably satisfactory to Lender, and (iii) shall in all respects comply with any applicable Legal Requirements and otherwise be satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence satisfactory to Lender of compliance with the foregoing.

         4.31 SC ERISA.

                  (a) In addition to the prohibitions set forth in Section 3.69 hereof, and not in limitation thereof, Borrower shall not permit or cause any SC Affiliate to Transfer its interest or rights in the Shopping Centers, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any Person owning a direct or indirect interest in any SC Affiliate Transfer any of its rights or interest (direct or indirect) in any SC Affiliate, attempt to do any of the foregoing or suffer any of the foregoing, nor shall any SC Affiliate or any Person owning a direct or indirect interest in any SC Affiliate take, without limitation, any action or fail to take any action, if, in any such case, doing so would (i) cause the Loan or the exercise of any of Lender's rights in connection therewith to constitute a Prohibited Transaction (unless Borrower


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furnishes a legal opinion reasonably satisfactory to Lender that the same is exempt from the Prohibited Transaction provisions of ERISA and the Code or otherwise does not constitute a Prohibited Transaction), assuming solely for this purpose that Lender is a Party In Interest or a Disqualified Person with respect to an employee benefit plan, if any, which has directly or indirectly invested in any SC Affiliate, or (ii) otherwise result in Lender being deemed in violation of any applicable provisions of ERISA with respect to the Loan. Borrower shall cause each SC Affiliate to take such steps as are necessary to assure that each of them (and their respective shareholders, partners and members) does not commit any act, or fail to commit any act, the occurrence of which or the failure of which to occur would cause the Loan to be a Prohibited Transaction.

                  (b) If the provisions of this Section 4.31 are violated, Borrower agrees, at its own cost and expense, to take such steps as Lender shall reasonably request to prevent the occurrence of a Prohibited Transaction or to correct the occurrence of a Prohibited Transaction. Borrower agrees to indemnify, defend and hold the Indemnified Parties free and harmless from and against all loss, costs (including, without limitation, reasonable attorney's fees and expenses), taxes, penalties, damages and expenses any Indemnified Party may suffer by reason of the investigation, defense and settlement of claims based upon a breach of the foregoing provisions. The provisions of Section 4.31 hereof shall apply to such indemnification. The foregoing indemnification shall survive repayment of the Loan.

         4.32 SC Agreements with Affiliates. From and after the Effective Date, no SC Affiliate shall enter into any contract, agreement or other arrangement with any Affiliate without Lender's prior written consent.

         4.33 Books and Records. Borrower shall cause each SC Affiliate to keep and maintain, or cause to be kept and maintained, at all times at its principal office or the Manager's office, complete, true and accurate books of account and records reflecting the results of its operations. Borrower shall permit and cause the Manager and SC Affiliate to permit Lender, its agents, consultants and representatives, upon reasonable notice (which may be given orally or in writing) and at reasonable times, to examine and audit such books and records and make copies thereof, at Borrower's expense. Borrower shall cause the Manager, each SC Affiliate and their Affiliates to make all records relating to the Shopping Centers available to Lender and shall cause the Manager to cooperate with any examination, audit or other inquiry (including causing the personnel responsible for the Shopping Centers to be available to respond to inquiries).

         4.34 SC Management, Etc.

                  (a) The Shopping Centers shall at all times be managed in a competent and professional manner appropriate for buildings similar to the Shopping Centers by either Borrower or a prominent professional managing agent approved by Lender (a "SC Manager") pursuant to a management agreement with the SC Manager approved by Lender (the "SC Management Agreement"), such approval not to be unreasonably withheld. Lender hereby approves Brentway Management LLC as the initial SC Manager. Notwithstanding anything to the contrary herein


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contained, any third party managing agent, and the terms and conditions of any management agreement therewith, or any amendment or modification of any management agreement theretofore approved by Lender, shall be subject to Lender's prior approval which may be granted or withheld in Lender's reasonable judgment.

                  (b) Borrower represents it has delivered to Lender a true, correct and complete copy of the SC Management Agreement for each Shopping Center, which SC Management Agreements are hereby approved by Lender; provided, however, that the terms and conditions of any subsequent SC Management Agreement between SC Manager and any SC Affiliate, or any amendment or modification of any SC Management Agreement between SC Manager and any SC Affiliate, and any compensation of SC Manager with respect to its services performed at or in connection with any Shopping Center (other than an extension of the existing SC Management Agreement for compensation which is no greater, and on terms and conditions no less favorable to the applicable SC Affiliate, than those contained in the existing SC Management Agreement) are subject to approval by Lender in its sole but reasonable discretion.

                  (c) In the event that there shall have occurred and be continuing an Event of Default, then, upon Lender's request, Borrower shall replace the present SC Manager with a managing agent approved by Lender in its sole discretion.

         4.35 SC Financial Statements; Approved Operating Budget, Audit Rights. Until payment in full of the Obligations, Borrower shall cause the following financial statements and information, in form and substance satisfactory to Lender, to be delivered as and when hereinafter provided:

                  (a) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of each SC Affiliate, audited statements of financial position (balance sheet) of each SC Affiliate as of the end of each such fiscal year during the Term, detailing all receipts in respect of each Shopping Center, all expenses in respect of each Shopping Center (and, separately delineated, all other recurring and non-recurring expenses in the nature of capital items under GAAP) and retained earnings, changes in financial position and cash flows for such fiscal year, which statements shall be duly certified by the Designated Officer of Borrower to fairly represent the financial condition of each SC Affiliate as of the date thereof, prepared in accordance with GAAP and accompanied by an opinion of the Approved Accountants (which opinion shall be unqualified and shall not contain any statement of emphasis) to the effect that such financial statements present fairly, in all material respects, the financial condition of the applicable SC Affiliate as of the end of the fiscal year being reported on and that the results of the operations and cash flows for such year were prepared and are in conformity with GAAP and that the examination of the Approved Accountants in connection with such financial statements has been conducted in accordance with GAAP and included such tests of the accounting records and such other auditing procedures as the Approved Accountants deemed necessary in the circumstances which statements of financial position shall be incorporated within the consolidated statements of financial position for Guarantor;

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                  (b) promptly and in any event within forty-five (45) days
after the end of each fiscal quarter of each SC Affiliate, an unaudited quarterly statement of financial position (balance sheet) of each SC Affiliate, a statement of profits and losses and a calculation of net cash flows for such quarter, including all receipts in respect of each Shopping Center and all expenses in respect of each Shopping Center, and a schedule of accounts payable as of the end of such fiscal quarter, such quarterly financial statements to be certified by a Designated Officer of Borrower to fairly represent the financial condition of the applicable SC Affiliate as of the date thereof and to have been prepared and reported on in conformity with GAAP which statements of financial position shall be incorporated within the consolidated statements of financial position for Guarantor;

                  (c) promptly and in any event within fifteen (15) Business Days after the end of each calendar month (i) a monthly operating statement, prepared on a cash basis, showing all SC Receipts, SC Expenses (and, separately delineated, all other recurring and non-recurring expenses in the nature of capital items under GAAP) and net cash flow for the applicable calendar quarter and year-to-date results and variances from the same month for prior calendar year and from the SC Approved Operating Budget, and such other matters as Lender shall reasonably require and (ii) monthly SC Rent Rolls, (dated as of the last day of the applicable calendar month and identifying all current SC Tenants and the floor and space occupied or leased thereby), the amount of square footage demised under each SC Lease, the current monthly and annual rent payable under each SC Lease, the calculated rent per rentable square foot, the commencement and expiration date of each SC Lease, the SC Security Deposits held pursuant to each SC Lease, a description of any termination or expansion options, rental increase dates and amounts, CPI increases (if applicable), escalation and pass-through expense detail (including base year data), any percentage rent formula (and most recently available SC Tenant sales data if required to be provided by the related SC Tenant) and such other matters as Lender shall reasonable require), which monthly operating statements and SC Rent Rolls shall be certified by a Designated Officer to be true, correct and complete in all material respects;

                  (d) not later than each December 15 during the Term, a reasonably detailed cash basis operating budget for each Shopping Center covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval (each such budget, when so approved, an "SC Approved Operating Budget"). Until Lender shall approve a new budget, the SC Approved Operating Budget from the prior year shall remain in effect. If as of the beginning of any calendar year any operating budget for such year has not been agreed to as provided above, Borrower shall cause the SC Affiliates to operate each Shopping Center in accordance with the SC Approved Operating Budget applicable during the immediately preceding year except (i) to the extent Lender has approved particular SC Expenses in the proposed operating budget, Borrower shall have the right to cause the SC Affiliates to incur and pay such approved SC Expenses, (ii) Borrower shall have the right to cause the SC Affiliates to incur and pay all SC Nondiscretionary Expenses when due, subject to Lender's right to reject SC Nondiscretionary Expenses (other than SC


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Impositions and Insurance Premiums) which exceed by more than five percent (5%)
the amount of such SC Nondiscretionary Expense in the SC Approved Operating Budget applicable during the immediately preceding year and (iii) unless specifically approved by Lender, no SC Discretionary Expenses, capital expenditures, tenant allowances, tenant inducement or leasing commissions shall be incurred or paid. The SC Approved Operating Budget for calendar year 2001 is attached hereto as Exhibit O and made a part hereof;

                  (e) promptly and in any event within fifteen (15) Business Days after the end of each calendar month, a project report setting forth in narrative form the status, with respect to each Shopping Center of (i) all leasing activity, including a listing of all leasing leads and a summary of the material terms proposed, accompanied by copies of all term sheets and responses thereto, (ii) all refinancing and construction loan activity, accompanied by copies of all loan requests and proposals and (iii) all predevelopment and development activities, accompanied by copies of all schematic design drawings and site analyses, plans and specifications and design and construction documentation; and

                  (f) together with each of the financial statements and information required pursuant to clauses (a) through (e) immediately above, inclusive, a certificate of the Designated Officer of Borrower certifying that Borrower has observed and performed, in all material respects, all of its covenants and other agreements contained in this Agreement and the other Loan Documents, whether there exists any Default or Event of Default and, if there is, specifying the nature and period of existence thereof and the action taken or proposed to be taken with respect thereto.

         4.36 SC Maintenance of Non-Taxable Status. Borrower shall cause each SC Affiliate to maintain its status as a company taxable as a partnership for the purposes of Federal, state and local income taxation.

         4.37 SC Environmental. Borrower shall cause each SC Affiliate to fully and truly comply with and perform or cause to be complied with and performed each of the SC Environmental Covenants and Indemnities.

         4.38 SC Inspections. Borrower shall cause each SC Affiliate to permit Lender and its agents, consultants or representatives, to enter upon the Shopping Centers on reasonable notice (which may be given orally or in writing) at reasonable times to inspect the SC Improvements. Lender or its agents, consultants or representatives as part of any inspection may take soil, air, water, building material and other samples, subject to the rights of SC Tenants under SC Leases.

         4.39 SC Use of Premises; Zoning Change. Borrower shall not permit or cause any SC Affiliate to initiate or acquiesce in a change in the plat of subdivision or zoning classification of the Shopping Centers without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed.

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         4.40 SC Required Insurance. Borrower shall at all times cause each SC
Affiliate to maintain all SC Required Insurance pursuant to Section 5.8 hereof.

         4.41 SC Construction.

                  (a) All SC Approved Tenant Improvements constituting SC Landlord Work shall be completed pursuant to SC Approved Tenant Improvement Plans and Specifications by SC Approved Tenant Improvement Contractor(s); all SC Approved Base Building Work shall be completed pursuant to SC Approved Base Building Work Plans and Specifications by SC Approved Base Building Work Contractor(s); and all SC Approved Tenant Improvements constituting SC Landlord Work and SC Approved Base Building Work shall be completed in compliance with all applicable Legal Requirements. Borrower shall not permit or cause any SC Affiliate to undertake any capital improvements to any portion of the Shopping Centers which do not constitute SC Approved Tenant Improvements or SC Approved Base Building Work.

                  (b) In addition to all SC Required Insurance, while performing SC Approved Tenant Improvements constituting SC Landlord Work and SC Approved Base Building Work hereunder, Borrower shall cause the applicable SC Affiliate to provide or cause to be provided workers compensation, builder's risk (if required by Lender) and public liability insurance and other insurance required under applicable law in connection therewith. Certified copies of such policies shall be deposited with Lender. The disbursement of monies from any accounts held by Lender, or other acknowledgment by Lender and/or the Servicer of completion of any SC Approved Tenant Improvements constituting SC Landlord Work or SC Approved Base Building Work in a manner satisfactory to Lender, shall not be deemed a certification by Lender or the Servicer that the same has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or Legal Requirements of any Governmental Authority. Borrower shall at all times have the sole responsibility for insuring that the foregoing is completed in accordance with all such Legal Requirements.

         4.42 SC Contracts.

                  (a) Except as permitted in this Section 4.42, Borrower shall not permit or cause any SC Affiliate to enter into, modify, amend, consent to the cancellation or surrender of or terminate any SC Contract, whether now existing or hereafter entered into, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                  (b) Borrower shall cause the SC Affiliates to timely comply with or cause to be complied with all material terms and conditions on the applicable SC Affiliate's part to be performed under each SC Approved Contract.

         4.43 SC Report Updates.

                  (a) Lender shall have the right at any time from time to time throughout the Term to order additional engineering reports with respect to the Shopping Centers. Such additional engineering reports shall be paid for by


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Borrower in accordance with Section 6.4 hereof; provided, however, that Borrower shall not be required to pay for such additional engineering reports more frequently than once every year unless (i) an Event of Default has occurred,
(ii) any such additional engineering report is required by applicable Legal Requirements to be obtained or (iii) in Lender's sole but good faith judgment, an adverse change in the condition of the Shopping Centers has occurred.

                  (b) Lender shall not be liable for any action or inaction by Borrower or any SC Affiliate with respect to any repair or replacement recommended in any engineering report, notwithstanding any review or approval of Borrower's or any SC Affiliate's method of repair or replacement, as applicable, or any response by Lender.

         4.44 SC Non-Competition. From and after the Closing Date until payment in full of the Obligations, Borrower shall not permit or cause any SC Affiliate to engage in any Competitive Business.

         4.45 No SC Sale or Refinancing. Supplementing the provisions of Sections 4.2 and 4.3 hereof, notwithstanding that either such activity may result in the payment in full of the entire Outstanding Principal Balance and other sums and charges, Borrower shall not permit or cause any SC Affiliate to sell or refinance the Shopping Centers without the prior written consent of Lender.

                                   ARTICLE 5
                      INSURANCE; CASUALTY AND CONDEMNATION

         5.1 Insurance; Coverages. Borrower shall at all times prior to payment or satisfaction in full of the Obligations, obtain or cause to be obtained in respect of Borrower and the Premises the following policies of insurance, to the extent applicable in Lender's sole discretion, issued by insurance companies and containing terms satisfactory to Lender in its sole discretion:

             5.1.1 comprehensive all risk insurance (including coverage for earthquake subsidence and/or earth movements, if necessary) on the Improvements and the personal property of Borrower (including coverage for earthquake subsidence and/or earth movements, if necessary) or any Affiliate of Borrower located on the Premises (which may be carried on a blanket basis with other properties provided that the coverages and premiums therefor are separately allocated and stated) including contingent liability from "Operation of Building Laws," "Demolition Costs" and "Increased Cost of Construction" endorsements, in each case (a) in an amount equal to 100% of the "Full Replacement Cost" (which for purposes hereof shall mean actual replacement value exclusive of costs of excavations, foundations, underground utilities and footings), as determined by an appraiser or contractor designated and paid by Borrower and reasonably approved by Lender, or by an engineer or appraiser in the regular employ of the insurer, with a waiver of depreciation, (b) containing an "Agreed Amount" endorsement with respect to the Improvements and personal property of Borrower or any Affiliate of Borrower located on the Premises, waiving all co-insurance provisions, (c) providing for no deductible in excess of $25,000.00 and (d) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Premises shall constitute legal non-conforming structures or uses ("Property Insurance");

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             5.1.2 commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Premises ("Liability Insurance"), which Liability Insurance may be carried under one or more insurance policies aggregating the minimum combined single limit hereinbelow described and shall (a) be on the so-called "occurrence" form with a combined single limit of not less than $2,000,000.00 with at least a $100,000,000.00 "umbrella" policy, (b) continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate and (c) cover at least the following hazards: (i) premises and operations, (ii) products and completed operations on an "if any" basis, (iii) independent contractors, (iv) blanket contractual liability for all written and oral contracts and (v) contractual liability covering the indemnities contained in the Loan Documents to the extent the same is available at commercially reasonable premium rates;

             5.1.3 business income or interruption (loss of rents) insurance ("Business Insurance") determined by Lender based on Lender's reasonable estimate of Borrower's gross income, (a) with loss payable to Lender, (b) covering all risks required to be covered by the Property Insurance, (c) containing an "Extended Period of Indemnity" endorsement which provides that after the physical loss to the Improvements and personal property located on the Premises has been repaired, the continued loss of income will be insured until the expiration of not less than two (2) years from the date of the loss, notwithstanding that the policy may expire prior to the end of such period and
(d) in an amount equal to 100% of the projected gross income from the Premises for a period of two (2) years;

             5.1.4 flood hazard insurance ("Flood Insurance") for such portions of the Premises as are located in a federally designated "special flood hazard area" and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended;

             5.1.5 at all times during which any work or construction, repairs or alterations are being made with respect to the Improvements or on the Premises Property Insurance, written on a so-called builder's risk completed value form (a) on a non-reporting basis, (b) against all risks insured against under the Property Insurance, (c) including permission to occupy the subject property, and (d) with an "Agreed Amount" endorsement waiving co-insurance provisions ("Builder's Risk Insurance");

             5.1.6 if there shall be any employees of Borrower on the Premises, worker's compensation, subject to the statutory limits of the State of Florida, and employer's liability insurance with a limit of at least $5,000,000.00 per accident and per disease per employee, and $5,000,000.00 for disease aggregate in respect of any work or operations on or about the Premises or in connection with the Premises ("Worker's Compensation Insurance");

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

             5.1.7 comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender ("Boiler ------- Insurance"); and

             5.1.8 such other insurance as Lender may reasonably require from time to time (together with the Property Insurance, the Liability Insurance, the Business Insurance, the Flood Insurance, the Builder's Risk Insurance, the Worker's Compensation Insurance and the Boiler Insurance, as applicable, the "Required Insurance").

         5.2 Identification of Lender. Lender's security interest in the Premises shall be identified in the Required Insurance as follows:

                  (i) The Property Insurance, the Flood Insurance, the Builder's Risk Insurance and the Boiler Insurance shall provide for at least thirty (30) days written notice to Lender in the event of policy cancellation and/or material change and shall identify Lender and Lender's address under the "New York Standard Mortgagee Clause" (noncontributory) endorsement:

                  SWH Funding Corp., its successors, assigns and participants, as their respective interests may appear, as mortgagee

                  (ii) The Liability Insurance shall provide for at least thirty
(30) days written notice to Lender in the event of policy cancellation and/or material change, and shall name Lender as an additional insured; and

                  (iii) The Business Insurance shall provide for at least thirty
(30) days written notice to Lender in the event of policy cancellation and/or material change and shall contain a Loss Payable endorsement attached to the policy identifying Lender, as follows:

                  SWH Funding Corp., its successors, assigns and participants, as their respective interests may appear, as mortgagee

                  (iv) The Worker's Compensation Insurance shall provide for a least thirty (30) days written notice to Lender in the event of policy cancellation and/or material change and Borrower shall produce for Lender evidence of such insurance in the form of an ACORD Certificate of Insurance.

         5.3 Approved Insurer; Premiums and Policies. The Required Insurance shall be carried by insurance companies authorized to do business in the State of Florida having a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc. and be acceptable to Lender. Borrower shall pay the premiums for the Required Insurance as the same become due and payable. Not later than thirty (30) days prior to the expiration date of each of the Required Insurance, Borrower shall deliver to Lender or cause to be delivered to Lender a renewal policy or policies (evidences of such renewal policy or policies in Acord 27 Form) for each of the Required Insurance marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to Lender. If at any time Lender is not in receipt of written


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evidence that all Required Insurance hereunder is in force and effect, Lender shall have the right to take such action as Lender deems necessary to protect its interest in the Premises, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand.

         5.4 Waiver of Subrogation. The Required Insurance (except for Worker's Compensation Insurance), as applicable, and all renewals thereof shall contain, in form and substance reasonably acceptable to Lender, a standard "Waiver of Subrogation" endorsement, and an endorsement providing in general that any claim or defense the insurance company may have against Borrower to deny payment of any claim by Borrower thereunder shall not be effective against Lender (and affirmatively providing that the insurance company will pay the proceeds of such Required Insurance to Lender notwithstanding any claim or defense of the insurance company against Lender).

         5.5 No Separate Insurance. Borrower will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 5. ---------

         5.6 Casualty; Proceeds of Required Insurance. Borrower shall give Lender prompt notice of any loss or damage to the Premises, and:

                  (a) In the case of any loss or damage covered by any Required Insurance, Lender (or, after entry of a decree of foreclosure, the purchaser upon foreclosure or decree creditor, as the case may be) is hereby authorized
(i) if an Event of Default shall have occurred or, if no Event of Default shall have occurred but Borrower fails to settle and adjust any claim within ninety
(90) days after such casualty has occurred, to settle and adjust any claim under such Required Insurance without the consent of Borrower, or (ii) if no Event of Default has occurred, to allow Borrower within ninety (90) days after such casualty to settle and adjust such claim with, if any settlement may reasonably be anticipated to result in proceeds in excess of $50,000.00, the consent of Lender, not to be unreasonably withheld; provided, however, that in either case Lender shall, and is hereby authorized to, collect and receive any such insurance proceeds. The expenses incurred by Lender in the adjustment and collection of such proceeds of Required Insurance shall be additional Obligations, and shall be reimbursed to Lender upon demand or, at Lender's option, in the event and to the extent sufficient proceeds are available, deducted by Lender from such proceeds of Required Insurance prior to any other application thereof. Each insurance company which has issued Required Insurance is hereby authorized and directed to make payment for all losses covered by such Required Insurance to Lender alone, and not to Lender and Borrower jointly. Borrower agrees to execute all documents and make all deliveries required in order to permit adjustment and payment of insurance proceeds as provided above.

                  (b) Lender shall, in its sole discretion, apply the proceeds of Required Insurance consequent upon any casualty either (i) to reduce the Obligations, in such order or manner as Lender may elect; or (ii) to reimburse Borrower for or to pay the cost of restoring, repairing, replacing or rebuilding


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(collectively, a "Restoration") the loss or damage caused by such casualty, subject to the conditions of, and in accordance with, the provisions of clause
(g) immediately below.

                  (c) Whether or not proceeds of Required Insurance are made available to Borrower or are sufficient for such purposes, Borrower hereby covenants to, promptly after such casualty and at Borrower's sole cost and expense, commence and thereafter diligently proceed to restore the Improvements, to be of at least equal value and of substantially the same character as prior to such loss or damage, if allowed by law, in accordance with all Legal Requirements and plans, specifications and procedures to be first submitted to and approved by Lender, and Borrower shall pay all costs of such Restoration.

                  (d) Any portion of the proceeds of Required Insurance remaining after payment in full of the Obligations shall be paid to Borrower or as ordered by a court of competent jurisdiction.

                  (e) In the event of foreclosure of the Mortgage or other transfer or title to the Premises in extinguishment of the Obligations, all right, title and interest of Borrower in and to any Required Insurance (including, without limitation, the right to a refund of insurance premiums and all rights to the proceeds thereof) then in force shall pass to the purchaser of the Premises in foreclosure or the grantee of a deed in lieu of foreclosure, and Borrower hereby appoints Lender its true and lawful attorney-in-fact, coupled with an interest, in Borrower's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

                  (f) All proceeds of Business Insurance with respect to damage to the Premises shall be applied by Lender as and when received in accordance with Section 2.3 hereof.

                  (g) Provided that no Event of Default has occurred and is then continuing, proceeds of Required Insurance that Lender has agreed to apply to Restoration of the Premises in accordance with Section 5.6(b) hereof shall be disbursed from time to time (but not more often than monthly) upon Lender being furnished with (i) evidence reasonably satisfactory to Lender from an independent architect or other Person, in any case, approved by Lender of the estimated cost of completion of the Restoration, (ii) cash sufficient in addition to the proceeds of Required Insurance, to complete and fully pay for the completion of the Restoration, based on the cost estimate referenced in clause (i) immediately above, (iii) a request from Borrower dated not more than twenty (20) Business Days prior to the application for such payment, requesting such payment or reimbursement and setting forth the Restoration work which is the subject of such request, the parties which performed such work, and the actual cost thereof, and certifying that such work and materials are free and clear of Liens other than Approved Permitted Encumbrances, and (iv) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve. Lender may, in all events, require that all plans and specifications for any such Restoration be submitted to and approved by Lender (such approval not to be unreasonably withheld or delayed) and that all required Permits be obtained prior to commencement of Restoration work. Except as provided below, any cash


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provided in accordance with clause (ii) immediately above shall be applied as if such cash were proceeds of Required Insurance. No payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the Restoration work performed or materials delivered, as applicable, from time to time, as such value shall be determined by Lender in its reasonable judgment. Funds other than proceeds of Required Insurance shall be disbursed prior to disbursement of such proceeds, except as may otherwise be provided herein; and at all times the undisbursed balance of such proceeds, together with cash furnished to Lender in accordance with clause (ii) immediately above to pay the cost of completion of the Restoration, shall be at least sufficient in the reasonable judgment of Lender to pay the entire unpaid cost of the completion of the Restoration, free and clear of all Liens or claims for Lien. In addition to all other conditions contained in this Section 5.6(g), final payment of all proceeds of Required Insurance remaining with Lender shall be made upon receipt by Lender of a certification by an independent architect approved by Lender as to the completion of the Restoration substantially in accordance with the submitted plans and specifications, and the filing of a notice of completion (if such filing is required by applicable Legal Requirements). Any surplus which may remain out of proceeds of Required Insurance (or cash provided pursuant to clause (ii) immediately above) held by Lender after payment of such costs of Restoration shall be applied by Lender to reduce the Obligations. If there shall have occurred an Event of Default while Lender is holding funds for Restoration (including for these purposes any cash deposited pursuant to clause (ii) immediately above), Lender may at its sole option apply such funds against the Obligations in such order or manner as Lender may elect. If the cost of Restoration of the loss or damage from any casualty is estimated to exceed $500,000.00, Borrower shall pay, from time to time, within five (5) Business
Days after demand therefor, the fees and expenses of any consultant hired by Lender to review the progress of the Restoration and inspect the work of Restoration, which consultant's approval shall be required for any disbursement to be made. Lender shall not be obligated to see to the proper application of funds disbursed to Borrower pursuant hereto, whether pursuant to the above conditions or upon waiver thereof.

         5.7 Condemnation and Eminent Domain.

                  (a) Any and all awards (the "Awards") heretofore or hereafter made or to be made by any Governmental Authority for the taking by condemnation or eminent domain, of all or any part of the Premises (including any award from the United States government at any time after the allowance of a claim thereof), or the proceeds from a transfer in lieu of such condemnation or eminent domain are hereby assigned by Borrower to Lender, which Awards Lender hereby authorized to collect and receive from the condemnation authorities. Lender is hereby authorized to give appropriate receipts and acquaintances therefor and Borrower hereby appoints Lender Borrower's attorney-in-fact, coupled with an interest, to collect such Awards. Borrower shall give Lender prompt notice of the actual or threatened commencement of any condemnation or eminent domain proceedings affecting all or any part of the Premises and shall deliver to Lender copies of any and all papers served in connection with any such proceedings. Borrower further agrees to make, execute and deliver to


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Lender, at any time upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and other instruments deemed reasonably necessary by Lender for the purpose of validly and sufficiently assigning all Awards and other compensation heretofore and hereafter made to Borrower upon any taking, either permanent or temporary, under any such proceeding and all proceeds paid from a sale in lieu of such taking, and to facilitate Lender's collection and receipt of the same. If notwithstanding the foregoing provisions any Award or other compensation described above is nonetheless paid to Borrower, Borrower shall hold such monies in trust for the benefit of Lender and shall immediately pay the same to Lender. The expenses incurred by Lender in the collection and administration of any Award (or any other compensation or proceeds described above), including, without limitation, reasonable attorneys' fees and disbursements, shall be additional Obligations, and shall be reimbursed to Lender upon demand or, at Lender's option, in the event and to the extent sufficient proceeds are available, shall be deducted by Lender from said proceeds prior to any other application hereof. Borrower may not settle or compromise any claim for or right to receive any Award (or related compensation) or its rights under any proceeding with respect thereto without the prior written consent of Lender. Notwithstanding any taking (including, without limitation, any transfer made in lieu of such taking), Borrower shall continue to pay the Loan with interest thereon at the time and in the manner provided for in the Note and the other Loan Documents and the Obligations shall not be reduced by reason of such taking (or transfer in lieu thereof) unless and until any Award (or related compensation) shall have been actually received and applied by Lender to such Obligations and then only to such extent. Borrower shall not be limited to any interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rates set forth herein and in the Note.

                  (b) In the event of any partial taking of the Premises or any interest in the Premises (or transfer in lieu thereof) which in the reasonable judgment of Lender leaves the Premises (after taking into account any Restoration to be performed) as an architectural and economic unit of the same character and not materially less valuable than the same was prior to the taking, provided no Event of Default shall have occurred, and (i) in Lender's reasonable judgment the cost of Restoration of the Premises is less than $100,000.00 and (ii) such Restoration can be completed in less than ninety (90) Business Days but, in no event, beyond the Maturity Date, then the Award and other compensation paid in connection therewith (after deducting Lender's reasonable fees as provided in Section 5.7(a) hereof) shall be applied to reimburse Borrower for the cost of Restoration of the Premises and Borrower shall effect such Restoration of the Premises and such Award and other compensation paid in connection therewith (after deducting Lender's reasonable fees as provided in Section 5.7(a) hereof) shall be disbursed in the same manner, and subject to the same limitations, as provided in Section 5.6(g) hereof for the application of proceeds of Required Insurance; provided, however, that any surplus after payment of such cost of Restoration shall, at the election of Lender, be applied against the Obligations, in such order and manner as Lender shall elect. In the event of any taking (or transfer in lieu thereof), other than a taking (or transfer in lieu thereof) under which the Award (or other compensation) is required to be applied to Restoration as provided in the immediately preceding sentence, then, any Award (and related compensation) shall be applied, at Lender's election in its sole discretion either (A) to the cost of Restoration as provided in the immediately preceding sentence or (B) against the Obligations in such order or manner as Lender shall elect.

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         5.8 SC Insurance; SC Casualty and Condemnation. Subject to compliance with the express provisions of the SC Loan Documents, each and every provision of Sections 5.1 through 5.7, inclusive, shall be equally applicable to the SC Affiliates and the Shopping Centers and is hereby incorporated into this Section 5.8, mutatis mutandis, as if such provisions were set forth in this Section 5.8 at length. By way of example, if Borrower is required to obtain any particular insurance with respect to the Premises, then each SC Owner shall also be required to obtain such insurance with respect to the related Shopping Center.

                                   ARTICLE 6
                                EVENTS OF DEFAULT

         6.1 Events of Default. The term "Default" shall mean any one or more of the events set forth below prior to the expiration of the applicable notice or grace period, if any. The term "Event of Default" shall mean any one or more of the events set forth below after the expiration of the applicable notice or grace period, if any.

             6.1.1 Non-Payment. Failure by Borrower to pay (a) any periodic installment of interest or principal or any other regularly scheduled payment within seven (7) days after the same shall become due and payable hereunder or under any other Loan Document, (b) the Outstanding Principal Balance of the Note, together with all interest accrued thereon, the Exit Fee, all Late Charges, the Equity Fee and all other sums which may then be owed by Borrower to Lender, on the Maturity Date or upon prepayment of the Note in full or (c) any other amounts to be paid by Borrower hereunder or under any other Loan Document, including, without limitation, the First Mandatory Prepayment and the Second Mandatory Prepayment, within ten (10) days from the date on which Lender gives Borrower written notice of such failure.

             6.1.2 Affirmative Covenants. Failure by Borrower or any other Person to duly keep, perform and observe any Affirmative Covenant or agreement in this Agreement, the Note, the Mortgage or in any other Loan Document (unless the same constitutes a Default under any other subsection of this Section 6.1 or any other Loan Document, in which case the grace or cure period, if any set forth in such other subsection shall govern) within thirty (30) days of Lender's notice thereof; provided, however, that in the event such failure is curable but not reasonably susceptible of cure within such thirty (30) days, and Borrower commences the cure thereof within such thirty (30) days, Borrower's failure to effect such cure within such thirty (30) days shall not constitute an Event of Default if Borrower diligently prosecutes such cure to completion within sixty
(60) days of Lender's notice of such failure, but in no event beyond the Maturity Date.

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             6.1.3 Negative Covenants. If Borrower or any other Person shall breach or otherwise not comply with any Negative Covenant set forth herein or in any other Loan Document (unless the same constitutes a Default under any other subsection of this Section 6.1 or any other Loan Document, in which case, the grace or cure period, if any, set forth in such other subsection shall govern) and such Default shall continue for five (5) days after written notice thereof by Lender to Borrower, provided that no such notice and grace shall be required with respect to a knowing, intentional and willful breach of a Negative Covenant.

             6.1.4 Financial Statements. If any material inaccuracy shall exist in any of the Financial Statements, the SC Financial Statements or in any other financial statement or other information furnished by Borrower or any Designated Officer or any other Person on behalf of Borrower, any SC Affiliate or any other Significant Party to Lender pursuant to the provisions of this Agreement or any other Loan Document or to induce Lender to make the Loan or any advance thereunder or to consent to any matter hereunder or under any other Loan Document.

             6.1.5 Representations. If, at any time, any representation, warranty or certification made by Borrower or any other Significant Party, as applicable, in this Agreement, the Note or any other Loan Document, or in any document delivered pursuant to any Loan Document, or otherwise delivered in connection with the Loan, shall be untrue, incorrect or misleading in any material respect when made.

             6.1.6 Other Loan Documents. If an "Event of Default" (or any other term(s) of similar import) shall occur under the Mortgage or under any other Loan Document (or under any document evidencing or securing or delivered in connection with any loan (other than the Loan) which Lender may hereafter elect to make to Borrower) or any other default (or term(s) of similar import) shall occur and continue beyond the applicable notice or grace period, if any, under or with respect to any Loan Document (or under or with respect to any of the documents evidencing or securing any such other loan).

             6.1.7 Demolition or Alterations. Except as otherwise permitted or contemplated herein or in the other Loan Documents, the commencement of demolition of or material alterations to the Premises or the Shopping Centers without the prior written consent of Lender, which consent may be granted or withheld by Lender in Lender's sole and absolute discretion.

             6.1.8 Failure to Deliver Estoppel Certificate. If Borrower shall fail to deliver any estoppel certificate required by Section 4.12 hereof within the time period provided therein.

             6.1.9 Cessation. If Borrower, any SC Affiliate or Guarantor ceases to exist.

             6.1.10 Transfer. If there shall occur a Transfer or other event prohibited under Section 4.2(a) hereof which is not a Permitted Transfer.

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             6.1.11 Liens. If, in violation of Section 4.3 hereof, all or any part of the Premises, the Shopping Centers and/or the other Collateral or any part thereof is mortgaged, pledged or hypothecated or any other Lien is placed thereon.

             6.1.12 Involuntary Bankruptcy, Etc. The entry by a court of (a) a decree or order for relief in respect of any SC Affiliate or any Significant Party in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging any SC Affiliate or any Significant Party a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any SC Affiliate or any Significant Party under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any SC Affiliate or any Significant Party or of any substantial part of the property of any SC Affiliate or any Significant Party, or ordering the winding up or liquidation of the affairs of any Significant Party, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) days.

             6.1.13 Voluntary Bankruptcy, Etc. (a) The commencement by any SC Affiliate or any Significant Party of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or of any other case or proceeding, to be adjudicated a bankrupt or insolvent, (b) the consent by any SC Affiliate or any Significant Party (i) to the entry of a decree or order for relief in respect of Borrower, such SC Affiliate or such Significant Party in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or (ii) to the commencement of any bankruptcy or insolvency case or proceeding against Borrower, such SC Affiliate or such other Significant Party,
(c) the filing by any SC Affiliate or any Significant Party of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, (d) the consent by any SC Affiliate or any Significant Party to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any SC Affiliate or any Significant Party, or of any substantial part of any property of any SC Affiliate or any Significant Party, (e) the making by any SC Affiliate or any Significant Party of an assignment for the benefit of creditors or (f) the admission by any SC Affiliate or any Significant Party in writing of its inability to pay its debts generally as they become due.

             6.1.14 Judgments. If, at any time, a judgment shall be rendered against any SC Affiliate or a Significant Party which, in Lender's good faith determination, could adversely affect the ability of any SC Affiliate or any Significant Party to perform any of its obligations, if any, under this Agreement, the Note, any other Loan Document or any SC Loan Document.

             6.1.15 Leasing Breach. Except as otherwise expressly permitted under Section 4.6 hereof, if any Lease shall be entered into, amended, modified, cancelled or terminated without the prior written consent of Lender. Except as


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otherwise expressly permitted under Section 3.61 hereof, if any SC Lease shall be entered into, amended, modified, cancelled or terminated without the prior written consent of Lender.

             6.1.16 Organizational Documents. If at any time any Organizational Document of Borrower, any SC Affiliate or Guarantor is modified in any material respect without Lender's prior written consent.

             6.1.17 Delivery of Financial Statements; Annual Operating Budget. If Borrower or Guarantor shall fail to deliver to Lender any Financial Statement, any SC Financial Statement or other report required by Sections 4.14 or 4.43 hereof within the time period provided therein and shall fail to cure such default within ten (10) days after notice from Lender.

             6.1.18 ERISA. If there shall occur a breach of any of the provisions of Sections 4.31 or 4.8 hereof.

             6.1.19 Termination of Management Agreement, Etc. If, without Lender's prior written consent, (a) the Manager or any SC Manager resigns or is removed or the Management Agreement or any SC Management Agreement terminates unless, in the case of a Management Agreement or any SC Management Agreement with an entity which is not an Affiliate of Borrower, such Management Agreement or such SC Management Agreement is replaced within ten (10) Business Days after notice of such resignation, removal or termination with a replacement Management Agreement and Manager or a replacement SC Management Agreement and SC Manager, as applicable, satisfying the provisions of Sections 4.13 or 4.34, as applicable, hereof, (b) there is any material change in the Management Agreement or any SC Management Agreement without Lender's prior written consent or (c) with respect to any Manager or any SC Manager which is an Affiliate of Borrower, the ownership, management or control of such Manager or such SC Manager is transferred to a Person which is not an Affiliate of Borrower.

             6.1.20 Other Conditions for Acceleration. If there shall occur any condition set forth herein, in the Note, in the Mortgage or in any other Loan Document permitting Lender to accelerate the Loan.

             6.1.21 Misapplication of Receipts. If Borrower shall (a) apply any monies delivered to Borrower pursuant to Section 8 of the Cash Management Agreement (or the Disbursement Instructions effectuating the same) other than to pay amounts permitted to be paid with such funds pursuant to the provisions of
Section 8 of the Cash Management Agreement, and such breach shall continue for two (2) Business Days following written notice thereof; provided, however, that no such notice and grace shall be required with respect to an intentional breach of such provision; or (b) fail to pay to Lender any amounts required to be paid to Lender pursuant to Section 8(c) of the Cash Management Agreement at the time such payment is to be made to Lender thereunder.



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             6.1.22 Prohibited Assignment. If Borrower attempts to delegate its obligations or assign its rights under this Agreement or any of the other Loan Documents, or any interest herein or therein.

             6.1.23 Holdings Agreement. If Borrower shall be in default of or violate any of its obligation under the Holdings Agreement.

         6.2 Rights upon Event of Default. Upon the occurrence and during the continuance of any Event of Default, Lender shall, in addition to all other remedies conferred upon Lender at law or in equity or by the terms of the Note, the Mortgage and the other Loan Documents, have the right, but not the obligation, to pursue any one or more of the following remedies, concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

                  (a) take any action which, in Lender's sole judgment, is necessary or appropriate to effect observance and performance of the covenants, agreements and obligations (under this Agreement and the other Loan Documents) of Borrower or any other Person providing Collateral pursuant to, or obligated to perform any of the terms and provisions of, this Agreement or the other Loan Documents (each, an "Obligated Party");

                  (b) take any action which, in Lender's sole judgment, is necessary or appropriate to effect observance and performance of the covenants, agreements and obligations under this Agreement and the other Loan Documents;

                  (c) declare the Note to be immediately due and payable; provided, however, that upon the occurrence of any event specified in Section
6.1.12 or Section 6.1.13 hereof, the Note shall automatically become immediately due and payable, both as to principal and all interest and other amounts due thereunder, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein or in the Note to the contrary;

                  (d) use and apply any and all monies deposited in or credited to, as the case may be, the Clearing Account, the Cash Collateral Account (or any Mortgage Subaccount established thereunder) or any other monies deposited by Borrower with Lender, regardless of the purpose for which the same were deposited, to cure any Default or Event of Default, or to apply such monies on account of any Obligations in such manner or order of priority as Lender may determine in its sole and absolute discretion, or to operate the Premises, or for any other purposes described herein or in any other Loan Document;

                  (e) take such actions as Lender shall deem necessary to realize upon any or all of the Collateral, including, without limitation, the institution of foreclosure actions and/or Uniform Commercial Code sales;

                  (f) institute one or more actions, suits or proceedings at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Mortgage, the Note or any other Loan Document or for the enforcement of any other appropriate legal or equitable remedy; and/or

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                  (g) setoff against the obligations to Lender of Borrower or any other Obligated Party, any sum owed by Lender or any Affiliate of Lender in any capacity to Borrower or such other Obligated Party, or any property of any of them in the possession of Lender or any Affiliate of Lender.

         6.3 Waiver of Stay, Extension and Moratorium Laws, Appraisal and Valuation, Redemption and Marshalling.

                  (a) Borrower shall not at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of any Collateral, or any part of any thereof, wherever enacted, which may affect the covenants and terms of performance of the Loan Documents, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of any of the Collateral, or any part of any thereof, prior to any sale or sales thereof which may be made pursuant to any provision of any Loan Document, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute to redeem the property so sold, or any part thereof, and Borrower hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Lender, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Borrower, for itself and all who may claim thereunder, waive, to the extent that each lawfully may, all right to have any of the Premises marshaled upon any foreclosure.

                  (b) In the event that any bankruptcy or insolvency proceeding under any federal, state or local law is filed by or against Borrower, or its assignees or designees at any time prior to payment in full of the Obligations, Lender shall, to the extent permitted by law, be absolutely and unconditionally entitled to relief from any automatic stay imposed with respect to Borrower or its assignees or designees and/or the Premises by the filing of such bankruptcy or insolvency proceeding, including, without limitation, the stay imposed pursuant to Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), effective as of any such filing, without further action by Lender or order of any court, and Lender shall be authorized to exercise all of its rights and remedies with respect to the Premises, including, but not limited to, commencing one or more foreclosure actions, seeking the appointment of a receiver therein and selling the Premises therein, and Borrower hereby irrevocably consents to the foregoing. Without limiting the previous sentence, Borrower hereby irrevocably consents to, shall not oppose or contest, and shall not request or cause any creditors' committee or any party in interest to oppose or contest, any application for relief from the automatic stay or for "adequate protection," as that term is defined in the Bankruptcy Code, which may be filed by Lender in any future bankruptcy or insolvency proceeding with respect to Borrower and/or the Premises. No other action, inaction or agreement by Lender in any future bankruptcy or insolvency proceeding shall be deemed to be a waiver of the rights given to Lender hereby.

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         6.4 Preferences; Revival. Lender shall have no obligation to marshal any assets in favor of Borrower or any other Person or against or in payment of the Loan. To the extent Borrower, or any of them, makes a payment to Lender, which payment or the proceeds or any part thereof are subsequently invalidated, declared to be fraudulent, preferential or avoidable, set aside or required to be repaid to a trustee, receiver or any other party having requisite authority under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligation hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received.

                                   ARTICLE 7
                               GENERAL PROVISIONS

         7.1 Rights Cumulative; Waivers.

                  (a) Each right, power and remedy herein conferred upon Lender herein or in any of the other Loan Documents is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter provided by law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised, concurrently or independently, from time to time as often and in such order as may be deemed expedient to Lender. The exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Default or acquiescence therein. No act of Lender shall be construed as an election to proceed under any provision herein or in any other Loan Document to the exclusion of any other provision herein. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to Lender by this Agreement or any other Loan Document is not required to be given. Lender shall be entitled to enforce payment of the Loan and any other amount payable under the Loan Documents, and performance of this Agreement and the other Loan Documents, and to exercise all rights and remedies under this Agreement or the other Loan Documents or otherwise at law or in equity, notwithstanding that some or all of the indebtedness secured thereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Agreement, the Mortgage, and any other security now or hereafter held by Lender hereunder, under any of the other Loan Documents or otherwise, in such order and manner as Lender may determine in its absolute discretion.

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                  (b) Lender may, by written notice to Borrower, at any time and from time to time, waive in whole or in part, absolutely or conditionally, any Default or Event of Default hereunder. Any such waiver shall be subject to such conditions or limitations as shall be specified in any such notice. In the case of any such waiver, the rights of Borrower shall be otherwise unaffected, and any Default or Event of Default so waived shall be deemed to be cured and not continuing only to the extent, and only on the conditions or limitations, set forth in such waiver, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right, remedy or power consequent thereupon.

         7.2 Lender's Action for its Own Protection Only. The authority herein conferred upon Lender, and any action taken by Lender, to inspect the Premises, to review and/or approve all documents and instruments submitted to Lender, or otherwise, will be exercised and taken by Lender and by Lender's employees, agents, consultants and representatives for their own protection only and may not be relied upon by Borrower or any other Person for any purposes whatsoever; and neither Lender nor Lender's employees, agents, consultants and representatives shall be deemed to have assumed any responsibility to Borrower or any other Person with respect to any such action herein or under any of the other Loan Documents authorized to be taken by Lender or Lender's employees, agents and representatives. Any review, investigation or inspection conducted by Lender, any architect, engineer or other consultant retained by Lender, or any agent or representative of Lender, in order to verify independently Borrower's satisfaction of the covenants, agreements and obligations thereof under this Agreement or under any of the other Loan Documents, or the validity of any representations and warranties made by Borrower or any other Person (regardless of whether or not the Person conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true) shall not affect (or constitute, except as may specifically be provided in this Agreement or in the other Loan Documents to the contrary, a waiver by Lender of) (a) any representations and warranties under this Agreement or the other Loan Documents or Lender's reliance thereon or (b) Lender's reliance upon any certifications of Borrower or any other Person in connection with the Loan, or any other facts, information or reports furnished to Lender by Borrower or any other party in connection with the Loan. Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Premises, and Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information to Borrower by Lender in connection with such matters is for the protection of Lender only and neither Borrower nor any other Person is entitled to rely thereon.

         7.3 No Third Party Beneficiaries. All conditions to the obligations of Lender hereunder and under the other Loan Documents are imposed solely and exclusively for the benefit of Lender and its Assignees and Participants, if any, and its or their successors and assigns, and no other Person (other than Servicer) shall have standing to require satisfaction of such conditions in


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accordance with their terms, or be entitled to assume that Lender will refuse to advance proceeds of the Loan or refuse to agree or consent to any matter in the absence of compliance with any or all thereof, and no other Person (other than Servicer) shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if, in its sole discretion, it deems it advisable to do so, it being further understood that Lender and its Assignees and Participants, if any, and its or their successors and assigns shall have no obligation to assure that the Approved Tenant Improvements, Approved Base Building Work or any other work required or contemplated hereby or by the other Loan Documents are properly and/or timely completed.

         7.4 Payment of Expenses, etc.

             7.4.1 Payment of Expenses. Borrower shall, on the Effective Date and at all times thereafter, pay all costs and fees incurred by Lender in connection with the preparation, negotiation, consummation, execution, administration, repayment, collection and enforcement of the Loan, the Loan Documents and any approval, consent, amendment, modification or waiver related thereto. Without limiting the generality of the foregoing, Borrower shall pay:

                  (a) Lender's Counsel Fees in connection with the foregoing;

                  (b) all taxes and recording fees and expenses, including, without limitation, stamp and/or mortgage taxes and transfer taxes, if any;

                  (c) all fees and out-of-pocket expenses incurred by Lender, including all expenses of Lender and its respective agents and representatives, in connection with any Default hereunder, under the Note or under any other Loan Document or the collection or enforcement thereof;

                  (d) all fees and expenses of any environmental, engineering, appraisal, construction, insurance or other consultants retained by Lender in connection with the Loan or the administration, enforcement or collection thereof; and

                  (e) all brokers' fees and commissions in connection with the Loan, the Premises and any Lease or purchase agreement in respect of the Premises.

         Without limiting the generality of the foregoing, to the extent that Lender, after the Effective Date, deems it necessary to employ counsel and/or any other consultant for any purpose in connection with the Loan or Lender's interest in the Premises, including, without limitation, all future amendments, supplements, notices, recordings, approvals, consents and waivers with respect to the Loan Documents (or any proposal by Borrower therefor), whether or not consummated, the adjustment and collection of any and all proceeds of Required Insurance, or obtaining any and all Awards, the reasonable fees and disbursements of such counsel and/or consultants shall be paid by Borrower. All such fees and expenses shall be paid by Borrower within ten (10) days after demand is made by Lender therefor. Borrower hereby indemnifies, defends and


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holds Lender harmless from and against any loss, cost (including, without limitation, reasonable attorneys' fees and disbursements) or damage whatsoever incurred by Lender as a result of Borrower's failure to pay any cost or expense contemplated hereby. The provisions of this Section 7.4.1 are not intended to limit any other obligation of Borrower to pay fees and expenses of Lender or other Persons contained herein or in any other Loan Document.

             7.4.2 Advances Secured. All costs and expenses incurred and payments made by Lender under this Agreement or any of the other Loan Documents from time to time, which are to be paid or reimbursed by Borrower as described herein or in any of the other Loan Documents shall, as and when advanced or incurred by Lender, constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents to the same extent and with the same effect as if the terms and provisions of this Agreement were set forth therein, whether or not the Outstanding Principal Balance of the applicable Loan plus such protective advances shall exceed the Loan Amount. If Borrower shall fail to reimburse or pay to Lender the amount of such protective advances by the applicable due date therefor, interest at the Default Rate shall accrue on such protective advances from the date such protective advances were made by Lender to and including the date that such protective advances are reimbursed or paid to Lender in full, together with all such accrued interest thereon.

         7.5 Indemnification.

                  (a) In addition to any other indemnifications provided herein or in the other Loan Documents, Borrower shall protect, defend, indemnify and save harmless the Indemnified Parties from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements) imposed upon or incurred by or asserted against any Indemnified Party (other than by reason of such Indemnified Party's gross negligence or willful misconduct, as determined to have occurred pursuant to the final nonappealable decision of a court of competent jurisdiction) by reason of
(i) ownership or holding of the Mortgage, this Agreement, the other Loan Documents, the Premises, any Shopping Center or any interest therein or any other Collateral, including any funds deposited with Lender, (ii) receipt and application of any Receipts or SC Receipts or an Indemnified Party's payment or non-payment of costs and expenses of operating the Premises or each Shopping Center, (iii) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Premises, any Shopping Center or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways, (iv) any design, construction, alteration, operation, maintenance, use, nonuse or condition of the Premises, any Shopping Center or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways, (v) any failure on the part of Borrower or any other Significant Party to perform or comply with any of the terms of this Agreement or any other Loan Document, (vi) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises, any Shopping Center or any part thereof, (vii) any failure of the Premises or any Shopping Center to comply with any Legal Requirements, (viii) the presence in, at or under the Premises or any Shopping


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Center of any Hazardous Substances, or any release or discharge on or from the
Premises of any Hazardous Substances, (ix) any representation or warranty made in the Note, the Mortgage, this Agreement or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made, (x) except to the extent any such claims are made solely as a result of any dealings between Lender and any broker, finder or similar person claiming to be entitled to a commission in connection with the Loan, and with whom Borrower has had no dealings with in connection with the Loan, any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any Lease, any SC Lease or other action involving the Premises, any Shopping Center or any part thereof, (xi) the claims of any lessee of any portion of the Premises or any Shopping Center or any person acting through or out of any lessee or otherwise arising out of or as a consequence of any Lease or any SC Lease, (xii) any claim that the relationship of Lender and Borrower is other than that of lender and borrower, or (xiii) the execution and delivery of this Agreement, the Mortgage and the other Loan Documents, the transactions contemplated hereby or thereby and the performance of the parties hereto of their respective obligations hereunder or thereunder. Any amounts payable to any Indemnified Party by reason of the application of this Section 7.5 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by any Indemnified Party until paid. The obligations and liabilities of Borrower under this Section 7.5 shall survive any termination, satisfaction, or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder, including, without limitation, the acquisition of the Premises by foreclosure or a conveyance in lieu of foreclosure, or otherwise.

                  (b) In case any claim, action or proceeding (a "Claim") is brought against any Indemnified Party in respect of which indemnification may be sought by such Indemnified Party pursuant to this Section 7.5, such Indemnified Party shall give notice thereof to Borrower; provided, however, that the failure of such Indemnified Party to so notify Borrower shall not limit or affect such Indemnified Party's rights to be indemnified pursuant to this Section 7.5, except to the extent such delay shall materially and adversely prejudice Borrower's defense of such Claim. Upon receipt of such notice of Claim, Borrower shall, at its sole cost and expense, diligently defend any such Claim with counsel reasonably satisfactory to such Indemnified Party, which counsel may, without limiting the rights of Indemnified Party pursuant to the next succeeding sentence, also represent Borrower in such Claim. In the alternative, the Indemnified Parties may elect to conduct their own defense through counsel of their own choosing, and at the expense of Borrower, if (i) the Indemnified Parties reasonably determine that the conduct of its defense by Borrower presents a conflict or potential conflict between Borrower and Lender that would make separate representation advisable or otherwise could be prejudicial to its interests, (ii) Borrower refuses to defend or (iii) Borrower shall have failed, in Lender's reasonable judgment, to diligently defend the Claim. Borrower may settle any Claim against Indemnified Parties without such Indemnified Parties' consent, provided that (A) such settlement is without any liability, cost or expense whatsoever to such Indemnified Parties, (B) the settlement does not include or require any admission of liability or culpability by such Indemnified


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Parties under any Legal Requirement, whether criminal or civil in nature, and
(C) Borrower obtains an effective written release of liability for such Indemnified Parties from the party to the Claim with whom such settlement is being made, which release must be reasonably acceptable to such Indemnified Parties, and a dismissal with prejudice with respect to all claims made by the party with whom such settlement is being made, with respect to any pending legal action against such Indemnified Parties in connection with such Claim. If the Indemnified Parties are conducting their own defense as provided above, Borrower shall be responsible for any good faith settlement of such Claim entered into by such Indemnified Parties, and such Indemnified Parties shall not be required to obtain the Borrower's consent to any such settlement. Indemnified Parties shall endeavor to keep Borrower reasonably informed as to the status of any Claim and any settlement discussions related thereto; provided, however, the failure to keep Borrower so informed shall not limit or otherwise affect Borrower's liability or the Indemnified Parties' rights hereunder. Nothing contained herein shall be construed as requiring any Indemnified Parties to expend funds or incur costs to defend any Claim in connection with the matters for which such Indemnified Parties are entitled to indemnification pursuant to this Section 7.5.

         7.6 Notices. All notices, reports, demands and other communications permitted or required to be given or furnished hereunder ("Notices") shall be in writing and shall be given: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by facsimile transmission with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses (a) through (c) immediately above, inclusive, in each case, to the Person intended to receive the same at the following address(es):

                  Lender:

                                    SWH Funding Corp.
                                    Two University Plaza
                                    Hackensack, New Jersey 07601
                                    Attention:    Sanford S. Herrick
                                    Facsimile:    (201) 343-1523

                  with a copy to:

                                    Solomon and Weinberg LLP
                                    685 Third Avenue
                                    New York, New York  10017
                                    Attention:    Howard R. Shapiro, Esq.
                                    Facsimile:    (212) 605-0999



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                  Borrower:

                                    Cedar Income Fund Partnership, L.P.
                                    c/o Cedar Bay Realty Advisors, Inc.
                                    44 South Bayles Avenue, Suite 304
                                    Port Washington, New York 11050
                                    Attention:    Brenda J. Walker
                                    Facsimile:    (516) 767-6497

                  with a copy to:

                                    Cedar Bay Realty Advisors, Inc.
                                    44 South Bayles Avenue, Suite 304
                                    Port Washington, New York 11050
                                    Attention:    Stuart H. Widowski, Esq.
                                    Facsimile:    (516) 767-6497

         Any Person may change the address to which any such Notice is to be delivered by furnishing ten (10) Business Days written notice of such change to the other parties in accordance with the provisions of this Section 7.6. Notices shall be deemed to have been given on the date they are actually received; provided, however, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel.

         7.7 No Oral Modification. In order to protect Lender from allegations in connection with the transactions contemplated by this Agreement that some loan officer or administrator of Lender made an oral modification of the Loan or a statement which was interpreted as an extension or modification or amendment of one or more of the Loan Documents, and that Borrower relied to its detriment thereon, Borrower acknowledges that this Agreement, the Mortgage, the Note and the other Loan Documents can be extended, modified or amended only in writing executed by Lender and Borrower and that none of the rights or benefits of Lender can be waived permanently except in a written document executed by Lender. Borrower further acknowledges its understanding that no officer, administrator or agent of Lender has the power or the authority from Lender to orally extend, modify or amend the Loan on any Loan Document on behalf of Lender.

         7.8 Assignment by Lender; Participations.

             7.8.1 Assignment and Participations. Lender may on or after the Effective Date sell and assign all or any portion of the Loan, to or with one or more Persons as may be selected by Lender in its sole and absolute discretion and on terms and conditions satisfactory to Lender in its sole and absolute discretion ("Assignees"), and/or pledge, hypothecate or encumber all or any portion of the Loan to one or more Persons as may be selected by Lender in its sole and absolute discretion and on terms satisfactory to Lender in its sole and absolute discretion, and/or sell one or more participation interests in the Loan to one or more Persons as may be selected by Lender in its sole and absolute discretion and on terms satisfactory to Lender in its sole and absolute discretion ("Participants"). Borrower and all other Persons associated or


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connected with the Loan or the Premises shall cooperate in all reasonable respects with Lender in connection with the sale of participation interests in, or the pledge, hypothecation or encumbrance or sale of all or any portion of, the Loan, and shall, in connection therewith, execute and deliver such estoppels, certificates, instruments and documents as may be reasonably requested by Lender. Borrower grants to Lender the right to distribute financial and other information concerning Borrower, any other Significant Party, the Premises, the other Collateral and all other pertinent information with respect to the Loan to any Person who has purchased a participation interest in the Loan, or who has purchased the Loan, or who has made a loan to Lender secured by the Loan or who has expressed an interest in purchasing a participation interest in the Loan, or expressed an interest in purchasing the Loan or the making of a loan to Lender secured by the Loan. If requested by Lender, Borrower shall execute and deliver, and shall cause each other Person associated or connected with the Loan or the Premises or the other Collateral to execute and deliver, at no cost or expense to Borrower, such documents and instruments as may be necessary to split the Loan into two or more loans evidenced by separate sets of notes and secured by separate sets of other related Loan Documents to the full extent required by Lender to facilitate the sale of participation interests in the Loan or the sale of the Loan or the making of a loan to Lender secured by the Loan, it being agreed that (a) any such splitting of the Loan will not adversely affect or diminish the rights of Borrower as presently set forth herein and in the other Loan Documents and will not increase the respective obligations and liabilities of Borrower or any other Person associated or connected with the Loan or the Collateral, (b) the Loan Documents securing the Loan as so split will have such priority of lien as may be specified by Lender and (c) the retained interest of Lender in the Loan as so split, if any, shall be allocated to or among one or more of such separate loans in a manner specified by Lender in its sole and absolute discretion.

             7.8.2 Assignment and Acceptance. From and after the effective date of any assignment to an Assignee, (a) such Assignee shall be a party hereto and to each of the other Loan Documents to the extent of the applicable percentage or percentages assigned to such Assignee and, except as otherwise specified herein, shall succeed to the rights and obligations of Lender hereunder in respect of such applicable percentage or percentages and (b) Lender shall relinquish its rights and be released from its obligations hereunder and under the Loan Documents to the extent of such applicable percentage or percentages. The liabilities of Lender and each of the other Assignees shall be separate and not joint and several. Neither Lender nor any Assignee shall be responsible for the obligations of any other Assignee.

             7.8.3 Other Business. Lender, each Assignee and each Participant and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any Affiliate of Borrower, and any Person who may do business with or own interests in or securities of Borrower or any such Affiliate, without any duty to account therefor.

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             7.8.4 Privity of Contract. This Agreement is being entered into by
Lender individually and as agent for all present and future Assignees, and privity of contract is hereby created among Lender and all present and future Assignees, on the one hand, and Borrower, on the other hand.

         7.9 Severability. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Agreement, the Mortgage or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Note, the Mortgage, or in any other Loan Document shall be in no way affected, prejudiced or disbursed thereby.

         7.10 No Assignment by Borrower. Borrower shall not assign or transfer any of its rights hereunder without the prior written consent of Lender which may be granted or withheld in Lender's sole discretion. Any assignment made without Lender's prior written consent shall be void.

         7.11 Governing Law. This Agreement and the other Loan Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York from time to time in effect, (a) without giving effect to the State of New York's principles of conflicts of law except that it is the intent and purpose of Lender and Borrower that Section 5-1401 of the General Obligations Law of the State of New York shall apply to this Agreement and the other Loan Documents and (b) except to the extent of the procedural and substantive matters relating only to the creation, perfection or foreclosure of liens and enforcement of rights and remedies against the Premises or any other Collateral, or any part thereof, and the establishment of and defense in an action for a deficiency, which matters shall be governed by the laws of the State in which the Premises or such other Collateral, as applicable, is located.

         7.12 Successors and/or Assigns. Subject to the restrictions on transfer and assignment contained in this Agreement and the other Loan Documents, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and/or assigns of such party, and this Agreement shall inure to the benefit of and shall be binding on the parties hereto and the successors and/or assigns of such party.

         7.13 Entire Contract. This Agreement and the other Loan Documents, including all annexes, schedules and exhibits hereto and thereto, and all other documents furnished to Lender in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any term sheet, letter of intent or loan commitment letter.

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

         7.14 Liability. If Borrower hereunder is more than one Person, the obligations and liabilities of Borrower hereunder and under the other Loan Documents shall be joint and several.

         7.15 Counterparts; Headings. This Agreement may be executed in counterparts, each of which shall constitute an original, and which, when taken together, shall constitute but one instrument. The captions and headings of the various sections of this Agreement are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

         7.16 Time of the Essence. Time is of the essence as to Borrower's obligations under this Agreement and the other Loan Documents.

         7.17 Consents.

             7.17.1 No Subsequent Consent. Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date. Any consent or approval requested of and granted by Lender pursuant hereto or to any of the other Loan Documents shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof. Wherever this Agreement, the Mortgage or any other Loan Document refers to the consent or approval of Lender, or provides that any document or Person will be satisfactory or acceptable to Lender or words of similar import, (a) such consent or approval may be given or withheld by Lender, and such document or Person must be satisfactory or acceptable to Lender, in its sole and absolute discretion, unless otherwise expressly provided herein or therein, and (b) such consent or approval shall not be effective unless given in writing. Wherever this Agreement, the Mortgage or any other Loan Document refers to the provision of documents or other items being as Lender may require, provides for the selection by Lender of any Person to provide reports or other items hereunder or thereunder or for the selection by Lender of any means of determining any matter, or otherwise refers to terms and conditions hereof being as Lender deems appropriate, any such requirement, selection or determination of appropriateness shall be made by Lender in its sole and absolute discretion, unless expressly provided otherwise herein or therein. The foregoing provisions are intended to be effective whether or not the applicable provision hereof or of any other Loan Document specifies that the applicable consent, approval or other matter is to be determined by Lender in its "sole and absolute discretion" or words of similar import.

             7.17.2 Withholding of Consent. Wherever in this Agreement, the Mortgage or any other Loan Document, reference is made to any consent or approval not being "unreasonably withheld" or words of similar import, the same shall be deemed to include within its meaning (unless expressly provided otherwise) that if such consent or approval is to be granted, the same will occur within a commercially reasonable period of time. If Borrower believes that Lender has improperly failed to grant its consent or approval (or otherwise


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improperly failed to act as requested by Borrower as described in Section 7.17.1 hereof (e.g., determined that a document is not acceptable to Lender) hereunder or under the Mortgage or any other Loan Document (including, without limitation, by failing to respond within a commercially reasonable period of time) where such consent or approval is required to be given by (or such action which was not taken is in breach of) the terms of this Agreement or such other Loan Document, Borrower's sole remedy shall be to obtain declaratory relief in a final, non-appealable judgment determining such withholding to have been improper, whereupon such consent or approval shall be deemed given (or such other action described in Section 7.17.1 hereof shall be deemed taken), and Borrower hereby waives all claims for damages or set-off resulting from any withholding of consent or approval (or failure to take any other action described in Section 7.17.1 hereof) by Lender.

         7.18 No Partnership. Nothing contained in this Agreement or the other Loan Documents shall be deemed to create an equity investment on the part of Lender or a joint venture or partnership between Lender and Borrower, it being the intent of the parties hereto that only the relationship of lender and borrower shall exist with respect to the Premises. Borrower agrees that it shall report this transaction for income tax purposes, and file all related tax returns, in a manner consistent with the form of this transaction as a loan.

         7.19 WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UNCONDITIONALLY WAIVES IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF BORROWER, ANY OTHER SIGNIFICANT PARTY OR LENDER RELATING TO THE LOAN, AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) A TRIAL BY JURY, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (EXCEPT FOR ANY COMPULSORY COUNTERCLAIM WHICH, IF NOT ASSERTED IN SUCH SUIT, ACTION OR PROCEEDING, WOULD BE WAIVED) AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         7.20 Construction of Provisions. The following rules of construction shall be applicable for all purposes of this Agreement and all documents or instruments supplemental hereto, unless the context otherwise requires:

                  (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits attached to this Agreement, unless expressly otherwise designated in context.

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

                  (b) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without limitation,."

                  (c) The terms "Premises," "Shopping Center" and "Collateral" shall be construed as if followed by the phrase "or any part thereof."

                  (d) The term "Obligations" or "obligations" shall be construed as if followed by the phrase "or any other sums secured hereby or by the other Loan Documents, or any part thereof."

                  (e) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.

                  (f) The term "provisions," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

                  (g) All Article, Section and Exhibit captions herein are used for convenience of reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Mortgage.

                  (h) No inference in favor of, or against, any party shall be drawn from the fact that such party has drafted any portion hereof.

                  (i) The cover page of, and all recitals set forth in, and all Exhibits to, this Agreement are hereby incorporated in this Agreement.

                  (j) All obligations of Borrower hereunder shall be performed and satisfied by or on behalf of Borrower at Borrower's sole cost and expense.

         7.21 Limitation on Liability. In no event shall Lender be liable to Borrower or any Related Party for consequential or other damages, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the other Loan Documents and Borrower for itself and all Related Parties hereby waives all claims for consequential or other damages.

         7.22 Jurisdiction, Venue, Service of Process. ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT SHALL BE TRIED AND LITIGATED, AT LENDER'S OPTION, IN STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED PURSUANT TO THE MORTGAGE AND UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE HEREWITH. IN ANY ACTION AGAINST BORROWER, SERVICE OF PROCESS MAY BE MADE THEREUPON BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT


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REQUESTED, TO THE ADDRESS(ES) ABOVE SET FORTH, WHICH SERVICE SHALL BE DEEMED
SUFFICIENT FOR PERSONAL JURISDICTION AND SHALL BE DEEMED EFFECTIVE SEVEN (7) BUSINESS DAYS AFTER MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

         7.23 Rule of Construction. This Agreement and the other Loan Documents shall not be construed more strictly against a party solely because this Agreement or such Loan Documents may have been prepared by counsel for such party, it being agreed that each of Lender and Borrower have contributed substantially and materially to the preparation of this Agreement and the other Loan Documents.

         7.24 Further Assurances.

                  (a) Borrower shall, at its sole cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, conveyances, notes, mortgages, assignments, security agreements, financing statements and assurances as Lender shall from time to time reasonably require or reasonably deem advisable (i) to effectuate the intent and purposes of this Agreement and the other Loan Documents, (ii) for the better assuring, conveying, mortgaging, assigning and confirming unto Lender of all property and rights mortgaged, granted, bargained, alienated, confirmed, pledged, hypothecated, conveyed or assigned by this Agreement or any of the other Loan Documents or which Borrower may be or may hereafter become bound to convey or assign to Lender, (iii) for the perfection of any such lien or security interest granted herein or in the other Loan Documents and (iv) for the better assuring and confirming of all of Lender's rights, powers and remedies hereunder. Borrower, on demand, shall execute and deliver, and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments to evidence more effectively the security interest of Lender in the Premises and the Collateral.

                  (b) Borrower forthwith upon the execution and delivery of this Agreement and thereafter, from time to time, shall cause the Mortgage and any security instrument creating a Lien or security interest or evidencing the lien of the Mortgage and the other applicable Loan Documents upon the Premises or other property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future Legal Requirement in order to publish notice of and fully to protect the Lien or security interest of, and the priority of, the Mortgage and the other Loan Documents upon, and the interest of Lender in, the Premises or other applicable property. Borrower will pay all filing, registration or recording


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fees, and all expenses incident to the foregoing and all taxes, duties, assessments and charges of any Governmental Authority arising out of or in connection with the execution and delivery of the Mortgage, any other security instrument, any instrument of further assurance or any other Loan Document. Upon Lender's request, Borrower shall, from time to time, furnish Lender with evidence reasonably satisfactory to Lender that such property is free of Liens and security interests (except as permitted hereunder), including, without limitation, searches of applicable public records.

                  (c) Upon any failure by Borrower, to do so, Lender may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints (which appointment is coupled with an interest and with full power of substitution) Lender the agent and attorney-in-fact of Borrower to do so, and Borrower shall reimburse Lender, on demand, for all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection therewith. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower shall, at the cost of Borrower and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any Permit, agreement or any other right necessary or useful to the operation of the Premises and shall deliver to Lender all books and records relating to the Premises.

         7.25 Recitals. The Recitals set forth at the beginning of this Agreement are hereby incorporated into the substantive provisions of this Agreement.

         7.26 Effect of Environmental Representations and Covenants and Indemnities. The Environmental Representations and the Environmental Covenants and Indemnities are continuing representations, warranties, covenants and indemnities for the benefit of Lender and any successors and assigns of Lender, including, without limitation, any purchaser at a foreclosure sale, any transferee of the title of Lender or any other purchaser at a foreclosure sale, and any subsequent owner of the Premises, and shall survive the termination of this Agreement, or the satisfaction or release of the Mortgage, any foreclosure of the Mortgage and/or any acquisition of title to the Premises or any part thereof by Lender, or anyone claiming by, through or under Lender, by deed in lieu of foreclosure or otherwise.

         7.27 Impositions and Insurance Escrow. In order to assure the payment of Impositions and premiums with respect to all Required Insurance ("Insurance Premiums") as and when the same shall become due and payable, the following provisions shall apply:

             7.27.1 Impositions and Insurance Deposits. On the Effective Date, Borrower shall deposit $118,296.00 with Lender or Servicer to be held by and pledged to Lender as additional Collateral for the Loan (the "Impositions and Insurance Escrow Account"). Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the Obligations, a continuing perfected first priority security interest in and to and a lien upon the Impositions and Insurance Escrow Account and all amounts which may from time to time be a deposit therein. On each Payment Date, Borrower shall pay to


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Lender, in immediately available funds for deposit into the Impositions and
Insurance Escrow Account, an amount equal to one-twelfth (1/12) of the product of (a) one hundred ten percent (110%) and (b) the Impositions and Insurance Premiums to become due during the period commencing on the first day of the first month following such Payment Date and ending twelve (12) months following such first day. In all cases there must be paid hereunder, to be deposited and held in the Impositions and Insurance Escrow Account, an amount sufficient to pay one hundred ten percent (110%) of such Impositions and Insurance Premiums one month prior to the date when they are due and payable. The amounts of all of the foregoing deposits with respect to Impositions and Insurance Premiums (together with all interest accruing thereon from time to time, collectively, the "Impositions and Insurance Deposits") shall be determined by Lender based on actual invoices, or if such invoices are not available, based on one hundred and ten percent (110%) of the cost of the prior year's Impositions and Insurance Premiums. Borrower shall promptly, upon the demand of Lender, make additional Impositions and Insurance Deposits as Lender may from time to time require due to (a) the failure of Borrower to make Impositions and Insurance Deposits in previous months, (b) the underestimation of the amounts of Impositions and/or Insurance Premiums, (c) the particular due dates and amounts of Impositions and/or Insurance Premiums or (d) the application of the Impositions and Insurance Deposits pursuant to this Agreement. All Impositions and Insurance Deposits shall be held by Lender or Servicer in the Impositions and Insurance Escrow Account and invested and applied as provided in the Cash Management Agreement.

             7.27.2 Payment of Impositions and Insurance Premiums. Provided that no Event of Default has then occurred and is continuing, Lender will, out of the funds in the Impositions and Insurance Escrow Account (provided such funds are sufficient for such purpose), upon the presentation to Lender by Borrower of the bills therefor, pay the Impositions and Insurance Premiums or will, upon the presentation of official receipted bills therefor, reimburse Borrower for such payments made by Borrower. If the total funds on deposit in the Impositions and Insurance Escrow Account shall not be sufficient to pay all of the Impositions and Insurance Premiums when the same shall become due, then Borrower shall pay to Lender on demand the amount necessary to make up the deficiency. Lender shall be entitled, without request of Borrower, but, prior to an Event of Default upon two (2) Business Days notice to Borrower, to apply any funds in the Impositions and Insurance Escrow Account to the payment of any Impositions (other than any Impositions which Borrower has notified Lender that Borrower is contesting) and Insurance Premiums which have become due and have not yet been paid. Borrower and Lender acknowledge and agree that Borrower shall not be in default hereunder or under the other Loan Documents for failure to pay Impositions or Insurance Premiums, if such failure arises by reason of Lender's failure to comply with its agreement contained in this Section 7.27.2.

             7.27.3 Application upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, without being required to do so, apply any Impositions and Insurance Deposits on hand to pay Impositions or Insurance Premiums or to pay principal, interest and other amounts payable to Lender hereunder or under the other Loan Documents, all


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in such order and manner as Lender, in its sole discretion, may elect. When the principal and interest under the Note and all prepayment premiums, if any, in connection therewith and all other Obligations have been fully and properly paid, any remaining Impositions and Insurance Deposits shall be returned to Borrower or such other Person as may be lawfully entitled thereto.

             7.27.4 Reliance. Lender shall be absolutely entitled to rely on any statements of any Governmental Authority with respect to Impositions and any statement of Borrower's insurance carrier or its agent with respect to Insurance Premiums.

             7.27.5 No Third Party Beneficiary. No provision of this Agreement, the Mortgage or any other Loan Document shall be construed as creating in any party other than Borrower and Lender (and Servicer), any rights in and to the Impositions and Insurance Deposits or any rights to have the Impositions and Insurance Deposits applied to payment of Impositions and Insurance Premiums. Lender shall have no obligation or duty to any third party to collect or apply Impositions and Insurance Deposits.

         7.28 Interest Reserve Escrow. In order to assure the payment of Basic Interest as and when the same shall become due and payable, the following provisions shall apply:

             7.28.1 Interest Reserve Deposits. On the Effective Date, Borrower shall deposit $152,083.33 with Lender or Servicer to be held by and pledged to Lender as additional Collateral for the Loan (the "Interest Reserve Escrow Account"). Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the Obligations, a continuing perfected first priority security interest in and to and a lien upon the Interest Reserve Escrow Account and all amounts which may from time to time be a deposit therein. In all cases there must be paid hereunder to be deposited and held in the Interest Reserve Escrow Account, an amount sufficient to pay a portion of the Basic Interest due on each of the first twelve (12) Payment Dates in an amount equal to one-twelfth (1/12) of two and one-half percent (2.5%) of the Loan Amount. (The amounts of all of the foregoing deposits with respect to Basic Interest, together with all interest accruing thereon from time to time, collectively, the "Interest Reserve Deposits"). Borrower shall promptly, upon the demand of Lender, make additional Interest Reserve Deposits as Lender may from time to time require due to (a) the failure of Borrower to make Interest Reserve Deposits in previous months, (b) the underestimation of the amounts of Basic Interest, or (c) the application of the Interest Reserve Deposits pursuant to this Agreement. All Interest Reserve Deposits shall be held by Lender or Servicer in the Interest Reserve Escrow Account and invested and applied as provided in the Cash Management Agreement.

             7.28.2 Payment of Basic Interest. Provided that no Event of Default has then occurred and is continuing, Lender shall, out of the funds in the Interest Reserve Escrow Account (provided such funds are sufficient for such purpose), pay on each Payment Date Basic Interest or a portion thereof as follows: (a) from and after the first (1st) Payment Date through and including the twelfth (12th) Payment Date, an amount equal to one-twelfth (1/12) of two and one-half percent (2.5%) of the Outstanding Principal Balance as of the applicable Payment Date; (b) from and after the thirteenth (13th) Payment Date through and including the Initial Maturity Date, nothing; (c) during the First


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Extension Period, nothing, and (d) during the Second Extension Period, nothing.
Notwithstanding anything to the contrary contained herein, to the extent that there are any funds remaining in the Interest Reserve Escrow Account after the twelfth (12th) Payment Date but prior to the first (1st) day of the First Extension Period, such funds may be used by Lender, in Lender's sole and absolute discretion, to make additional payments of principal. If the total funds on deposit in the Interest Reserve Escrow Account shall not be sufficient to pay all of the Basic Interest when the same shall become due, then Borrower shall pay to Lender on demand the amount necessary to make up the deficiency. Borrower agrees and acknowledges that neither the insufficiency of the amount of, nor the unavailability of, the Interest Reserve Deposits is intended to, and shall therefore not, constitute a limitation on the obligation of Borrower to pay Basic Interest under this Agreement; provided, however, so long as no Event of Default exists, Borrower shall not be in default hereunder or under the other Loan Documents for failure to pay Basic Interest or the portion thereof that Lender was supposed to pay pursuant to this Section 7.28.2, if such failure arises by reason of Lender's failure to comply with its agreement contained in this Section 7.28.2. Interest earned on the Interest Reserve shall be for the benefit of Lender. Interest earned shall be taxable to Borrower. Lender shall have no liability with respect to the payment of interest or the rate earned upon the funds held in the Interest Reserve.

             7.28.3 Application upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, without being required to do so, apply any Interest Reserve Deposits on hand to pay principal, interest and other amounts payable to Lender hereunder or under the other Loan Documents, all in such order and manner as Lender, in its sole discretion, may elect. When the principal and interest under the Note and the Exit Fee, the Equity Fee and all other Obligations have been fully and properly paid, any remaining Interest Reserve Deposits shall be returned to Borrower or such other Person as may be lawfully entitled thereto.

         7.29 Environmental Reserve Escrow. In order to assure the remediation of certain environmental matters (the "Environmental Work") as described in the Environmental Report, the following provisions shall apply:

             7.29.1 Environmental Reserve Deposits. On the Effective Date, Borrower shall deposit $6,000.00 (the "Environmental Reserve Deposit") with Lender or Servicer to be held by and pledged to Lender as additional Collateral for the Loan (the "Environmental Reserve Escrow Account"). Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the Obligations, a continuing perfected first priority security interest in and to and a lien upon the Environmental Reserve Escrow Account and all amounts which may from time to time be a deposit therein. Borrower shall promptly, upon the demand of Lender, make additional Environmental Reserve Deposits as Lender may from time to time reasonably require. All Environmental Reserve Deposits shall be held by Lender or Servicer in the Environmental Reserve Escrow Account and invested and applied as provided in the Cash Management Agreement.



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             7.29.2 Reimbursement . Provided that no Event of Default has then occurred and is continuing, Lender shall upon completion of the Environmental Work to Lender's satisfaction, out of the funds in the Environmental Reserve Escrow Account (provided such funds are sufficient for such purpose), disburse to Borrower the funds in the Environmental Reserve Escrow Account. Borrower agrees and acknowledges that neither the insufficiency of the amount of, nor the unavailability of, the Environmental Reserve Deposits is intended to, and shall therefore not, constitute a limitation on the obligation of Borrower to complete the Environmental Work. Interest earned on the Environmental Reserve Deposits shall be for the benefit of Lender. Lender shall have no liability with respect to the payment of interest or the rate earned upon the funds held in the Environmental Reserve Escrow Account.

             7.29.3 Application upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, without being required to do so, apply any Interest Reserve Deposits on hand to pay principal, interest and other amounts payable to Lender hereunder or under the other Loan Documents, all in such order and manner as Lender, in its sole discretion, may elect. When the principal and interest under the Note and the Exit Fee, the Equity Fee and all other Obligations have been fully and properly paid, any remaining Interest Reserve Deposits shall be returned to Borrower or such other Person as may be lawfully entitled thereto.

         7.30 Delivery of Lender Statement. Lender shall, not more than one (1) time during the Term, within ten (10) Business Days after written request from Borrower, furnish to Borrower or such other party (or parties as may be requested by Borrower) a non-binding written statement setting forth only the Outstanding Principal Balance of and accrued and unpaid interest due on the Loan and stating the date through which interest has been paid, it being understood and agreed that such written statement shall be provided by Lender for informational purposes only and not be relied upon by Borrower or such other party (or parties) as having any estoppel effect on Lender (and such statement may contain a provision to such effect).




                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        LENDER:

                                        SWH FUNDING CORP.,
                                        a New Jersey corporation


                                        By:
                                           -----------------------------
                                            Name:  Sanford S. Herrick
                                            Title:


                                        BORROWER:

                                        CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                        a Delaware limited partnership

                                        By:    Cedar Income Fund, Ltd.,
                                               a Maryland corporation,
                                               General Partner


                                               By:
                                                  -------------------------
                                                    Name:
                                                    Title:




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                                 ACKNOWLEDGMENTS


STATE OF NEW YORK          )
                           )   ss.:
COUNTY OF NEW YORK         )


                  On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared [_______________], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                                           _____________________
                                                           Notary Public (SEAL)



STATE OF NEW YORK          )
                           )   ss.:
COUNTY OF NEW YORK         )


                  On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared [______________], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the
---------------------------------.


                                                           _____________________
                                                           Notary Public (SEAL)





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


                                 ACKNOWLEDGMENTS


STATE OF NEW YORK          )
                           )   ss.:
COUNTY OF NEW YORK         )


                  On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared [_______________], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.




                                                           _____________________
                                                           Notary Public (SEAL)



STATE OF NEW YORK          )
                           )   ss.:
COUNTY OF NEW YORK         )


                  On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared [______________], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the
---------------------------------.




                                                           _____________________
                                                           Notary Public (SEAL)





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